UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

The LB Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005
Date of fiscal year end: December 31
Date of reporting period: June 30, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Financial for Lutherans TM]

LB Series Fund, Inc.

Semiannual Report
June 30, 2003

[GRAPHIC OMITTED: Father with 2 Children]

Table of Contents

President's Letter                                                   1

Economic and Market Overview                                         2

Portfolio Perspectives
Small Cap Growth Portfolio                                           4
Opportunity Growth Portfolio                                         6
Mid Cap Select Growth Portfolio                                      8
Mid Cap Growth Portfolio                                            10
World Growth Portfolio                                              12
All Cap Portfolio                                                   14
Growth Portfolio                                                    16
Investors Growth Portfolio                                          18
Growth Stock Portfolio                                              20
Value Portfolio                                                     22
High Yield Portfolio                                                24
Income Portfolio                                                    26
Limited Maturity Bond Portfolio                                     28
Money Market Portfolio                                              30

Schedules of Investments
Small Cap Growth Portfolio                                          32
Opportunity Growth Portfolio                                        35
Mid Cap Select Growth Portfolio                                     40
Mid Cap Growth Portfolio                                            42
World Growth Portfolio                                              47
All Cap Portfolio                                                   51
Growth Portfolio                                                    53
Investors Growth Portfolio                                          57
Growth Stock Portfolio                                              59
Value Portfolio                                                     61
High Yield Portfolio                                                64
Income Portfolio                                                    72
Limited Maturity Bond Portfolio                                     78
Money Market Portfolio                                              84

Statement of Assets and Liabilities                                 88

Statement of Operations                                             91

Statement of Changes in Net Assets                                  94

Notes to Financial Statements                                       97

Financial Highlights
Small Cap Growth Portfolio                                         106
Opportunity Growth Portfolio                                       107
Mid Cap Select Growth Portfolio                                    107
Mid Cap Growth Portfolio                                           106
World Growth Portfolio                                             107
All Cap Portfolio                                                  107
Growth Portfolio                                                   108
Investors Growth Portfolio                                         109
Growth Stock Portfolio                                             109
Value Portfolio                                                    109
High Yield Portfolio                                               108
Income Portfolio                                                   109
Limited Maturity Bond Portfolio                                    109
Money Market Portfolio                                             110

Supplement to the Prospectus                                       113

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the semiannual report for the six-month period ended June 30, 2003, for the LB Series Fund, Inc., as managed by Thrivent Financial for Lutherans ("Thrivent Financial"). In this report, you will find detailed information about the LB Series Fund, Inc. including summaries prepared by each portfolio manager that review his or her portfolio and describe performance, market conditions and management strategies during the six-month period. In addition, Jim Abitz, Thrivent Financial's senior vice president and chief investment officer, has reviewed the summary of forces influencing your investment performance in his Economic and Market Overview.

This year could be one of transition for our financial markets with all the major investment categories in positive territory for 2003 year-to-date following several very challenging years. While it is too early to know if the bear market has truly gone into hibernation, and several aspects of the economy remain open to question, there is no question that the U.S. economy has shown a degree of improvement of late and renewed investor confidence in the markets. International tension has ebbed somewhat from the high anxiety environment seen earlier in the year, though global hotspots certainly remain. The economy continues to plow ahead with steady, if slow, growth, and consumer confidence has risen in recent months. As market trends have once again exhibited how quickly they can shift, and will likely remain volatile for some time, it is a wonderful opportunity to review one's investment portfolio for proper balance, risk temperament, and overall strategy. I encourage you to contact your Thrivent Financial associate if you have any questions. He or she is here to help and would welcome the chance to do so.

Transition and change isn't limited solely to our nation's financial markets -- Thrivent Financial has recently adopted a new strategy for our investment products. This new course not only renews our already strong commitment to all of our investment products, but will also result in stronger product offerings, a wider variety of choices, and complementary investment options from select outside firms that share our values and integrity. We believe that implementation of this strategy will further enhance our ability to offer top-shelf investments and will strongly benefitour member investors. As an early delivery in this regard, look for three recently introduced investment options tied to intriguing asset classes that could provide additional balance or diversification for your overall portfolio -- mortgage, small cap value, and real estate securities. Ask your Financial associate for more information.

The financier, Bernard Baruch, once said, "Now is always the hardest time to invest." His words ring particularly true in light of the host of difficulties around which the U.S. economy, financial markets, and investors have navigated over the past few years. I would also suggest that Mr. Baruch's quote could be tweaked to read, "Now is always the hardest time to stick to an investment strategy or plan." Despite so much uncertainty and market fluctuations that can leave one's head spinning, history has shown time and time again that betting against the long-term strength and resilience of the U.S. economy and financial markets is an unwise wager. Be assured that Thrivent Financial is here to serve -- no matter how the markets are performing -- with trustworthy advice and financial solutions to help you meet your individual goals.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
LB Series Fund, Inc.

[PHOTO OMITTED: JIM ABITZ]

June 30, 2003

Jim Abitz
Senior Vice President and
Chief Investment Officer

Economic and Market Overview

The financial markets took a decidedly sharp turn during the six months ended June 30, 2003. The period began with losses for stocks as the steady march toward the possibility of war with Iraq created investor anxiety. The same uncertainty that plagued equities over this period proved advantageous to high-quality bond investors as economic stagnancy and geopolitical unrest drove demand higher for this asset class's perceived safety. In the month of March, with resolution of the debate over war and the prospect of a decisive military victory, the stock markets rebounded impressively and continued to perform strongly throughout the period. For the six months, every major asset class posted positive returns with growth stocks and high yield bonds leading the way. High-quality bonds continued their winning ways as a result of more risk-averse investors questioning the speed and endurance of the U.S. economic recovery and seeking safety in this asset class, but faltered toward the end as the threat of rising interest rates increased.

U.S. Economy

Economic growth, while not robust, continued to plod forward at a 1-2% annual rate. The war on terrorism, geopolitical anxieties leading up to the war on Iraq, higher energy prices in the first quarter and unseasonably cold weather teamed to temper the pace of economic activity in early 2003. The overall direction and pace for a more vital U.S. economic recovery remains open for discussion as job growth and capital spending by businesses has yet failed to materialize. The nation's jobless rate has been mired over the 6% mark, an eight-year high, for some time now and unemployment claims continue unabated. Capital spending, and by extension, manufacturing and industrial production, remains anemic although many economists believe spending is set to pick up as a result of the war with Iraq reaching a conclusion and higher consumer and business confidence taking hold. Second and third quarter reports on corporate spending and production will be key in determining if these important economic variables will come to life as the dust settles overseas.

For the past three years, the consumer has been the economy's principal source of strength. Consumer sentiment climbed in the post-war weeks and spending remained strong throughout the period, sparked in part by wave after wave of mortgage refinancings, which are a result of the lowest interest rate environment in over forty years. The prospects for the U.S. consumer should also be enhanced as the "advance refund" checks, part of the recently approved tax relief package, begin to be mailed in July.

Inflation and Monetary Policy

Inflation was largely a non-factor throughout the period, with the exception of the occasional jump in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices, even as corporate cost-cutting measures and efficiencies led to stronger overall productivity. In fact, it was the possibility of a Japan-like deflationary scenario that Fed chairman Alan Greenspan addressed in April -- though unlikely with our nation's strong banking system and the Fed's watchful eye. Interest rates remain very low and should provide fertile ground for increased business and consumer spending.

Equity Performance

The reporting period began with a small and short-lived new year rally before anxiety associated with nearly constant media coverage over a potential war with Iraq and a spate of weak economic data derailed stock prices. In mid-March, leading up to the hostilities in Iraq, the stock market again re-tested its recent lows from July and early October 2002. Investors, chafed from losses and worried about an already stagnant economy, flocked to low-risk investments. In mid-March, stocks rose precipitously as it became clear that the final direction would indeed be war and a resolution was forthcoming. When the conflict turned into a swift allied victory, stocks surged to new short-term highs and posted strong gains. Improvement in corporate profits assured the rally would continue through the end of the reporting period.

Both equity styles -- growth and value -- produced excellent returns over the reporting period. The S&P 500 Index, a broad large-company index, posted an 11.75% total return, with value issues narrowly outperforming the growth segment of the Index despite the technology-heavy growth area surging in the final month of the period. In observing returns for other market capitalizations, small-cap stocks performed best with the Russell 2000 Growth Index recording a 17.89% total return while the mid-cap area, as measured by the S&P MidCap 400 Index, finished the period, appropriately, in the middle of the pack, returning 12.40%. All equity categories finished strong in May and June, led by a resurgent NASDAQ Composite Index and improved corporate earnings.

Fixed-Income Performance

The perceived safety of fixed-income instruments led to another productive session for bond investors. Investment-grade bonds greatly benefited from widespread international uncertainty -- war with Iraq, a war of words with North Korea, SARS and a generally weak global economy. Asset- and mortgage-backed bonds posted solid gains related to tremendous demand for government agency securities and concern over the direction of the economy early in the period, while corporate bonds led all fixed-income sectors. For the period, the Lehman Brothers Aggregate Bond Index -- a broad barometer of investment-grade bond performance -- generated a tempered 3.93% total return.

The high-yield market snapped back dramatically after languishing for several years. With yields between high-yield bonds and U.S. Treasuries at historically attractive spreads and corporate profitability improving, assets flooded into the more aggressive credit markets starting in the fall months of 2002 with the result being substantial investor gains. Investors hungry for yield in a very low interest rate environment also helped boost the high-yield sector's popularity. Benefiting from these factors, the Lehman Brothers High Yield Bond Index produced a staggering 18.48% total return over the six-month period.

Outlook

Near term it will be of critical interest to see whether the recent gains in stocks were simply a "relief rally" as a result of the war with Iraq coming to a swift conclusion or if the underpinnings of a stronger economic recovery are set in motion. Close to a half a million jobs were lost in February and March alone and job growth remains a key missing piece from the economic recovery puzzle. The downward pressure on companies to lay off workers is likely to slow over the next several months. As the economy picks up steam and businesses increase investment in capital equipment, job growth should ensue.

As many of the uncertainties that burdened the U.S. economy over the past six months are peeled away, business spending should accelerate. The combination of easy monetary policy, strong productivity growth, tax cuts, and improved profitability that is currently being set into place, should set the stage for a moderate economic expansion through the end of this year and into 2004.

Conditions in the financial markets showed remarkable improvement over the last half of the reporting period and should continue to rally in the event of a stronger economic revival. The corporate malfeasance and accounting-related scandals appear largely behind us and today's management teams are more concerned with honesty and forthrightness. Faith in the integrity of our markets is on the mend. The economic climate is set for solid growth and investor confidence is on the upswing, which is good news for investors.

Small Cap Growth Portfolio

[GRAPHIC OMITTED: FRANKLIN TEMPLETON INVESTMENTS]

Franklin Advisers, Inc. (FAI), the subadviser for the Small Cap Growth Portfolio, has three co-managers of the Portfolio. Edward B. Jamieson, executive vice president of FAI, Michael P. McCarthy, senior vice president of FAI and Aidan W. O'Connell, vice president, have served as portfolio managers of the Small Cap Growth Portfolio since its inception in November 2001.

A marked difference between first and second half performance resulted in positive returns for investors for the six-month period ended June 30, 2003. In this unsettled environment, the Small Cap Growth Portfolio turned in a 14.58% total return as compared to its Lipper peer group of similarly managed small cap growth equity portfolios which returned 15.85% over the identical period. The Portfolio's market benchmark, the Russell 2000 Growth Index, registered a 19.33% total return.

Tale of Two Markets

The first few months of the year were volatile and disappointing for small-company growth stock investors as the anticipation of an Iraq conflict negatively influenced the equity markets and the economy. Decreased trading volume and stock prices coincided with declining consumer confidence, decelerated consumer spending, and high unemployment. The second half of the reporting period witnessed an abrupt about face and was characterized by a powerful equity market upsurgefollowing the conclusion of major fighting in Iraq. Small-cap growth stocks were major beneficiaries of this rally and rose dramatically in the third quarter. Specifically, the smallest of the small-caps, called micro-caps, and more speculative issues performed best.

Despite posting attractive absolute returns for investors, the Portfolio's relative performance was hindered by a slightly larger cash position. With historically low yields, any amount of cash provided drag on performance suffered in relative terms in the second half of the period when equity returns were very strong. Also, as mentioned previously, the speculative and very small rode the crest of this rally and the Portfolio's tempered exposure to these riskier and less liquid areas of the small-cap growth segment contributed to its relative underperformance. In particular, the Portfolio's lesser exposure to the biotechnology industry adversely impacted performance as these stocks did very well despite a general lack of earnings and the uncertainty associated with the risks inherent in the research and drug approval process. Our overweight position in the more defensive producer manufacturing sector also slowed performance over a period that disproportionately rewarded the most aggressive holdings.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology          42.7%
Industrials                     13.3%
Consumer Discretionary          11.9%
Energy                           7.5%
Health Care                      6.8%
Financials                       6.0%
Materials                        4.9%
Consumer Staples                 0.6%
Communications Services          0.5%
Utilities                        0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.4%
Common Stocks                      94.6%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

                       Portfolio Facts

Net Assets          $22,559,275          NAV          $8.82

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          -3.88%                              -7.62%

Outlook

Since the declared conclusion of the major conflict in Iraq, investors have demonstrated more optimism about corporate profit potential and appear to be willing to look further into the future for such potential to be realized. We believe this change in investor outlook can serve as a cornerstone of economic recovery only if it encourages the transmission of capital from low-yielding bonds to the more speculative equity markets, where the capital can fund new research projects, staffing, and advertisement and plant investment. As this trend progresses, we believe that investors will require evidence of improving profitability in their equity investments and in the economy as a whole. While such evidence, in the form of rising corporate profits, will not likely materialize immediately, we are confident that the dramatic cost-cutting over the last three years has the potential to begin yielding improving profit levels in the next year. With the belief that profit growth must materialize to validate and sustain an improved investor outlook, we continue to look for small-cap companies whose profit improvement, in their view, appears to be both imminent and relatively certain. We will focus on these opportunities across all industries, with a particular emphasis on the technology, transportation, industrial, commodity and energy sectors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         Russell
                        Small Cap        2000            Consumer
                        Growth           Growth          Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,550          10,623           9,961
             2002        10,413          10,245           9,983
             2002         9,962           9,582          10,023
             2002        10,851          10,414          10,079
             2002        10,540          10,189          10,135
             2002        10,079           9,593          10,135
             2002         9,179           8,780          10,141
             2002         7,684           7,430          10,152
             2002         7,665           7,427          10,186
             2002         6,786           6,891          10,203
             2002         7,450           7,239          10,228
             2002         8,220           7,957          10,228
             2002         7,699           7,408          10,206
             2003         7,633           7,207          10,251
             2003         7,462           7,015          10,330
             2003         7,308           7,121          10,392
             2003         7,963           7,795          10,369
             2003         8,735           8,673          10,353
    June 30, 2003        $8,822          $8,840         $10,364

Footnotes read:

*    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**    The Russell 2000 Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

/1/   Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Opportunity Growth Portfolio

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas, CFA, began serving as the manager of the Opportunity Growth Portfolio in February 2002. She joined Thrivent Financial for Lutherans in 1993 and served as the associate manager of the Mid Cap Portfolio from 1998 through February 2002.

Following an inauspicious start to the year, small-company growth stocks rebounded with authority. For the six-month period ended June 30, 2003, the Opportunity Growth Portfolio produced a 15.81% return. The Portfolio's Lipper peer group of similar small-cap growth portfolios produced a 15.85% median total return. The Portfolio's previous market benchmark, the small company Russell 2000 Index, returned 17.89%, while the Portfolio's current benchmark, the Russell 2000 Growth Index, returned 19.33%. Because the Russell 2000 Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio, rather than the Russell 2000 Index.

Technology Bounces Back

The year started with stocks declining on reports of poor year-end corporate profit numbers and continued headline uncertainty over hostilities with Iraq. However, market conditions improved in March and small-cap stocks began their steady climb. During the second quarter of 2003, small-cap stocks, as measured by the Russell 2000 Growth Index, turned in a powerful 24.15% gain. As far as style, growth stocks continued to moderately outpace value shares, although both have produced impressive returns so far this year.

The Portfolio's overweighting in technology adversely affected its performance early in the year. However, the technology sector responded vigorously in the second quarter and fueled the Portfolio's 22.71% second-quarter return, which outpaced its Lipper peer group's 20.73% median total return during the same period.

The Portfolio also benefited from an aggressive stance in the biotechnology area overall, as well as from strong stock selections within the industry. Semiconductors and semiconductor equipment also contributed gains as these industries tend to lead the technology sector out of downturns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology          28.5%
Health Care                     20.9%
Consumer Discretionary          17.1%
Industrials                     12.9%
Financials                       6.7%
Energy                           5.1%
Consumer Staples                 1.9%
Materials                        1.1%
Communications Services          0.8%
Utilities                        0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.5%
Common Stocks                      95.5%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in a professionally managed portfolio of smaller capitalization common stocks.

                         Portfolio Facts

Net Assets          $218,434,862          NAV          $8.05

              Average Annual Total Returns /1/
                       June 30, 2003
                                                From
                                           Inception
1 Year                5-Year               1/18/1996
-----------------------------------------------------------
-3.48%                -5.34%                  -1.32%

Outlook

The foreseeable future for small-cap growth stocks appears promising. We continue to believe that the economy is in the early stages of a recovery. At the margin, economic data reported during the second quarter was stable to positive. We believe the Fed's obliging monetary policy, combined with the recently passed tax cut stimulus package, should encourage both corporate and consumer spending.

Any form of sustained economic recovery -- particularly an earnings recovery -- should propel small-caps to produce attractive returns. Just as these small-company stocks typically bear the brunt of a depressed economy, so too do they reap the rewards in a recovery and growth environment. It was just such an atmosphere that fostered the tremendous move in technology and biotech shares in the second quarter.

Moving ahead, however, our enthusiasm for technology -- at its current prices -- has been tempered. We've recently pared back our stance and have reloaded our profits into stocks that provide discernable value. Biotechnology, telecommunications equipment and software are sectors of interest. We will also maintain a slight underweighting in financials in anticipation of a rotation out of those names at the margin.

Because of the magnitude of the recent move in the major averages off the March lows, the healthier scenario for the market, in our opinion, is a consolidation. In other words, if the market were to trade sideways for a period of time, it would allow earnings to catch up with stock prices. This would build a healthy base from which the market could experience another leg upward this fall.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                                        Russell
                       Opportunity      Russell         2000          Consumer
                       Growth           2000            Growth        Price
  Date                 Portfolio        Index**         Index*        Index***
------------------------------------------------------------------------------
January 18, 1996        10,000          10,000          10,000        10,000
            1996        10,544           9,989           9,989        10,059
            1996        10,983          10,301          10,300        10,091
            1996        11,305          10,511          10,514        10,143
            1996        12,594          11,073          11,076        10,182
            1996        13,407          11,509          11,512        10,202
            1996        12,517          11,036          11,039        10,208
            1996        11,446          10,073          10,076        10,228
            1996        12,124          10,658          10,661        10,248
            1996        13,014          11,075          11,078        10,280
            1996        11,982          10,904          10,908        10,313
            1996        11,550          11,354          11,357        10,332
            1996        11,917          11,651          11,654        10,332
            1997        12,155          11,884          11,887        10,365
            1997        11,106          11,596          11,600        10,397
            1997         9,927          11,049          11,052        10,423
            1997         9,499          11,080          11,083        10,436
            1997        10,901          12,312          12,315        10,430
            1997        11,480          12,840          12,844        10,443
            1997        12,078          13,437          13,441        10,456
            1997        12,359          13,745          13,749        10,476
            1997        13,726          14,751          14,755        10,502
            1997        12,912          14,104          14,107        10,528
            1997        12,417          14,012          14,016        10,521
            1997        12,028          14,257          14,261        10,508
            1998        11,665          14,032          14,036        10,528
            1998        12,378          15,069          15,073        10,547
            1998        12,837          15,690          15,694        10,567
            1998        12,880          15,776          15,780        10,586
            1998        11,830          14,926          14,930        10,606
            1998        11,920          14,957          14,961        10,619
            1998        11,019          13,746          13,749        10,632
            1998         8,646          11,076          11,079        10,645
            1998         9,291          11,943          11,947        10,658
            1998         9,854          12,431          12,434        10,684
            1998        10,534          13,082          13,086        10,684
            1998        11,668          13,892          13,896        10,678
            1999        11,498          14,077          14,080        10,704
            1999        10,392          12,936          12,940        10,717
            1999        10,573          13,138          13,142        10,749
            1999        10,799          14,315          14,319        10,827
            1999        11,224          14,524          14,528        10,827
            1999        11,969          15,181          15,185        10,827
            1999        11,960          14,765          14,769        10,860
            1999        11,452          14,219          14,222        10,886
            1999        11,776          14,221          14,225        10,938
            1999        11,856          14,280          14,284        10,958
            1999        12,941          15,132          15,136        10,964
            1999        14,882          16,845          16,850        10,964
            2000        14,215          16,574          16,579        10,990
            2000        16,935          19,310          19,316        11,055
            2000        16,117          18,038          18,043        11,147
            2000        14,719          16,952          16,957        11,153
            2000        13,746          15,964          15,968        11,160
            2000        15,624          17,356          17,360        11,225
            2000        14,536          16,797          16,801        11,244
            2000        16,497          18,079          18,083        11,257
            2000        16,011          17,547          17,552        11,316
            2000        15,373          16,764          16,769        11,336
            2000        12,846          15,043          15,047        11,342
            2000        13,982          16,335          16,339        11,336
            2001        14,000          17,186          17,191        11,407
            2001        12,119          16,059          16,063        11,453
            2001        10,856          15,273          15,277        11,479
            2001        12,030          16,468          16,472        11,524
            2001        12,182          16,873          16,877        11,577
            2001        12,303          17,455          17,460        11,596
            2001        11,863          16,511          16,515        11,564
            2001        11,194          15,977          15,982        11,564
            2001         9,541          13,827          13,830        11,616
            2001        10,326          14,636          14,639        11,577
            2001        10,945          15,768          15,773        11,557
            2001        11,464          16,741          16,746        11,511
            2002        11,038          16,567          16,572        11,538
            2002        10,422          16,113          16,118        11,583
            2002        11,095          17,409          17,413        11,648
            2002        10,692          17,567          17,572        11,713
            2002        10,200          16,787          16,792        11,713
            2002         9,385          15,955          15,959        11,720
            2002         8,136          13,545          13,549        11,733
            2002         8,148          13,512          13,515        11,772
            2002         7,567          12,541          12,545        11,792
            2002         7,874          12,944          12,947        11,821
            2002         8,456          14,099          14,102        11,821
            2002         7,822          13,315          13,319        11,795
            2003         7,520          12,949          12,952        11,847
            2003         7,287          12,557          12,561        11,938
            2003         7,382          12,719          12,722        12,010
            2003         8,003          13,924          13,927        11,984
            2003         8,877          15,417          15,421        11,964
   June 30, 2003        $9,059         $15,697         $15,702       $11,977

Footnotes read:

*     The Russell 2000 Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

**     The Russell 2000 Index is an unmanaged index comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Mid Cap Select Growth Portfolio

[LOGO OMITTED: M F S INVESTMENT MANAGEMENT]

The Mid Cap Select Growth Portfolio is subadvised by Massachusetts Financial Services Company (MFS), which uses an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

Evidence that the worst imaginable outcomes in Iraq had been avoided, together with better-than-expected first-quarter earnings reports and continued low interest rates, helped stocks register encouraging gains over the six-month period ended June 30, 2003. The Mid Cap Select Growth Portfolio provided a total return of 18.17%, bettering its Lipper peer group of similar mid-cap growth portfolios which returned a median of 16.93%. The Russell MidCap Growth Index, the Portfolio's market benchmark, returned 18.74% over the same period.

Favorable Market Environment for Stocks

Worries of the impending war with Iraq and its potential economic impact dominated investor sentiment during the first two months of the period, contributing to stock losses. Sentiment changed rapidly when investors realized that the course of war would be pursued and a measure of resolution had arrived. The favorable outcome in Iraq, combined with better-than-expected first-quarter earnings reports and continued low interest rates, helped stocks move higher for the remainder of the period.

The market's rally was fairly broad-based and the results in our Portfolio, which had been newly diversified heading into 2003, were reflective of this. Health care stocks, particularly biotech companies, formed one of the Portfolio's strongest-performing sectors. In addition to our diverse health care holdings, we had strong performance among our utilities and communication stocks. Overall, stock selection was the lead factor behind the Portfolio's returns. The Portfolio's performance was slowed as a result of our underweighted position in technology -- a sector that snapped back with a fury from very depressed levels. We continue to build into a select group of technology companies where we believe fundamentals (earnings, cash flow, etc.) merit investment. For many companies in this sector, however, the future picture remains uncertain. The fact that many distressed or fundamentally less sound companies led the recent rally is cause for some thought.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology          27.2%
Consumer Discretionary          26.2%
Health Care                     18.3%
Industrials                      9.9%
Financials                       5.7%
Energy                           4.7%
Communications Services          2.1%
Consumer Staples                 0.9%
Materials                        0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.7%
Common Stocks                      95.3%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Mid Cap Select Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

                       Portfolio Facts

Net Assets          $20,022,828          NAV          $7.04

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
           3.62%                             -19.79%

Outlook

Viewing the global economy, there is little hard evidence that economic factors, such as unemployment, consumer spending, or business investment, have dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement and low interest rates. Relief resulted from resolution of the Iraq situation and containment of the SARS outbreak. Hope for stronger economic numbers in the second half of 2003 also led to the strong stock run up, though we believe future earnings will also have to improve to justify some lofty valuations. First-quarter corporate earnings reports were somewhat stronger than expected. And, interest rates are so low that investors sought out riskier asset classes, such as stocks, that offer potentially higher returns.

Overall, our decision to transition to a more-diversified Portfolio, with more companies represented and smaller positions in individual companies, benefited our six-month returns. We expect to maintain our relatively diversified approach through the remainder of 2003, positioning the Portfolio broadly across industries.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment

                        Mid Cap          Russell
                        Select           MidCap          Consumer
                        Growth           Growth          Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,599          10,380           9,961
             2002         9,735          10,043           9,983
             2002         9,362           9,474          10,023
             2002         9,981          10,197          10,079
             2002         8,678           9,657          10,135
             2002         8,161           9,369          10,135
             2002         6,811           8,335          10,141
             2002         6,129           7,525          10,152
             2002         6,139           7,499          10,186
             2002         5,568           6,903          10,203
             2002         6,017           7,438          10,228
             2002         6,349           8,020          10,228
             2002         5,972           7,535          10,206
             2003         5,988           7,461          10,251
             2003         5,912           7,397          10,330
             2003         5,972           7,534          10,392
             2003         6,369           8,047          10,369
             2003         6,987           8,822          10,353
    June 30, 2003        $7,057          $8,947         $10,364

Footnotes read:

*    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**    The Russell MidCap Growth Index is an unmanaged index comprised of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values, specifically the 800 smallest companies within the top 1,000 of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Mid Cap Growth Portfolio

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1998.

Mid-cap growth stocks garnered impressive returns for the six-month period ended June 30, 2003. The Mid Cap Growth Portfolio posted a robust 17.16% return, as compared to the Portfolio's current benchmark, the Russell MidCap Growth Index's 18.74% median total return. The Portfolio's previous benchmark, the S&P MidCap 400 Index, returned a median of 12.40% over the identical period. Because the Russell MidCap Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio, rather than the S&P MidCap 400 Index. The Portfolio's Lipper peer group of similar mid-cap growth stock funds returned 16.93%.

Too good to be true?

Following a re-testing of market lows in the days preceding the Iraq war, it was off-to-the-races for mid-cap stock investors from mid-March through the end of the period. Interestingly, many market participants didn't believe the market rally would hold. We disagreed with this stance and benefited our investors by being healthy participants in more aggressive areas of the mid-cap market.

Despite the market clearly being on a tear, many investors continued to view it with disbelief, saying the end of the war was not sufficient reason to bring about such a rally. What they overlooked was the fact that the markets declined significantly because of the war, so it only made sense that they rallied back to pre-war levels as hostilities subsided. The realization that the economy was still in poor shape also contributed to the incredulity of some market participants. However, the markets are a discounting mechanism -- looking beyond the current economic conditions and toward a projected future economic state.

The Portfolio benefited from a fairly aggressive jump into tech stocks, mostly in the semiconductor and communication equipment industries. The Portfolio's performance in this sector helped it to nearly keep pace with its market benchmark. It also buffered the Portfolio against an underweighting in the strong-performing health care sector, led by biotechnology and health care products and equipment.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology          23.5%
Health Care                     21.8%
Consumer Discretionary          20.6%
Industrials                     11.8%
Financials                       7.6%
Energy                           6.1%
Materials                        2.1%
Consumer Staples                 1.0%
Communications Services          0.8%
Utilities                        0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.2%
Common Stocks                      95.8%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

                       Portfolio Facts

Net Assets          $394,322,453          NAV          $11.28

              Average Annual Total Returns /1/
                       June 30, 2003
                                                From
                                           Inception
1 Year                5-Year               1/30/1998
-----------------------------------------------------------
 3.06%                 3.71%                   5.20%

Outlook

In light of the tremendous rally in the first half of 2003, we do anticipate some form of market consolidation. However, we believe the economy will continue to improve and with it, demand in technology, since its new-product growth pipeline continues to demonstrate its vitality. In addition, we believe areas in health care will likely provide intriguing opportunities, especially on the services side comprised of hospital management and HMOs.

Overall, because smaller to mid-sized companies are the most economically sensitive, in that demand flows easily through to the bottom line, they will continue to provide very attractive growth prospects, especially when compared to larger, more mature companies.

While significant levers are in place to drive real economic expansion, it will likely take a quarter or more for these policies to influence capital spending plans. Also, we continue to look for improvements in the employment market, as this is one piece of economic data that has lagged, yet is a critical factor for producing sustainable growth.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                       Russell         S&P
                       Mid Cap         MidCap          MidCap         Consumer
                       Growth          Growth          400            Price
  Date                 Portfolio       Index***        Index*         Index**
------------------------------------------------------------------------------
January 30, 1998        10,000          10,000          10,000        10,000
            1998        10,732          10,940          10,829        10,019
            1998        11,132          11,399          11,317        10,037
            1998        11,224          11,554          11,523        10,056
            1998        10,650          11,078          11,005        10,074
            1998        10,968          11,392          11,074        10,087
            1998        10,457          10,904          10,645        10,099
            1998         8,344           8,823           8,664        10,111
            1998         8,868           9,490           9,472        10,124
            1998         9,393          10,189          10,319        10,149
            1998        10,084          10,876          10,834        10,149
            1998        11,162          12,003          12,143        10,142
            1999        11,588          12,362          11,670        10,167
            1999        10,939          11,758          11,059        10,179
            1999        11,624          12,413          11,368        10,210
            1999        12,050          12,978          12,265        10,285
            1999        11,920          12,811          12,318        10,285
            1999        12,843          13,706          12,977        10,285
            1999        12,704          13,269          12,702        10,316
            1999        12,487          13,131          12,266        10,340
            1999        12,453          13,020          11,888        10,390
            1999        13,387          14,026          12,493        10,408
            1999        14,357          15,479          13,149        10,415
            1999        16,704          18,159          13,931        10,415
            2000        16,493          18,155          13,538        10,439
            2000        20,549          21,972          14,486        10,501
            2000        20,047          21,995          15,698        10,588
            2000        18,689          19,860          15,150        10,594
            2000        17,859          18,412          14,961        10,600
            2000        19,007          20,366          15,181        10,662
            2000        18,586          19,076          15,420        10,681
            2000        20,821          21,953          17,142        10,693
            2000        20,590          20,880          17,025        10,749
            2000        19,689          19,451          16,447        10,767
            2000        17,733          15,224          15,206        10,774
            2000        18,936          16,026          16,369        10,767
            2001        19,025          16,941          16,734        10,835
            2001        16,177          14,011          15,779        10,879
            2001        14,383          12,006          14,606        10,903
            2001        16,328          14,007          16,217        10,947
            2001        16,313          13,941          16,594        10,996
            2001        16,189          13,948          16,527        11,015
            2001        15,554          13,008          16,281        10,984
            2001        14,564          12,065          15,749        10,984
            2001        12,616          10,071          13,790        11,033
            2001        13,550          11,129          14,400        10,996
            2001        14,654          12,328          15,471        10,978
            2001        15,198          12,796          16,270        10,934
            2002        14,733          12,381          16,186        10,959
            2002        14,118          11,679          16,205        11,003
            2002        14,925          12,570          17,364        11,064
            2002        14,435          11,905          17,283        11,126
            2002        14,065          11,549          16,991        11,126
            2002        12,770          10,275          15,748        11,132
            2002        11,481           9,277          14,222        11,145
            2002        11,397           9,244          14,294        11,182
            2002        10,574           8,510          13,143        11,201
            2002        11,254           9,169          13,712        11,228
            2002        12,062           9,887          14,504        11,228
            2002        11,234           9,289          13,908        11,204
            2003        11,076           9,198          13,502        11,253
            2003        10,971           9,118          13,181        11,340
            2003        11,108           9,288          13,291        11,408
            2003        11,915           9,920          14,256        11,383
            2003        12,958          10,875          15,436        11,365
   June 30, 2003       $13,162         $11,030         $15,633       $11,377

Footnotes read:

*     The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***    The Russell MidCap Growth Index is an unmanaged index comprised of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values, specifically the 800 smallest companies within the top 1,000 of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

World Growth Portfolio

[LOGO OMITTED: T. ROWE PRICE]

The World Growth Portfolio is subadvised by T. Rowe Price International, Inc., which uses an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

International stocks posted strong returns during the first half of the year as stocks soared in the second quarter following the conclusion of the war in Iraq, which helped ignite a broad rally in financial assets. In this improved environment for international equities, the World Growth Portfolio recorded a 7.33% total return while its Lipper peer group of international stock portfolios posted an 8.12% median total return. The Portfolio's market benchmark, the MSCI EAFE Index, turned in a 9.47% total return.

Market Environment Improves

Non-U.S. stock markets surged in the second quarter, rallying sharply from the low levels reached during the first quarter. Investors appeared to gain confidence as the major negative influences early in the year -- the war in Iraq and concerns about severe acute respiratory syndrome (SARS) -- began to be resolved. With growth still sluggish and inflation in check, the European Central Bank (ECB) cut rates by 50 basis points in June, bringing the short-term rate to 2% -- the lowest level in any euro zone economy since World War II. The euro continued to show strength, hitting record highs before backing off somewhat in June.

Japan rallied from 20-year lows reached in April. The country's economy remains stalled and the need for structural reform, especially in the banking sector, was highlighted by a government bailout of Resona Holdings Inc., the country's fifth-largest bank. Japanese pension funds have been allowed to return a portion of their pension assets to the Japanese government (daiko henjo is the term used for this) and are selling stocks to raise cash to fund the return. Daiko henjo was a significant technical factor weighing on the market.

Asian stocks rallied over the past few months as SARS came increasingly under control. The disease hurt domestic consumption, tourism and exports, and gross domestic product (GDP) growth forecasts for some markets have been cut. The impact, though, does not appear to be as severe as initially expected.

Stock Selection Weighs on Portfolio

Weak stock selection and, to a lesser extent, sector weightings, hampered performance. Stock selection across several sectors was sidetracked by a variety of issues. In the industrials sector, a Swedish-based provider of security services, Securitas, suffered as a result of lower growth and profitability in its U.S. security business, while the Japanese-based security provider, SECOM, also detracted from results. Stock selection in the health care sector was similarly problematic, with Japanese pharmaceutical company Fujisawa HealthCare, Inc. falling after both reporting a delay in FDA approval for a new product and releasing disappointing earnings forecasts for fiscal year 2004.

[GRAPHIC OMITTED: TOP COUNTRIES]

Top Countries

United Kingdom                  27.2%
France                          15.6%
Japan                           14.2%
Switzerland                      6.2%
Italy                            5.9%
Netherlands                      4.4%
Spain                            4.0%
Sweden                           2.9%
South Korea                      2.5%
Germany                          2.2%

[GRAPHIC OMITTED: PIE CHART PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.9%
Common Stocks                      96.1%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The World Growth Portfolio seeks long-term growth of capital by investing in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.*

                       Portfolio Facts

Net Assets          $339,312,061          NAV          $8.69

              Average Annual Total Returns /1/
                       June 30, 2003
                                                From
                                           Inception
1 Year                5-Year               1/18/1996
-----------------------------------------------------------
-8.30%                -4.22%                   0.57%

Seven-Eleven Japan was negatively affected by the weak retail environment in Japan. Fundamentals at the company remain strong, with same-store sales growing at an above-average rate and market share increasing. Good stock selection within the energy sector helped offset weaknesses in other sectors. YUKOS, Russia's second-largest oil producer, benefited from efficiency improvements, production growth and improved investor sentiment toward Russia. Petroleo Brasileiro (Petrobras) moved higher as the Brazilian market improved.

The Portfolio's relative country weightings added value. Within Europe, the Portfolio's overweighted exposure to France, Italy and Sweden were positive, but the benefit was offset somewhat by our underweighting in Germany. The Portfolio remains underweighted in Japan, which added value during the period. Emerging market exposure continued to be positive, primarily due to the Portfolio's positions in Russia and Brazil.

Outlook

Following quick resolutions to the war in Iraq and the SARS epidemic, global markets rallied strongly with every market posting gains for the quarter. With these events behind us, we expect equity markets to look more closely at economic and corporate fundamentals for direction. Global recovery has been slow and economic forecasts have been scaled back, but we believe the low interest rate environment, along with stimulative fiscal policies, will ultimately support a subdued recovery.

Sustained earnings growth will be difficult to achieve until the economic backdrop becomes more supportive. However, we are moderately optimistic that firms with leading market positions, which continue to cut costs and take market share from their competitors, will be able to deliver solid earnings growth over time. Stock valuations remain attractive in all regions both on an absolute basis and relative to the U.S. market.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment

                        World          MSCI              Consumer
                        Growth         EAFE              Price
  Date                  Portfolio      Index**           Index***
------------------------------------------------------------------------
January 18, 1996        10,000         10,000            10,000
            1996        10,014         10,043            10,059
            1996         9,988         10,079            10,091
            1996        10,113         10,296            10,143
            1996        10,370         10,598            10,182
            1996        10,351         10,405            10,202
            1996        10,483         10,466            10,208
            1996        10,152         10,163            10,228
            1996        10,305         10,187            10,248
            1996        10,548         10,460            10,280
            1996        10,495         10,355            10,313
            1996        10,980         10,770            10,332
            1996        11,041         10,634            10,332
            1997        10,886         10,264            10,365
            1997        10,998         10,434            10,397
            1997        10,982         10,475            10,423
            1997        11,051         10,532            10,436
            1997        11,754         11,220            10,430
            1997        12,256         11,842            10,443
            1997        12,585         12,036            10,456
            1997        11,449         11,139            10,476
            1997        12,212         11,765            10,502
            1997        11,322         10,863            10,528
            1997        11,291         10,754            10,521
            1997        11,351         10,851            10,508
            1998        11,754         11,350            10,528
            1998        12,440         12,081            10,547
            1998        12,869         12,456            10,567
            1998        12,970         12,557            10,586
            1998        12,946         12,499            10,606
            1998        12,942         12,596            10,619
            1998        13,101         12,727            10,632
            1998        11,499         11,153            10,645
            1998        11,242         10,814            10,658
            1998        12,240         11,944            10,684
            1998        12,799         12,559            10,684
            1998        13,251         13,058            10,678
            1999        13,120         13,022            10,704
            1999        12,888         12,715            10,717
            1999        13,410         13,249            10,749
            1999        13,907         13,790            10,827
            1999        13,275         13,082            10,827
            1999        13,781         13,595            10,827
            1999        14,042         14,003            10,860
            1999        14,197         14,058            10,886
            1999        14,279         14,202            10,938
            1999        14,750         14,738            10,958
            1999        15,780         15,254            10,964
            1999        17,774         16,627            10,964
            2000        16,675         15,572            10,990
            2000        17,580         15,994            11,055
            2000        17,766         16,618            11,147
            2000        16,775         15,747            11,153
            2000        16,176         15,366            11,160
            2000        16,975         15,970            11,225
            2000        16,419         15,304            11,244
            2000        16,812         15,440            11,257
            2000        15,761         14,692            11,316
            2000        15,158         14,348            11,336
            2000        14,378         13,813            11,342
            2000        14,909         14,307            11,336
            2001        15,077         14,316            11,407
            2001        13,744         13,249            11,453
            2001        12,685         12,352            11,479
            2001        13,708         13,203            11,524
            2001        13,105         12,717            11,577
            2001        12,566         12,197            11,596
            2001        12,274         11,989            11,564
            2001        11,967         11,723            11,564
            2001        10,727         10,537            11,616
            2001        11,058         10,807            11,577
            2001        11,528         11,206            11,557
            2001        11,774         11,273            11,511
            2002        11,211         10,675            11,538
            2002        11,330         10,750            11,583
            2002        11,933         11,337            11,648
            2002        11,856         11,419            11,713
            2002        11,865         11,574            11,713
            2002        11,378         11,095            11,720
            2002        10,100         12,198            11,733
            2002        10,071         12,141            11,772
            2002         8,929         10,820            11,792
            2002         9,570         11,402            11,821
            2002        10,117         11,921            11,821
            2002         9,721         11,521            11,795
            2003         9,285         11,040            11,847
            2003         8,955         10,787            11,938
            2003         8,740         10,575            12,010
            2003         9,687         11,611            11,984
            2003        10,271         12,315            11,964
   June 30, 2003       $10,433        $12,613           $11,977

Footnotes read:

*     International investing has special risks including currency fluctuation and political volatility.

**    The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The MSCI EAFE Index currently includes stocks from 21 countries which are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

All Cap Portfolio

[LOGO OMITTED: FIDELITY INVESTMENTS]

Fidelity Management & Research Company

The All Cap Portfolio is subadvised by Fidelity Managment & Research Company ("FMR"). Bruce Dirks has served as portfolio manager of the All Cap Portfolio since its inception in November 2001. He has been employed by FMR as a portfolio manager since 2000, and has over 13 years in the financial services industry.

A strong finish highlighted what was another very volatile period for stock investors. In this unsettled environment, the All Cap Portfolio recorded a 8.12% total return while its Lipper peer group of similarly managed multi-cap core portfolios had a 11.93% total return. The Portfolio's market benchmark, the Russell 3000 Index, posted a 12.70% total return over the identical period.

Stocks Surge Despite Weak Economy

The second quarter of 2003 marked the most rewarding period for stock returns since 1998. This rally came in stark contrast to the first three months of the year when the markets were saddled with anxiety over the march to war with Iraq and very tepid economic data. As war worries turned to relief, the markets rallied strongly and continued to register strong returns through the end of the reporting period.

Besides reaching resolution in Iraq, the substantial stock rally can be traced to several other sources. Among them, the Federal Reserve Board lowered interest rates, the long-anticipated tax-cut package was passed and first-quarter profits were better than many investors had expected. These positive factors helped offset less than dazzling economic reports and drove the broad markets higher after a re-testing of lows in mid-March.

The Portfolio trailed its peer group and market benchmark with the majority of the underperformance stemming from weak security selection and, to a lesser degree, unfavorable industry selection. Stock selection in the suddenly resurgent technology sector was an issue as it was in the health care sector where our heavier allocations to pharmaceutical and medical services companies underperformed more robust industries such as biotechnology. The Portfolio's stock picking as well as its relatively lesser overall weighting in the technology sector also impacted performance as this was one of the top-performing areas for the six-month period. On the positive side, strong security selection in the consumer discretionary sector provided benefit as did positions in the Portfolio's entertainment and media holdings, which outperformed those in the index.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                      18.4%
Information Technology          15.9%
Health Care                     14.1%
Industrials                     10.8%
Consumer Discretionary          10.8%
Consumer Staples                 9.6%
Energy                           6.6%
Communications Services          3.8%
Utilities                        3.0%
Materials                        3.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.0%
Common Stocks                      96.0%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The All Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks of all capitalizations.

                       Portfolio Facts

Net Assets          $38,494,920          NAV          $6.86

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
         -12.79%                             -21.11%

Outlook

Stock returns, after a very fast and furious rally, are likely to be tempered through the end of the year. Investors will want to ensure that future company earnings will support the recent run up in valuations and will look for a stronger economic recovery to boost corporate prospects. The combination of tax-cuts, low interest rates, improving corporate profitability and improved investor confidence should bode well for stock investors. Issues of concern remain, however, with the main detractions being higher unemployment, the lack of job creation, and weak industrial and manufacturing activity.

The Portfolio's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short- and long-term earnings growth will be considered, as well as a particular stock's valuation level. Stock by stock portfolio construction, using Fidelity's extensive research capabilities, will continue to drive investment decisions.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         Russell         Consumer
                        All Cap          3000            Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,310          10,141           9,961
             2002         9,754          10,014           9,983
             2002         9,579           9,809          10,023
             2002        10,156          10,239          10,079
             2002         9,647           9,702          10,135
             2002         9,207           9,589          10,135
             2002         7,882           8,899          10,141
             2002         7,027           8,192          10,152
             2002         6,879           8,230          10,186
             2002         6,092           7,366          10,203
             2002         6,433           7,952          10,228
             2002         6,707           8,433          10,228
             2002         6,358           7,957          10,206
             2003         6,182           7,762          10,251
             2003         6,131           7,634          10,330
             2003         6,181           7,714          10,392
             2003         6,430           8,344          10,369
             2003         6,832           8,847          10,353
    June 30, 2003        $6,874          $8,967         $10,364

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**    The Russell 3000 Index is an unmanaged index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Growth Portfolio

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, CFA, joined Thrivent Financial for Lutherans in 1984 and began serving as portfolio manager of the Growth Portfolio in 1994.

Large-company growth stocks staged a complete reversal of a disappointing early year trend and finished the second quarter of 2003 with double-digit returns. For the six-month period ended June 30, 2003, the Growth Portfolio posted a 13.51% total return, outpacing its Lipper peer group of similar large-cap growth portfolios, which returned a median of 12.26%, and the 13.09% total return of its current market benchmark, the Russell 1000 Growth Index. The Portfolio's previous benchmark, the large-company S&P 500 Index, returned 11.75%. Because the Russell 1000 Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio, rather than the S&P 500 Index.

Relief Gives Way to Optimism

Despite the sputtering economy, a war in the Middle East, faltering consumer confidence, and a dismal first quarter, investors enjoyed robust returns in the first half of 2003. One of the most significant reasons for this apparent dichotomy is the fact that the stock markets were vastly oversold at the beginning of the year and were due for a rebound. But there were other elements that also factored into the recovery. The economy, for one, has improved on the year-over-year basis and gross domestic product (GDP) is growing, albeit slowly. More help for the economy came from low interest rates, courtesy of the Federal Reserve Bank.

While the Iraq war had the potential to hinder the markets in the first half of the year, the speed with which the victory was won assured a steady rise in the markets. In addition, the relief resulting from the non-use of weapons of mass destruction and no disruption in oil supplies led to renewed optimism overall, including for the economy. Finally, and perhaps most importantly, corporate profits matched expectations during this period despite many observers' predictions to the contrary.

One of the biggest reasons for the Portfolio's ability to outperform was the fact that it was heavily leveraged in the NASDAQ market, which was the best performing market in the industry in the first half of 2003. Our aggressive overweighting in NASDAQ mainstays such as technology and biotechnology produced strong returns. We also were positioned aggressively in financials, specifically equity-sensitive financials, and underweighted in interest-sensitive financials. At the same time, we diminished our energy bet in time to avoid its disappointing second-quarter returns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology          23.7%
Health Care                     22.7%
Consumer Discretionary          17.0%
Financials                      14.9%
Industrials                      9.2%
Consumer Staples                 5.5%
Energy                           3.4%
Communications Services          1.5%
Materials                        0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.7%
Common Stocks                      98.3%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

                       Portfolio Facts

Net Assets          $2,218,403,696          NAV          $11.98

              Average Annual Total Returns /1/
                       June 30, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
 0.56%                -0.71%                   9.42%

Outlook

Clearly, the strong start of the stock market in 2003 surprised many and it's easy to find market observers who believe the markets need to correct and consolidate. Those of us on the large-cap growth team respectfully disagree. In fact, we are still quite constructive on the stock market for the second half of 2003 because we believe that the economy and corporate profits could actually gain strength in the second half of the year. The Federal Reserve Bank also looks as if it will keep interest rates low for the foreseeable future. These factors should help boost consumer confidence moving forward. And finally, two major unknowns in the first half of the year, SARS and the Iraq conflict, appear to be largely behind us.

The question that everyone seeks an answer to is, "Are the markets currently overvalued after the rally in the first half?" We don't believe so. If economic and corporate fundamentals continue to improve, and investors start to look for better rates of return than fixed income vehicles can currently provide, then the stock markets could have more room for growth as the year progresses.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                                     Russell
                                                     1000          Consumer
                    Growth           S&P 500         Growth        Price
  Date              Portfolio        Index*          Index**       Index***
-----------------------------------------------------------------------------
June 30, 1993       10,000           10,000          10,000        10,000
         1993        9,972            9,960           9,821        10,000
         1993       10,338           10,338          10,224        10,028
         1993       10,433           10,258          10,149        10,048
         1993       10,525           10,471          10,431        10,090
         1993       10,242           10,371          10,361        10,097
         1993       10,475           10,496          10,539        10,097
         1994       10,804           10,853          10,784        10,125
         1994       10,510           10,559          10,586        10,159
         1994       10,002           10,098          10,075        10,194
         1994        9,989           10,228          10,121        10,208
         1994       10,001           10,395          10,274        10,215
         1994        9,660           10,141           9,970        10,249
         1994        9,891           10,474          10,311        10,277
         1994       10,341           10,903          10,885        10,319
         1994       10,173           10,637          10,738        10,346
         1994       10,317           10,876          10,990        10,353
         1994        9,911           10,479          10,638        10,367
         1994        9,987           10,635          10,816        10,367
         1995       10,207           10,911          11,047        10,409
         1995       10,609           11,336          11,510        10,450
         1995       10,911           11,670          11,846        10,485
         1995       11,227           12,014          12,105        10,519
         1995       11,574           12,494          12,526        10,540
         1995       12,080           12,784          13,010        10,561
         1995       12,727           13,208          13,550        10,561
         1995       12,767           13,242          13,565        10,589
         1995       13,166           13,800          14,190        10,609
         1995       13,202           13,751          14,200        10,644
         1995       13,686           14,355          14,752        10,637
         1995       13,709           14,631          14,837        10,630
         1996       14,041           15,129          15,333        10,693
         1996       14,334           15,270          15,613        10,727
         1996       14,384           15,417          15,633        10,783
         1996       14,898           15,644          16,045        10,824
         1996       15,226           16,047          16,605        10,845
         1996       15,028           16,108          16,628        10,852
         1996       14,381           15,397          15,654        10,873
         1996       14,946           15,721          16,058        10,893
         1996       15,855           16,606          17,227        10,928
         1996       16,126           17,064          17,331        10,963
         1996       15,101           18,354          18,632        10,983
         1996       14,812           17,991          18,267        10,983
         1997       15,792           19,115          19,548        11,018
         1997       15,592           19,264          19,416        11,053
         1997       14,859           18,473          18,365        11,080
         1997       15,549           19,576          19,585        11,094
         1997       16,652           20,768          20,998        11,087
         1997       17,360           21,698          21,839        11,101
         1997       18,897           23,424          23,770        11,115
         1997       18,146           22,112          22,379        11,136
         1997       19,150           23,323          23,480        11,163
         1997       18,513           22,544          22,612        11,191
         1997       19,014           23,588          23,573        11,184
         1997       19,282           23,993          23,837        11,170
         1998       19,417           24,258          24,549        11,191
         1998       20,786           26,008          26,396        11,212
         1998       21,835           27,340          27,448        11,233
         1998       22,210           27,615          27,828        11,253
         1998       21,673           27,140          27,039        11,274
         1998       22,503           28,242          28,695        11,288
         1998       22,258           27,942          28,505        11,302
         1998       18,496           23,902          24,227        11,316
         1998       19,897           25,433          26,088        11,330
         1998       21,451           27,502          28,184        11,357
         1998       22,848           29,168          30,328        11,357
         1998       24,754           30,849          33,063        11,350
         1999       26,311           32,139          35,004        11,378
         1999       25,215           31,140          33,405        11,392
         1999       26,814           32,386          35,165        11,427
         1999       27,725           33,641          35,210        11,510
         1999       27,163           32,846          34,128        11,510
         1999       29,122           34,669          36,518        11,510
         1999       28,259           33,587          35,357        11,544
         1999       28,211           33,421          35,935        11,572
         1999       28,319           32,505          35,180        11,627
         1999       30,299           34,562          37,837        11,648
         1999       32,200           35,264          39,878        11,655
         1999       35,549           37,341          44,026        11,655
         2000       34,314           35,465          41,962        11,683
         2000       37,012           34,794          44,013        11,752
         2000       39,081           38,198          47,163        11,849
         2000       37,044           37,048          44,919        11,856
         2000       35,255           36,288          42,657        11,863
         2000       37,650           37,183          45,890        11,932
         2000       37,042           36,601          43,977        11,953
         2000       40,467           38,875          47,959        11,967
         2000       38,173           36,823          43,422        12,029
         2000       37,018           36,667          41,368        12,050
         2000       32,996           33,776          35,270        12,057
         2000       33,789           33,941          34,154        12,050
         2001       35,134           35,145          36,513        12,126
         2001       30,829           31,941          30,315        12,175
         2001       28,351           29,917          27,015        12,202
         2001       31,279           32,242          30,433        12,251
         2001       31,030           32,458          29,984        12,306
         2001       30,170           31,668          29,290        12,327
         2001       29,154           31,357          28,558        12,292
         2001       26,624           29,394          26,223        12,292
         2001       23,662           27,020          23,605        12,348
         2001       24,790           27,535          24,843        12,306
         2001       27,175           29,648          27,230        12,285
         2001       27,325           29,907          27,178        12,237
         2002       26,491           29,471          26,698        12,265
         2002       25,120           28,903          25,590        12,313
         2002       26,294           29,990          26,475        12,382
         2002       24,124           28,172          24,315        12,452
         2002       23,678           27,964          23,727        12,452
         2002       21,594           25,972          21,532        12,458
         2002       19,874           23,947          20,348        12,472
         2002       20,025           24,105          20,409        12,514
         2002       18,093           21,488          18,292        12,535
         2002       19,657           23,377          19,970        12,566
         2002       20,708           24,752          21,054        12,566
         2002       19,129           23,299          19,600        12,538
         2003       18,743           22,690          19,124        12,594
         2003       18,607           22,349          19,037        12,691
         2003       18,961           22,565          19,391        12,767
         2003       20,440           24,423          20,825        12,739
         2003       21,502           25,708          21,864        12,718
June 30, 2003      $21,715          $26,037         $22,165       $12,732

Footnotes read:

*     The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index.

**     The Russell 1000 Growth Index is an unmanaged index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is comprised of the 1,000 largest companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in these Indexes.

***     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Investors Growth Portfolio

[LOGO OMITTED: M F S INVESTMENT MANAGEMENT]

The Investors Growth portfolio is subadvised by Massachusetts Financial Services Company (MFS). Stephen Pesek, senior vice president of MFS, has served as portfolio manager of the Investors Growth Portfolio since its inception in November 2001. He has been with the investment management area of MFS since 1994 and has served as a portfolio manager since 1999.

Investors enjoyed better results than they had experienced in several years over the six-month period ending June 30, 2003, due to the favorable outcome in Iraq, along with better-than-expected first-quarter earnings reports and continued low interest rates. The Investors Growth Portfolio provided a total return of 12.87% while its Lipper peer group of similar large-cap growth portfolios returned a median of 12.26%. The Portfolio's market benchmark, the S&P 500/Barra Growth Index, which measures the performance of large-company U.S. growth stocks, provided a return of 11.24% over the same time period.

Stock Investors Benefit as Market Improves

During the first half of 2003, nearly all asset classes showed positive performance for the period and gave investors in the U.S., as well as in overseas stock markets, their best quarter in many years. Investor sentiment underwent a rapid reversal, leading up to hostilities with Iraq and culminated with a swift military victory. Adding more optimism to the picture was a solid earnings announcement season in April where a majority of companies met or exceeded expectations.

Portfolio performance over the period was boosted by our holdings in the heath care sector and spearheaded by several of our biotechnology positions. These health care stocks performed well due to a variety of factors: favorable experimental results for pharmaceuticals, exciting innovations and successful new product launches. Our holdings in the leisure and cable sectors also helped performance and were led by Comcast, after it successfully integrated a new broadband business, and InterActiveCorp, which fully acquired subsidiaries expected to boost growth prospects. Positioning among industrial goods and services firms was the largest detractor from performance. Despite the fact that several of our technology holdings were strong performers, our overall positioning in the sector detracted from results.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary          25.2%
Health Care                     19.8%
Information Technology          18.8%
Financials                      11.4%
Industrials                     11.2%
Consumer Staples                 5.8%
Energy                           2.9%
Communications Services          1.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.5%
Common Stocks                      96.5%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Investors Growth Portfolio seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

                       Portfolio Facts

Net Assets          $28,572,682          NAV          $8.36

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          -0.02%                             -10.68%

Outlook

In viewing the global economy, there is little hard evidence that economic factors, such as unemployment, consumer spending, or business investment , have dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates. Relief resulted from resolution of the Iraq situation and containment of the SARS outbreak. Hope for stronger economic numbers in the second half of 2003 also led to the strong stock run up, though we believe future earnings will also have to improve to justify some lofty valuations. First-quarter corporate earnings reports were somewhat stronger than expected. And, interest rates are so low that investors sought out riskier asset classes, such as stocks, that offer potentially higher returns.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         S&P
                        Investors        500/Barra       Consumer
                        Growth           Growth          Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,089          10,015           9,961
             2002         9,758           9,999           9,983
             2002         9,456           9,704          10,023
             2002         9,875           9,936          10,079
             2002         9,258           9,225          10,135
             2002         9,073           9,046          10,135
             2002         8,367           8,320          10,141
             2002         7,782           7,921          10,152
             2002         7,839           7,970          10,186
             2002         7,195           7,146          10,203
             2002         7,687           7,806          10,228
             2002         8,019           8,185          10,228
             2002         7,412           7,653          10,206
             2003         7,253           7,462          10,251
             2003         7,220           7,440          10,330
             2003         7,305           7,590          10,392
             2003         7,854           8,098          10,369
             2003         8,296           8,362          10,353
    June 30, 2003        $8,366          $8,514         $10,364

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**     The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Growth Stock Portfolio

[LOGO OMITTED: T. ROWE PRICE]

The Growth Stock Portfolio is subadvised by T. Rowe Price Associates, Inc. Robert W. Smith, vice president of T. Rowe Price, has served as portfolio manager of the Growth Stock Portfolio since its inception in November 2001. He has been employed in the investment management area of T. Rowe Price since 1992.

The conclusion of the latest Iraq campaign -- with the fall of Saddam Hussein -- helped ignite an impressively broad rally in financial assets that was nonetheless led by the riskiest securities across all asset classes. For the six-month period, the Growth Stock Portfolio managed a strong 14.40% total return, outpacing its market benchmark, the S&P 500/Barra Growth Index, which returned 11.24%. Its Lipper peer group of similarly run large-company growth portfolios registered a 12.26% median total return.

Strong Stock Selection Pays Off

The Portfolio greatly benefited from the additions of stocks from certain sectors believed to be set for take-off after the war resolution. The consumer discretionary sector provided the greatest relative strength as media and specialty retailers generated solid performance. Throughout the past year, we had been adding to our media holdings with the belief that advertising spending would pick up dramatically when the clouds lifted from the Iraq conflict. This decision was rewarded in the second quarter when overweighted positions to Univision Communications and Liberty Media Corporation were top contributors to performance. Other key performance boosters were retailers Best Buy and Home Depot -- two companies closely correlated to an improving economy. Holdings in biotechnology, industrials and the business services sectors also provided benefit.

The financial sector was the largest detractor to performance but did ratchet up in the second quarter, which is encouraging. Our allocation to Freddie Mac proved a damper on performance when key executives of the mortgage lender were replaced and the announcement was made that earnings would have to be restated. We have significantly reduced our holding but remain convinced that the company is fundamentally sound and its business remains viable.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary          20.3%
Financials                      19.2%
Health Care                     18.3%
Information Technology          13.3%
Industrials                     10.4%
Consumer Staples                 6.6%
Energy                           3.9%
Communications Services          3.3%
Materials                        0.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.1%
Common Stocks                      95.9%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Growth Stock Portfolio seeks long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

                       Portfolio Facts

Net Assets          $45,928,235          NAV          $8.91

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
           5.21%                              -6.91%

Outlook

The market's recent improvement is what is generally expected in an early phase of an economic recovery. Deeply troubled companies move off the critical list as the capital markets open and business stabilizes. Fast-growth companies regain luster and investors try to feel comfortable taking on additional risk to recover losses. We believe this first phase is nearing a completion; in fact, it may have gone too far. In general, this stage tends to work against our style of investing and we are encouraged by our reasonable first-half performance.

Once the economy improves and moves into a modest growth phase, investors will likely focus on companies with sustainable earnings. This tends to be the phase where our investing style excels and we expect to benefit from the strength of our fundamental research to find the stocks that will be enduring winners. We continued to add to companies that fit into our "growth at a reasonable price" investment philosophy because we believe that these stocks offer strong free cash flow, reasonable valuations and the potential for long-term gains. Despite the market's great strides this year, we continue to expect modest returns for the next several years. In this environment, enduring growth companies will be a rare commodity and provide rewarding investments. We will continue to work diligently on your behalf to find these companies.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         S&P
                        Growth           500/Barra       Consumer
                        Stock            Growth          Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,163          10,015           9,961
             2002         9,805           9,999           9,983
             2002         9,588           9,704          10,023
             2002        10,008           9,936          10,079
             2002         9,419           9,225          10,135
             2002         9,286           9,046          10,135
             2002         8,487           8,320          10,141
             2002         7,876           7,921          10,152
             2002         8,045           7,970          10,186
             2002         7,212           7,146          10,203
             2002         7,894           7,806          10,228
             2002         8,290           8,185          10,228
             2002         7,805           7,653          10,206
             2003         7,677           7,462          10,251
             2003         7,562           7,440          10,330
             2003         7,684           7,590          10,392
             2003         8,321           8,098          10,369
             2003         8,785           8,362          10,353
    June 30, 2003        $8,929          $8,514         $10,364

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**    The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes.

/1/     Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Value Portfolio

[LOGO OMITTED: THRIVENT FINANCIAL FOR LUTHERANS]

The Value Portfolio is managed by a team of investment professionals from Thrivent Financial for Lutherans.

On the strength of productive first-quarter returns, large-company value stocks produced solid gains in the six-month period ended June 30, 2003. During the period, the Value Portfolio produced a 10.12% total return. Its Lipper peer group of similar large-company value equity portfolios returned a median of 11.35% and its market benchmark, the S&P 500/Barra Value Index, produced a 12.28% total return.

Lower Quality Stocks Surge

The Portfolio performed well in the first quarter of 2003 as our emphasis on high-quality stocks proved advantageous in a slow-growth environment of economic and geopolitical uncertainty. In the second quarter, though, as the market began its strong rally, the benefits of that stance reversed as the Portfolio was adversely affected by the impressive showing by lower-quality stocks -- particularly in April and May.

Such a rise in these stocks -- rated at or below the S&P common stock major ranking category and based primarily on a company's long-term earnings consistency -- is not unusual during significant market rallies. Lower-quality stocks take their cue from an atmosphere of high optimism and during these times it's often the underperforming stocks that take the lead. But while the outperformance by these stocks, given these conditions, was not unusual, the breadth and depth of this rally was exceptional. Stocks in the "C" and "D" major rating categories, for instance, posted the second best quarter in the 18 years that they have been tracked. Our underweighting in these riskier stocks, especially in the consumer discretionary sector, contributed to the Portfolio's underperformance.

For the period overall, the materials sector led the Portfolio's positive performance. Energy, along with the consumer discretionary and financial sectors, represented the biggest underperformers. However, most of the Portfolio's returns, both positive and negative, resulted from specific stock choices -- and the rise of the lower-quality stocks -- rather than the actual sector allocations, which tended to even out.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                      29.0%
Consumer Discretionary          11.3%
Industrials                     11.1%
Energy                          10.0%
Information Technology           7.9%
Health Care                      6.5%
Materials                        5.5%
Communications Services          5.2%
Consumer Staples                 5.1%
Utilities                        4.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.2%
Common Stocks                      95.8%

Footnote reads:

Quoted Top Industries and Portfolio Composition are subject to change.

The Value Portfolio seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

                       Portfolio Facts

Net Assets          $153,760,615          NAV          $8.53

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          -8.43%                              -8.98%

Outlook

The size of the market rise from March to June was significant. However, we don't expect sustained growth of that magnitude throughout the remainder of 2003, unless the economy displays yet unseen vigorous signs of improvement. Recently, we have seen an increase in the unemployment rate and manufacturing activity has reportedly been weak. On the positive side, home sales continued to be strong and the service sector showed better growth than it has in quite some time.

While the data has been less than stellar and the economy may not be turning upward as quickly as most people would like, there are certainly reasons for optimism and better economic growth in the second half of the year. With continued low interest rates and the benefits of tax cuts on the horizon, appropriate steps have been taken to boost economic activity. While this leaves us cautiously optimistic heading into the second half of 2003, we don't see enough evidence to believe that the lower-quality stocks will continue to lead the market.

As for our Portfolio, we remain broadly diversified across economic sectors and industries in an effort to lower our risk, which we feel is appropriate given the volatility we've seen recently. We will continue to seek and highlight quality companies with attractive stock prices for the Portfolio.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         S&P
                                         500/Barra       Consumer
                        Value            Growth          Price
  Date                  Portfolio        Index**         Index*
------------------------------------------------------------------------
November 30, 2001        10,000          10,000          10,000
             2001        10,144          10,152           9,961
             2002         9,949           9,874           9,983
             2002         9,927           9,785          10,023
             2002        10,377          10,287          10,079
             2002        10,070           9,771          10,135
             2002        10,060           9,810          10,135
             2002         9,412           9,192          10,141
             2002         8,611           8,198          10,152
             2002         8,644           8,255          10,186
             2002         7,788           7,312          10,203
             2002         7,859           7,919          10,228
             2002         8,199           8,475          10,228
             2002         7,826           8,034          10,206
             2003         7,636           7,815          10,251
             2003         7,468           7,602          10,330
             2003         7,471           7,592          10,392
             2003         8,036           8,342          10,369
             2003         8,495           8,956          10,353
    June 30, 2003        $8,618          $9,021         $10,364

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**    The S&P 500/Barra Value Index is an unmanaged capitalization-weighted index comprised of the lowest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Value Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes.

/1/    Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

High Yield Portfolio

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, CFA, (left) joined Thrivent Financial for Lutherans in 1987 and has served as a portfolio manager since 1997.

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad, CFA, (right) has served as a portfolio manager with Thrivent Financial for Lutherans since 1999.

The high-yield bond market experienced a tremendous rally driven by significantly depressed high yield bond prices, extremely low interest rates, declining default rates, and large inflows into the asset class over the six-month period ended June 30, 2003. The High Yield Portfolio finished the reporting period with a 17.23% total return, while its Lipper peer group of similar high yield bond variable product portfolios returned a median of 14.72%. The Portfolio's market benchmark, the Lehman Brothers High Yield Bond Index, returned 18.48% over this same time period.

Investors Hunger for Yield

The rally in the high-yield market began in November of last year and continued throughout the reporting period as investors searched for yield amidst an extremely low interest rate environment. The Federal Reserve dropped the target for the federal funds rate another quarter of a percent in June to stimulate the lagging economy, leaving interest rates at 45-year lows and institutions and investors searching for yield. A declining default rate also contributed to the rally as companies continued to be more productive and pay down debt. Spreads between treasuries and high-yield bonds continued to tighten throughout the period, causing high-yield bond prices to rise as investors finally felt comfortable taking on a higher degree of credit risk.

The Portfolios's early overweighted position in utilities contributed significantly to its strong performance. Lending institutions finally began resuming financing for companies in this industry because they believed their assets were valued appropriately and the worst was behind. The solid recovery in our subordinated preferred stock positions also boosted returns for the period, while our underweight position in the highest risk CCC-rated category hurt performance as these securities rose dramatically in price from very low valuations.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services         22.1%
Consumer Cyclical               14.8%
Utilities                       13.1%
Consumer Non-Cyclical            8.9%
Basic Materials                  8.8%
Capital Goods                    8.2%
Energy                           6.0%
Financials                       3.7%
Technology                       3.1%
Transportation                   2.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Long Term Fixed Income             91.3%
Preferred Stock                     5.5%
Short Term Investments              2.5%
Common Stocks                       0.7%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                     0.0%
Aa                      0.0%
A                       0.0%
Baa                     3.8%
Ba                     26.3%
B                      54.9%
Caa                    10.3%
Ca                      2.0%
C                       0.0%
D                       0.0%
Not Rated               2.7%

Footnote reads:

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality Ratings Distributions are subject to change.

The High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yielding ("junk") corporate bonds which involve greater volatility and risk than higher quality investments.

                       Portfolio Facts

Net Assets          $791,359,215          NAV          $4.91

              Average Annual Total Returns /1/
                       June 30, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
15.13%                -3.13%                   3.39%

Outlook

High-yield bonds have rallied significantly this year and investors should not expect a repeat of the tremendous returns that have been recorded over the past eight months. That said, we believe the market has room for continued appreciation in the longer term, as the market default rate continues to decline and the economy's health improves. High-yield bonds typically outperform high-quality bonds in the recovery phase of an economic cycle because the rise in corporate profits is more important than the threat of rising interest rates. We continue to de-emphasize the lowest-rated highest risk CCC category in favor of higher quality B and BB credits because we believe they still offer good relative value without extreme price fluctuation.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                     Lehman
                                     Brothers
                    High             High Yield      Consumer
                    Yield            Bond            Price
  Date              Portfolio        Index*          Index**
------------------------------------------------------------------------
June 30, 1993        10,000          10,000          10,000
         1993        10,099          10,097          10,000
         1993        10,180          10,182          10,028
         1993        10,180          10,208          10,048
         1993        10,526          10,415          10,090
         1993        10,569          10,465          10,097
         1993        10,750          10,595          10,097
         1994        11,083          10,825          10,125
         1994        11,043          10,797          10,159
         1994        10,624          10,389          10,194
         1994        10,487          10,318          10,208
         1994        10,540          10,323          10,215
         1994        10,585          10,355          10,249
         1994        10,508          10,443          10,277
         1994        10,589          10,517          10,319
         1994        10,534          10,518          10,346
         1994        10,565          10,542          10,353
         1994        10,339          10,409          10,367
         1994        10,278          10,486          10,367
         1995        10,311          10,628          10,409
         1995        10,714          10,993          10,450
         1995        10,821          11,111          10,485
         1995        11,087          11,394          10,519
         1995        11,323          11,713          10,540
         1995        11,378          11,788          10,561
         1995        11,739          11,936          10,561
         1995        11,789          11,974          10,589
         1995        11,900          12,121          10,609
         1995        11,957          12,196          10,644
         1995        12,096          12,303          10,637
         1995        12,292          12,497          10,630
         1996        12,578          12,717          10,693
         1996        12,899          12,727          10,727
         1996        12,775          12,718          10,783
         1996        12,861          12,746          10,824
         1996        13,005          12,823          10,845
         1996        12,900          12,929          10,852
         1996        12,809          12,989          10,873
         1996        13,015          13,129          10,893
         1996        13,460          13,446          10,928
         1996        13,422          13,549          10,963
         1996        13,283          13,816          10,983
         1996        13,440          13,915          10,983
         1997        13,601          14,051          11,018
         1997        13,800          14,283          11,053
         1997        13,360          14,071          11,080
         1997        13,362          14,219          11,094
         1997        13,874          14,523          11,087
         1997        14,272          14,725          11,101
         1997        14,762          15,129          11,115
         1997        14,811          15,095          11,136
         1997        15,271          15,394          11,163
         1997        15,136          15,408          11,191
         1997        15,185          15,555          11,184
         1997        15,334          15,691          11,170
         1998        15,660          15,974          11,191
         1998        15,876          16,067          11,212
         1998        16,085          16,218          11,233
         1998        16,023          16,282          11,253
         1998        15,967          16,339          11,274
         1998        16,045          16,397          11,288
         1998        16,144          16,491          11,302
         1998        14,841          15,581          11,316
         1998        14,621          15,651          11,330
         1998        14,314          15,330          11,357
         1998        15,025          15,967          11,357
         1998        15,104          15,984          11,350
         1999        15,435          16,221          11,378
         1999        15,316          16,126          11,392
         1999        15,598          16,280          11,427
         1999        16,220          16,595          11,510
         1999        15,966          16,371          11,510
         1999        16,134          16,336          11,510
         1999        16,179          16,401          11,544
         1999        16,023          16,220          11,572
         1999        15,904          16,103          11,627
         1999        15,862          15,996          11,648
         1999        16,219          16,185          11,655
         1999        16,692          16,367          11,655
         2000        16,785          16,296          11,683
         2000        17,227          16,327          11,752
         2000        16,885          15,984          11,849
         2000        16,508          16,010          11,856
         2000        16,061          15,846          11,863
         2000        16,287          16,168          11,932
         2000        16,154          16,292          11,953
         2000        16,040          16,403          11,967
         2000        15,610          16,260          12,029
         2000        14,762          15,739          12,050
         2000        13,207          15,116          12,057
         2000        13,260          15,408          12,050
         2001        14,460          16,562          12,126
         2001        14,430          16,782          12,175
         2001        13,655          16,387          12,202
         2001        13,207          16,183          12,251
         2001        13,330          16,475          12,306
         2001        12,823          16,012          12,327
         2001        12,846          16,248          12,292
         2001        12,988          16,440          12,292
         2001        12,039          15,335          12,348
         2001        12,402          15,714          12,306
         2001        12,780          16,288          12,285
         2001        12,778          16,221          12,237
         2002        12,980          16,334          12,265
         2002        12,671          16,106          12,313
         2002        12,895          16,494          12,382
         2002        13,009          16,751          12,452
         2002        12,784          16,664          12,452
         2002        11,885          15,436          12,458
         2002        11,355          14,761          12,472
         2002        11,450          15,182          12,514
         2002        11,233          14,983          12,535
         2002        11,036          14,852          12,566
         2002        11,704          15,772          12,566
         2002        11,673          15,993          12,538
         2003        11,997          16,525          12,594
         2003        12,213          16,729          12,691
         2003        12,558          17,210          12,767
         2003        13,184          18,231          12,739
         2003        13,278          18,419          12,718
June 30, 2003       $13,684         $18,949         $12,732

Footnotes read:

*     The Lehman Brothers High Yield Bond Index is an unmanaged index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Income Portfolio

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, CFA, (left) joined Thrivent Financial for Lutherans in 1983 and has served as a portfolio manager since 1998.

[PHOTO OMITTED: ALAN D. ONSTAD]

Alan D. Onstad, CFA, (right) joined Thrivent Financial for Lutherans in 1973 and has served as a portfolio manager since 1995.

Set against the backdrop of economic uncertainty and market volatility, investment-grade bond investors realized impressive gains during the six-month period ending June 30, 2003. The Income Portfolio posted a vigorous 7.01% total return, which bested the 3.93% return of its market benchmark, the Lehman Brothers Aggregate Bond Index. The Portfolio also edged the 6.23% return of its Lipper peer group of similar fixed-income funds.

Corporate Bond Revival

The Portfolio's emphasis on corporate bonds provided the spark for the strong growth produced during the period. Building on a remarkable turnaround, which began at the end of 2002, corporate bonds continued to produce exceptional results throughout the first half of 2003. Investors, looking for shelter from the Iraq war volatility, sought out the relatively calm waters of high-grade bonds. From there, reduced concerns over corporate scandals and slightly increased optimism about the economy provided the impetus for the corporate bond revival.

A slightly overweighted stance in issues rated in the "BBB" major rating category also contributed to the Portfolio's ability to outperform its market benchmark. In addition, modest overweighting in electrical utilities produced positive results.

Outlook

During June there was much speculation concerning the Federal Reserve Bank's possible lowering of its targeted overnight interest rates for the 13th time since 2001. After the cut occurred, the markets actually drove longer-term rates higher. Higher interest rates reduce the value of bonds currently owned and thus generate negative returns. The longer-term maturity of the portfolio magnifies this susceptibility to the effects of interest rates.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                    35.0%
Aa                      5.1%
A                      15.9%
Baa                    31.8%
Ba                      7.8%
B                       2.1%
Caa                     0.0%
Ca                      0.0%
C                       0.0%
D                       0.0%
Not Rated               2.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stock                     0.6%
Short Term Investments             10.1%
Long Term Fixed Income             94.6%

Footnote reads:

Quoted Moody's Bond Quality Ratings Distributions and Portfolio Composition are subject to change.

The Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

                       Portfolio Facts

Net Assets          $1,147,415,432          NAV          $10.28

              Average Annual Total Returns /1/
                       June 30, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
10.71%                 6.57%                   6.62%

Therefore, the question that everyone seeks to answer is, "Will the economy recover or will it continue to flounder?" You will likely find equal numbers of observers on both sides of this issue. Many believe it's clearly going to improve in spite of -- or because of -- three long years of stagnation. Others warn, however, that in the absence of any tangible evidence, there's no substance to such claims.

While we are not making an aggressive bet on either position, we are believers in the economy's ability to stage a recovery. We also envision the likelihood that interest rates will modestly increase, perhaps as a result of continued deflation concerns. As a result, our expectation is that corporate bonds will earn their coupons and avoid the compression of risk premium.

Therefore, the Portfolio will maintain its modest overweighting in corporate bonds and keep the duration of the portfolio neutral to modestly short. In an environment that continues to offer more questions than answers, diversification remains the most prudent long-term strategy for investors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                     Lehman
                                     Brothers
                                     Aggregate       Consumer
                    Income           Bond            Price
  Date              Portfolio        Index*          Index**
------------------------------------------------------------------------
June 30, 1993        10,000          10,000          10,000
         1993        10,089          10,057          10,000
         1993        10,271          10,233          10,028
         1993        10,302          10,261          10,048
         1993        10,394          10,299          10,090
         1993        10,283          10,212          10,097
         1993        10,341          10,267          10,097
         1994        10,494          10,406          10,125
         1994        10,267          10,225          10,159
         1994         9,929           9,973          10,194
         1994         9,822           9,893          10,208
         1994         9,841           9,892          10,215
         1994         9,769           9,870          10,249
         1994         9,980          10,066          10,277
         1994        10,005          10,078          10,319
         1994         9,829           9,930          10,346
         1994         9,793           9,921          10,353
         1994         9,795           9,899          10,367
         1994         9,857           9,968          10,367
         1995        10,035          10,165          10,409
         1995        10,265          10,407          10,450
         1995        10,323          10,470          10,485
         1995        10,500          10,617          10,519
         1995        10,955          11,028          10,540
         1995        11,045          11,108          10,561
         1995        10,981          11,084          10,561
         1995        11,119          11,217          10,589
         1995        11,226          11,327          10,609
         1995        11,399          11,474          10,644
         1995        11,576          11,646          10,637
         1995        11,764          11,809          10,630
         1996        11,832          11,887          10,693
         1996        11,583          11,681          10,727
         1996        11,468          11,600          10,783
         1996        11,397          11,534          10,824
         1996        11,390          11,511          10,845
         1996        11,532          11,666          10,852
         1996        11,555          11,698          10,873
         1996        11,513          11,678          10,893
         1996        11,737          11,881          10,928
         1996        12,010          12,145          10,963
         1996        11,762          12,353          10,983
         1996        11,699          12,238          10,983
         1997        11,736          12,275          11,018
         1997        11,791          12,306          11,053
         1997        11,618          12,169          11,080
         1997        11,754          12,352          11,094
         1997        11,877          12,468          11,087
         1997        12,049          12,616          11,101
         1997        12,405          12,956          11,115
         1997        12,274          12,846          11,136
         1997        12,471          13,036          11,163
         1997        12,571          13,225          11,191
         1997        12,628          13,285          11,184
         1997        12,723          13,419          11,170
         1998        12,894          13,591          11,191
         1998        12,916          13,581          11,212
         1998        12,990          13,628          11,233
         1998        13,062          13,699          11,253
         1998        13,176          13,829          11,274
         1998        13,300          13,946          11,288
         1998        13,321          13,976          11,302
         1998        13,411          14,203          11,316
         1998        13,785          14,536          11,330
         1998        13,705          14,459          11,357
         1998        13,867          14,541          11,357
         1998        13,917          14,585          11,350
         1999        14,050          14,689          11,378
         1999        13,727          14,432          11,392
         1999        13,811          14,512          11,427
         1999        13,845          14,558          11,510
         1999        13,643          14,431          11,510
         1999        13,573          14,385          11,510
         1999        13,522          14,324          11,544
         1999        13,490          14,316          11,572
         1999        13,630          14,483          11,627
         1999        13,645          14,536          11,648
         1999        13,676          14,535          11,655
         1999        13,636          14,465          11,655
         2000        13,587          14,418          11,683
         2000        13,750          14,592          11,752
         2000        13,902          14,784          11,849
         2000        13,812          14,742          11,856
         2000        13,753          14,735          11,863
         2000        14,105          15,042          11,932
         2000        14,223          15,178          11,953
         2000        14,439          15,398          11,967
         2000        14,492          15,495          12,029
         2000        14,533          15,598          12,050
         2000        14,713          15,853          12,057
         2000        15,049          16,147          12,050
         2001        15,382          16,411          12,126
         2001        15,531          16,554          12,175
         2001        15,546          16,637          12,202
         2001        15,454          16,568          12,251
         2001        15,551          16,668          12,306
         2001        15,563          16,731          12,327
         2001        15,924          17,105          12,292
         2001        16,093          17,301          12,292
         2001        16,123          17,502          12,348
         2001        16,497          17,869          12,306
         2001        16,294          17,622          12,285
         2001        16,156          17,510          12,237
         2002        16,252          17,652          12,265
         2002        16,385          17,823          12,313
         2002        16,161          17,527          12,382
         2002        16,395          17,867          12,452
         2002        16,500          18,018          12,452
         2002        16,513          18,174          12,458
         2002        16,371          18,393          12,472
         2002        16,676          18,704          12,514
         2002        16,896          19,007          12,535
         2002        16,623          18,920          12,566
         2002        16,715          18,915          12,566
         2002        17,084          19,305          12,538
         2003        17,194          19,323          12,594
         2003        17,507          19,589          12,691
         2003        17,556          19,574          12,767
         2003        17,854          19,736          12,739
         2003        18,247          20,103          12,718
June 30, 2003       $18,282         $20,063         $12,732

Footnotes read:

*    The Lehman Brothers Aggregate Bond Index is an unmanaged index that encompasses five classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. It is not possible to invest directly in the Index.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Limited Maturity Bond Portfolio

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, CFA, joined Thrivent Financial for Lutherans in 1983 and has served as a portfolio manager since 1998.

Riding the strong performance of corporate bonds, the Limited Maturity Bond Portfolio posted exceptional returns in the six-month period ended June 30, 2003. For the period, the Portfolio produced a total return of 3.71%, strongly outperforming the 2.92% return of its market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Bond Index, and the 2.50% median return of its Lipper Short-Intermediate Investment Grade Debt peer group.

Renewed Corporate Confidence

Early in 2003, with the markets mired in the volatility and emotion brought on by the Iraq war uncertainty, equity investors added to an already strong demand for the relatively safe haven of high-grade bonds. Therefore, following a year in which they were consistently among the weakest performing sectors, corporate bonds responded with a flourish in 2003, leading a steady rise in the bond market during the first half of the year.

Still in the shadow of 2002's accounting scandals, most corporations have redoubled their efforts to cleanse their balance sheets and improve their cost structures. The enhanced financial health of these corporations was a key to fostering the exceptional growth in the corporate bond sector. The forward-looking nature of the markets also contributed to this growth. Although the economy has not displayed marked progress, there is optimism that the worst economic news is behind us. Any positive economic movement makes it more likely that companies can repay their debt, which diminishes corporate bonds' risk premium.

The Portfolio's general emphasis on corporate bonds was clearly the key to its ability to outperform its peer group. Within corporate bonds, the Portfolio's overweighting in the strongest-performing investment-grade sector -- bonds rated in the "BBB" major rating category -- helped lead the six-month climb. The Portfolio's performance was also bolstered by a modest overweighting in electrical utilities, which also produced attractive returns during the period.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                    55.4%
Aa                      6.7%
A                      11.7%
Baa                    18.2%
Ba                      4.8%
B                       0.0%
Caa                     0.0%
Ca                      0.0%
C                       0.0%
D                       0.0%
Not Rated               3.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stock                     0.4%
Short Term Investments             12.2%
Long Term Fixed Income             87.4%

Footnote reads:

Quoted Moody's Bond Quality Ratings Distributions and Portfolio Composition are subject to change.

The Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

                       Portfolio Facts

Net Assets          $196,567,564          NAV          $10.36

                Average Annual Total Returns /1/
                         June 30, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-------------------------------------------------------------
           6.77%                               5.63%

Outlook

Is the economy showing signs of life? On one hand, one might assume that after three years of malaise and uncertainty, an economic rebound is finally on the horizon. On the other hand, there's a sizable camp of market observers who caution that, in the absence of meaningful growth evidence, betting on a significant economic turnaround is ill-advised.

The answers lie within business, as consumers have continued to spend in spite of economic woes. It remains to be seen whether business leaders can find anything to be optimistic about. However, the fear of deflation and a possible economic turnaround could very well lead to higher interest rates.

As a defensive posture to the current environment, the Portfolio will maintain its modest overweighting in corporate bonds and keep the duration of the Portfolio neutral to modestly short. This healthy balance between credit risk and interest rate risk should position the Portfolio well in the event of interest rate increases.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
                                         Lehman Brothers
                        Limited          Government/
                        Maturity         Corporate 1-5       Consumer
                        Bond             Year Bond           Price
  Date                  Portfolio        Index*              Index**
------------------------------------------------------------------------
November 30, 2001        10,000          10,000             10,000
             2001         9,939           9,952              9,961
             2002        10,005          10,022              9,983
             2002        10,072          10,119             10,023
             2002         9,970           9,985             10,079
             2002        10,093          10,163             10,135
             2002        10,153          10,252             10,135
             2002        10,213          10,342             10,141
             2002        10,267          10,466             10,152
             2002        10,332          10,591             10,186
             2002        10,422          10,732             10,203
             2002        10,393          10,725             10,228
             2002        10,381          10,713             10,228
             2002        10,514          10,896             10,206
             2003        10,526          10,907             10,251
             2003        10,639          11,029             10,330
             2003        10,641          11,035             10,392
             2003        10,751          11,104             10,369
             2003        10,874          11,241             10,353
    June 30, 2003       $10,904         $11,244            $10,364

Footnotes read:

*     The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an unmanaged index comprised of securities in the intermediate maturity range of one to five years. The index encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and government agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Money Market Portfolio

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan joined Thrivent Financial for Lutherans in 1969 and has served as a portfolio manager since 1994.

Money market yields continued a steady march lower in lockstep with overall short-term market interest rates for the six-month period ending June 30, 2003. The Money Market Portfolio provided investors with a total return of 0.47%, while the Potrfolio's Lipper peer group of similar variable product money market portfolios earned a median total return of 0.38%.

Federal Reserve Policy Stimulative

Economic data over the period indicated soft economic performance primarily due to the war with Iraq. This uncertainty inhibited spending, production, and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee (FOMC), the monetary policy setting arm of the U.S. Federal Reserve, continued its efforts to spark the economy by cutting its target for the federal funds rate again in June, leaving interest rates at 45-year lows. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affect all market interest rates and, ultimately, the economy, including employment, production and prices of goods and services.

Supply of Commercial Paper Still Limited

Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the high-profile bankruptcies of Enron Corp. and WorldCom. In response, many companies cut back on short-term financing, which significantly decreased the supply of commercial paper. While the supply of commercial paper is still less than desirable, we are pleased that we were able to keep the Portfolio fully invested in only the highest-quality money market instruments over the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             100.0%

Footnote reads:

Quoted Portfolio Composition is subject to change.

The Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.*

                       Portfolio Facts

Net Assets          $338,642,972          NAV          $1.00

              Average Annual Total Returns /1/
                       June 30, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
 1.19%                 3.92%                   4.41%

Outlook

Currently, money market funds are reinvesting maturing securities at very low yield levels and we expect this to continue until the domestic economy shows signs of a stronger recovery -- some of which have begun to transpire this year. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up, with money market yields summarily rising. We have already seen some investors shifting from the safety of money market funds back into the equities and corporate bond markets. We are maximizing liquidity this year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and different maturities. We focus on strong, top-tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and are leaders in their respective industries. We add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

              Money Market Portfolio**
                    June 30, 2003
                                       Portfolio
-----------------------------------------------------
7-Day Yield                              0.81%
7-Day Effective Yield                    0.85%

Footnotes read:

*     An investment in the Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

**    Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

/1/    Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Portfolio's adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns have not been adjusted for charges associated with variable contracts that invest in the Portfolio. For additional information on those charges, refer to your variable contract prospectus which can be obtained from your registered representative or by calling (800) Thrivent. Please read your prospectus carefully.

Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (94.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,200   NII Holdings, Inc.*                                                                               $122,464
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      122,464
=========================================================================================================================

Consumer Discretionary (11.9%)
-------------------------------------------------------------------------------------------------------------------------
      11,700   Acme Communications, Inc.*                                                                          88,920
         200   Aquantive, Inc.*                                                                                     2,100
      10,000   Argosy Gaming Company*                                                                             209,100
      39,300   Charming Shoppes, Inc.*                                                                            195,321
       3,600   Cost Plus, Inc.*                                                                                   128,376
      17,400   Entravision Communications Corporation*                                                            197,490
       7,600   Four Seasons Hotels, Inc.                                                                          328,776
       4,400   Fred's, Inc.                                                                                       163,592
       6,400   Gentex Corporation*                                                                                195,904
       4,100   Guitar Center, Inc.*                                                                               118,900
       7,600   J. Jill Group, Inc.*                                                                               127,984
       1,300   Oxford Industries, Inc.                                                                             53,976
       3,200   Regis Corporation                                                                                   92,960
       7,300   Sinclair Broadcast Group, Inc.*                                                                     84,753
       9,500   Station Casinos, Inc.*                                                                             239,875
       3,700   Superior Industries International, Inc.                                                            154,290
       8,700   Tuesday Morning Corporation*                                                                       228,810
       2,300   Urban Outfitters, Inc.*                                                                             82,570
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,693,697
=========================================================================================================================

Consumer Staples (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       4,600   Bunge Limited Finance Corporation                                                                  131,560
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             131,560
=========================================================================================================================

Energy (7.5%)
-------------------------------------------------------------------------------------------------------------------------
      10,500   Cal Dive International, Inc.*                                                                      228,900
      13,100   Chesapeake Energy Corporation                                                                      132,310
       8,100   FMC Technologies, Inc.*                                                                            170,505
       6,200   Headwaters, Inc.*                                                                                   91,078
       9,200   Patterson-UTI Energy, Inc.*                                                                        298,080
      18,600   PetroQuest Energy, Inc.*                                                                            43,710
       9,600   Premcor, Inc.*                                                                                     206,880
       5,200   Spinnaker Exploration Company*                                                                     136,240
       4,500   Stone Energy Corporation*                                                                          188,640
      12,400   Superior Energy Services, Inc.*                                                                    117,552
       8,200   Swift Energy Company*                                                                               90,200
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,704,095
=========================================================================================================================

Financials (6.0%)
-------------------------------------------------------------------------------------------------------------------------
       5,700   American Capital Strategies, Ltd.                                                                  142,158
       7,700   AmerUs Group Company                                                                               217,063
       2,000   Colonial Properties Trust                                                                           70,380
          50   Doral Financial Corporation                                                                          2,232
       5,600   Financial Federal Corporation*                                                                     136,640
       1,700   First State Bancorporation*                                                                         46,767
       6,600   Greater Bay Bancorp                                                                                135,564
       2,000   IPC Holdings, Ltd.                                                                                  67,000
       2,000   Jefferies Group, Inc.                                                                               99,580
       9,700   Jones Lang LaSalle, Inc.*                                                                          153,260
      12,100   The Phoenix Companies, Inc.                                                                        109,263
       3,900   Umpqua Holdings Corporation*                                                                        74,061
       4,400   Waddell & Reed Financial, Inc.                                                                     112,948
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,366,916
=========================================================================================================================

Health Care (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       8,900   Alpharma, Inc.                                                                                     192,240
         100   American Medical Systems Holdings, Inc.                                                              1,687
       4,000   AtheroGenics, Inc.*                                                                                 59,720
       9,400   Conceptus, Inc.*                                                                                   132,070
       1,500   Inamed Corporation*                                                                                 80,535
       6,200   InterMune, Inc.*                                                                                    99,882
       6,000   MAXIMUS, Inc.*                                                                                     165,780
       2,800   Medicis Pharmaceutical Corporation                                                                 158,760
       5,800   Varian Medical Systems, Inc.*                                                                      333,906
       8,900   Wilson Greatbatch Technologies, Inc.*                                                              321,290
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                1,545,870
=========================================================================================================================

Industrials (13.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,700   CDI Corporation*                                                                                   147,972
      10,000   CNH Global NV*                                                                                      95,400
       5,600   Crane Company                                                                                      126,728
       3,100   Cuno, Inc.*                                                                                        111,972
      10,000   Flowserve Corporation*                                                                             196,700
      18,000   Forward Air Corporation*                                                                           456,660
       6,100   Global Payments, Inc.                                                                              216,550
       4,400   Heidrick & Struggles International, Inc.*                                                           55,528
       7,000   Knight Transportation, Inc.*                                                                       174,300
       5,500   Landstar System, Inc.*                                                                             345,675
       6,700   NCO Group, Inc.*                                                                                   119,997
       2,700   Oshkosh Truck Corporation                                                                          160,164
       7,700   Pegasus Solutions, Inc.*                                                                           125,125
       4,900   Pentair, Inc.                                                                                      191,394
      24,500   PRG-Schultz International, Inc.*                                                                   144,550
       5,700   Reliance Steel & Aluminum Comp                                                                     117,990
       9,300   Resources Connection, Inc.*                                                                        221,898
      14,400   U S Liquids, Inc.*                                                                                   3,744
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,012,347
=========================================================================================================================

Information Technology (42.7%)
-------------------------------------------------------------------------------------------------------------------------
      28,200   Adaptec, Inc.*                                                                                     219,396
       3,800   Advanced Digital Information Corporation*                                                           37,962
      12,900   Advanced Energy Industries, Inc.*                                                                  183,825
      18,100   Advanced Fibre Communications, Inc.*                                                               294,487
       8,700   Anaren Microware, Inc.*                                                                             81,519
      28,300   ARM Holdings plc*                                                                                   96,503
       8,825   Ascential Software Corporation*                                                                    145,083
      21,200   Aspen Technology, Inc.*                                                                            101,760
      15,100   Atmel Corporation*                                                                                  38,203
       6,200   Avocent Corporation*                                                                               185,566
      13,000   BearingPoint, Inc.*                                                                                125,450
      18,800   Borland Software Corporation*                                                                      183,676
       6,100   C&D Technologies, Inc.                                                                              87,596
      11,200   Catapult Communications Corporation*                                                               118,944
       5,100   Cognex Corporation*                                                                                113,985
       5,200   Cognizant Technology Solutions Corporation                                                         126,672
       5,200   Coherent, Inc.*                                                                                    124,436
       4,100   Credence Systems Corporation*                                                                       34,727
       5,200   CTI Molecular Imaging, Inc.*                                                                        98,332
      12,500   Cymer, Inc.*                                                                                       400,125
       7,000   Digital Insight Corporation*                                                                       133,350
       2,400   Drexler Technology Corporation*                                                                     37,200
       4,200   DRS Technologies, Inc.*                                                                            117,264
      16,800   Electro Scientific Industries, Inc.*                                                               254,688
      27,300   Entrust, Inc.*                                                                                      80,262
      10,500   Exar Corporation*                                                                                  166,215
       6,000   FLIR Systems, Inc.                                                                                 180,900
       2,700   Hyperion Solutions Corporation*                                                                     91,152
      16,400   Informatica Corporation*                                                                           113,324
      22,100   Integrated Circuit Systems, Inc.*                                                                  694,604
      11,500   Integrated Device Technology, Inc.*                                                                127,075
       9,100   Integrated Silicon Solution, Inc.*                                                                  63,154
       4,000   Intersil Corporation*                                                                              106,440
       8,900   Jack Henry & Associates, Inc.                                                                      158,331
       7,500   KEMET Corporation*                                                                                  75,750
      19,200   Lam Research Corporation*                                                                          349,632
      13,200   Lattice Semiconductor Corporation*                                                                 108,636
      28,600   Lawson Software, Inc.*                                                                             222,222
       5,400   LTX Corporation*                                                                                    46,548
      11,200   Merix Corporation*                                                                                  85,344
       7,700   Mettler-Toledo International, Inc.*                                                                282,205
      21,100   Micrel, Inc.*                                                                                      219,229
      16,000   National Instruments Corporation*                                                                  604,480
       4,400   Park Electrochemical Corporation                                                                    87,780
       6,700   Pericom Semiconductor Corporation*                                                                  62,310
      10,500   Plexus Corporation*                                                                                121,065
       6,300   PMC-Sierra, Inc.*                                                                                   73,899
       2,400   Roper Industries, Inc.                                                                              89,280
       6,100   Rudolph Technologies, Inc.*                                                                         97,356
      22,800   Semtech Corporation*                                                                               324,672
       6,400   Technitrol, Inc.*                                                                                   96,320
      14,600   Tektronix, Inc.*                                                                                   315,360
       7,000   Trimble Navigation, Ltd.*                                                                          160,510
      22,300   Varian Semiconductor Equipment, Inc,*                                                              663,648
      11,000   Varian, Inc.*                                                                                      381,370
      11,700   webMethods, Inc.*                                                                                   95,121
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     9,684,943
=========================================================================================================================

Materials (4.9%)
-------------------------------------------------------------------------------------------------------------------------
       8,700   Cabot Corporation                                                                                  249,690
       5,100   Cleveland-Cliffs, Inc.*                                                                             91,035
       5,000   FMC Corporation*                                                                                   113,150
       7,400   Minerals Technologies, Inc.                                                                        360,084
      13,500   NOVA Chemicals Corporation                                                                         257,040
      16,600   Solutia, Inc.                                                                                       36,188
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,107,187
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,900   Energen Corporation                                                                                 96,570
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                     96,570
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $21,420,529)                                                           21,465,649
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (5.4%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,227,000   State Street Repurchase Agreement(c)                             0.750%         7/1/2003        $1,227,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,227,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $22,647,529)                                                           $22,692,649
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) Repurchase agreement dated June 30, 2003, $1,227,026
    maturing July 1, 2003, collateralized by $1,256,138
    of Federal National Mortgage Association Medium Term
    Notes, 4.250% due July 1, 2003.

The accompanying notes to the financial statements
are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)
-------------------------------------------------------------------------------------------------------------------------
      Shares   Common Stock (95.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,400   Commonwealth Telephone Enterprises, Inc.*                                                         $545,228
      20,600   EMS Technologies, Inc.*                                                                            273,362
      18,200   Vimpel Communications*                                                                             845,208
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,663,798
=========================================================================================================================

Consumer Discretionary (17.1%)
-------------------------------------------------------------------------------------------------------------------------
      20,933   99 CENTS Only Stores*                                                                              718,421
      16,500   Action Performance Companies, Inc.                                                                 313,500
      37,600   Alliance Gaming Corporation*                                                                       711,016
      62,400   American Eagle Outfitters, Inc.*                                                                 1,130,688
      31,350   Cheesecake Factory, Inc.*                                                                        1,125,152
      34,850   Chico's FAS, Inc.                                                                                  733,592
      16,475   Christopher & Banks Corporation*                                                                   609,410
      10,500   Coach, Inc.                                                                                        522,270
      20,300   Columbia Sportswear Company*                                                                     1,043,623
      71,750   Copart, Inc.*                                                                                      678,038
      52,700   Cost Plus, Inc.*                                                                                 1,879,282
      47,900   Cumulus Media, Inc.*                                                                               906,747
      18,300   Emmis Communications Corporation*                                                                  419,985
      11,900   Entercom Communications Corporation*                                                               583,219
      25,000   Ethan Allen Interiors, Inc.                                                                        879,000
       9,800   Fred's, Inc.                                                                                       364,364
      24,600   Genesco, Inc.*                                                                                     435,420
      29,800   Gentex Corporation*                                                                                912,178
      43,400   Getty Images, Inc.*                                                                              1,792,420
      18,800   GTECH Holdings Corporation*                                                                        707,820
      29,400   Hibbett Sporting Goods, Inc.*                                                                      968,436
      86,737   Insight Enterprises, Inc.*                                                                         872,574
      31,500   J. Jill Group, Inc.*                                                                               530,460
      19,300   Krispy Kreme Doughnuts, Inc.*                                                                      794,774
      35,200   Linens 'n Things, Inc.*                                                                            831,072
      26,900   Lodgenet Entertainment Corporation*                                                                294,555
      24,100   Macrovision Corporation*                                                                           480,072
      18,600   Men's Wearhouse, Inc.*                                                                             406,410
      22,600   Meredith Corporation                                                                               994,400
      60,600   Oakley, Inc.*                                                                                      713,262
      11,200   P.F. Chang's China Bistro, Inc.*                                                                   551,152
      28,787   Pacific Sunwear of California, Inc.                                                                693,479
      22,900   Panera Bread Company*                                                                              916,000
      27,500   Papa John's International, Inc.*                                                                   771,375
      44,700   Pennsylvania National Gaming, Inc.*                                                                918,585
      52,500   Radio One, Inc.*                                                                                   932,925
       5,300   Ryland Group, Inc.                                                                                 367,820
      16,400   Salem Communications Corporation*                                                                  328,180
      58,200   SBS Broadcasting SA*                                                                             1,038,870
      32,200   SCP Pool Corporation*                                                                            1,107,680
      44,675   Sonic Corporation*                                                                               1,136,085
      31,000   Station Casinos, Inc.*                                                                             782,750
      30,300   Steiner Leisure, Ltd.*                                                                             442,380
      64,800   TiVo, Inc.*                                                                                        789,264
      15,700   Tractor Supply Company*                                                                            749,675
      14,100   Triarc Companies, Inc.*                                                                            422,859
      57,400   Tweeter Home Entertainment Group, Inc.*                                                            498,232
      45,900   Ultimate Electronics, Inc.*                                                                        588,438
      45,700   Wet Seal, Inc.*                                                                                    488,076
      24,000   Williams-Sonoma, Inc.*                                                                             700,800
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    37,576,785
=========================================================================================================================

Consumer Staples (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      27,500   Chattem, Inc.*                                                                                     517,000
      12,800   Coca-Cola Bottling Company Consolidated                                                            698,880
      18,900   Constellation Brands, Inc.*                                                                        593,460
      67,600   First Horizon Pharmaceutical Corporation*                                                          267,020
      39,000   Performance Food Group Company*                                                                  1,443,000
      12,300   United Natural Foods, Inc.*                                                                        346,122
       5,900   Whole Foods Market, Inc.*                                                                          280,427
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,145,909
=========================================================================================================================

Energy (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      63,600   Cal Dive International, Inc.*                                                                    1,386,480
      13,100   Enterprise Products Partners, LP                                                                   295,143
     143,700   Grey Wolf, Inc.*                                                                                   580,548
      39,500   Hydril Company*                                                                                  1,076,375
      27,100   National-Oilwell, Inc.*                                                                            596,200
      39,400   Patterson-UTI Energy, Inc.*                                                                      1,276,560
      38,700   Pride International, Inc.*                                                                         728,334
      37,900   Prima Energy Corporation*                                                                          791,352
      27,200   Spinnaker Exploration Company*                                                                     712,640
      65,900   St. Mary Land & Exploration Company                                                              1,799,070
      20,500   Stone Energy Corporation*                                                                          859,360
      28,000   Unit Corporation*                                                                                  585,480
      45,400   Veritas DGC, Inc.*                                                                                 522,100
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    11,209,642
=========================================================================================================================

Financials (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      28,700   Affiliated Managers Group, Inc.*                                                                 1,749,265
       8,200   Alexandria Real Estate Equities, Inc.                                                              369,000
      36,900   Charles Schwab Corporation                                                                         372,321
      20,600   Community First Bankshares, Inc.                                                                   562,380
      51,950   Doral Financial Corporation                                                                      2,319,567
      11,800   East West Bancorp, Inc.                                                                            426,452
      12,800   Federal Agricultural Mortgage Corporation*                                                         286,080
      36,400   Financial Federal Corporation*                                                                     888,160
      25,625   First Financial Bankshares, Inc.                                                                   857,412
      36,200   Greater Bay Bancorp                                                                                743,548
      16,200   Investment Technology Group, Inc.*                                                                 301,320
      31,100   Investors Financial Services Corporation                                                           902,211
      36,100   New York Community Bancorp, Inc.                                                                 1,050,149
       7,300   Novastar Financial, Inc.                                                                           436,175
      12,300   PartnerRe, Ltd.                                                                                    628,653
      16,500   ProAssurance Corporation*                                                                          445,335
      10,100   Southwest Bancorporation of Texas, Inc.*                                                           328,351
      20,700   W.R. Berkley Corporation                                                                         1,090,890
      13,700   WFS Financial, Inc.*                                                                               459,087
      19,000   Wintrust Financial Corporation                                                                     562,400
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                14,778,756
=========================================================================================================================

Health Care (20.9%)
-------------------------------------------------------------------------------------------------------------------------
      34,325   Accredo Health, Inc.                                                                               748,285
      24,100   Advanced Neuromodulation Systems, Inc.*                                                          1,247,657
      10,400   AdvancePCS, Inc.*                                                                                  397,592
      16,800   Advisory Board Company*                                                                            680,736
      47,700   Alexion Pharmaceuticals, Inc.*                                                                     813,285
      19,500   Align Technology, Inc.*                                                                            244,725
      29,900   Alkermes, Inc.*                                                                                    321,425
      46,400   American Medical Systems Holdings, Inc*                                                            782,768
      32,400   AMN Healthcare Services, Inc.*                                                                     411,480
      44,100   ArthroCare Corporation*                                                                            739,116
      21,600   Biosite Diagnostics, Inc.*                                                                       1,038,960
     114,400   Candela Corporation*                                                                             1,317,888
      71,900   Caremark Rx, Inc.*                                                                               1,846,392
      27,800   Celgene Corporation*                                                                               845,120
      36,700   Cell Genesys, Inc.*                                                                                317,088
      10,500   Centerpulse, Ltd.                                                                                  283,500
       6,700   Charles River Laboratories International, Inc.*                                                    215,606
      28,600   Community Health Systems, Inc.*                                                                    551,694
      92,100   Conceptus, Inc.*                                                                                 1,294,005
      20,700   Covance, Inc.*                                                                                     374,670
      20,900   Coventry Health Care, Inc.*                                                                        964,744
      22,000   CV Therapeutics, Inc.*                                                                             652,520
      74,800   Cytyc Corporation*                                                                                 786,896
      26,300   Datascope Corporation                                                                              776,639
      34,400   DaVita, Inc.*                                                                                      921,232
     167,300   deCODE Genetics, Inc*                                                                              521,976
      46,900   Diversa Corporation*                                                                               461,027
      53,300   EPIX Medical, Inc.*                                                                                754,195
      13,400   Galen Holdings plc                                                                                 469,000
      39,300   Gene Logic, Inc.*                                                                                  234,621
      26,500   Genencor International, Inc.*                                                                      436,455
      11,700   Henry Schein, Inc.*                                                                                612,378
      38,300   Inspire Pharmaceuticals, Inc.*                                                                     413,640
      41,800   Integra Life Sciences Holdings Corporation*                                                      1,102,684
      19,700   InterMune, Inc.*                                                                                   317,367
      30,800   Inverness Medical Innovations, Inc.*                                                               594,440
      16,200   Invitrogen Corporation*                                                                            621,594
      40,400   KOS Pharmaceuticals, Inc.*                                                                         948,188
      29,200   Kyphon, Inc.*                                                                                      441,504
      29,700   LifePoint Hospitals, Inc.*                                                                         621,918
      14,000   Martek Biosciences Corporation*                                                                    601,160
      27,400   MAXIMUS, Inc.*                                                                                     757,062
      30,200   Medicines Company*                                                                                 594,638
      10,100   Medicis Pharmaceutical Corporation                                                                 572,670
      11,800   Mid Atlantic Medical Services, Inc.*                                                               617,140
      58,600   MIM Corporation*                                                                                   382,658
      18,400   Myriad Genetics, Inc.*                                                                             250,424
      28,000   Nastech Pharmaceutical Company*                                                                    280,000
      27,100   Neurocrine Biosciences, Inc.*                                                                    1,353,374
      31,200   Noven Pharmaceuticals, Inc.*                                                                       319,488
      37,600   NPS Pharmaceuticals, Inc.*                                                                         915,184
      21,225   Odyssey Healthcare, Inc.                                                                           785,325
      37,100   OSI Pharmaceuticals, Inc.*                                                                       1,194,991
      24,300   Pharmaceutical Product Development, Inc.*                                                          698,139
      21,300   PolyMedica Corporation                                                                             975,327
      41,200   Priority Healthcare Corporation*                                                                   764,260
      62,825   Province Healthcare Company*                                                                       695,473
      30,800   Regeneron Pharmaceuticals, Inc.*                                                                   485,100
      25,000   Select Medical Corporation*                                                                        620,750
      26,326   Sicor, Inc.*                                                                                       535,471
      21,300   Sunrise Senior Living, Inc.*                                                                       476,694
      27,500   SurModics, Inc.*                                                                                   838,750
      22,900   Taro Pharmaceutical Industries, Ltd.*                                                            1,256,752
      13,400   Triad Hospitals, Inc.*                                                                             332,588
       9,600   Trimeris, Inc.*                                                                                    438,528
      18,200   VISX, Inc.*                                                                                        315,770
      26,900   Wilson Greatbatch Technologies, Inc.*                                                              971,090
      21,100   Zoll Medical Corporation*                                                                          708,116
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               45,861,932
=========================================================================================================================

Industrials (12.9%)
-------------------------------------------------------------------------------------------------------------------------
       9,000   Actuant Corporation*                                                                               425,880
     165,350   Aeroflex, Inc.*                                                                                  1,279,809
       7,625   Alliant Techsystems, Inc.*                                                                         395,814
      18,200   American Woodmark Corporation                                                                      847,392
      13,500   Apollo Group, Inc. (University of Phoenix Online)*                                                 684,450
      48,800   Atlantic Coast Airlines Holdings, Inc.*                                                            658,312
      18,400   Bright Horizons Family Solutions, Inc.*                                                            617,504
      49,600   C.H. Robinson Worldwide, Inc.                                                                    1,763,776
      14,600   Career Education Corporation*                                                                      998,932
      52,800   CheckFree Corporation*                                                                           1,469,952
      21,866   ChoicePoint, Inc.*                                                                                 754,814
      30,000   Corinthian Colleges, Inc.*                                                                       1,457,100
      47,300   Corporate Executive Board Company*                                                               1,930,786
      40,100   CoStar Group, Inc.*                                                                              1,197,386
      18,100   Cuno, Inc.*                                                                                        653,772
      25,400   Engineered Support Systems, Inc.                                                                 1,062,990
      55,700   Forward Air Corporation*                                                                         1,413,109
      28,700   Global Payments, Inc.                                                                            1,018,850
      26,800   Iron Mountain, Inc.*                                                                               994,012
      10,500   ITT Educational Services, Inc.*                                                                    307,125
       8,200   Jacobs Engineering Group, Inc.*                                                                    345,630
      14,800   Jetblue Airways Corporation*                                                                       625,892
       5,200   Landstar System, Inc.*                                                                             326,820
      13,500   Mercury Computer Systems, Inc.*                                                                    245,160
      66,100   Mesa Air Group, Inc.*                                                                              528,800
      25,200   Mueller Industries, Inc.*                                                                          683,172
      50,000   Pegasus Solutions, Inc.*                                                                           812,500
      32,300   Right Management Consultants, Inc.*                                                                408,595
      27,900   Roto-Rooter, Inc.                                                                                1,064,106
      28,900   Stericycle, Inc.*                                                                                1,112,072
      58,600   Stewart & Stevenson Services, Inc.                                                                 922,950
      57,600   TeleTech Holdings, Inc.*                                                                           243,648
      14,100   Waste Connections, Inc.*                                                                           494,205
      26,300   World Fuel Services Corporation                                                                    646,717
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               28,392,032
=========================================================================================================================

Information Technology (28.5%)
-------------------------------------------------------------------------------------------------------------------------
      76,125   Activision, Inc.                                                                                   983,535
      79,500   Adaptec, Inc.*                                                                                     618,510
      10,800   ADTRAN, Inc.*                                                                                      553,932
      31,900   Advanced Energy Industries, Inc.*                                                                  454,575
      53,900   Advanced Fibre Communication, Inc.*                                                                876,953
      27,700   Advent Software, Inc.*                                                                             468,407
      70,000   Agile Software Corporation*                                                                        675,500
       8,000   Applied Films Corporation*                                                                         207,040
      33,500   ASM International NV*                                                                              498,145
      42,400   Asyst Technologies, Inc.*                                                                          283,656
      35,700   ATMI, Inc.*                                                                                        891,429
      29,900   Avid Technology, Inc.*                                                                           1,048,593
      34,300   Avocent Corporation*                                                                             1,026,599
      52,600   Brooks Automation, Inc.*                                                                           596,484
      17,300   Business Objects SA ADR*                                                                           379,735
      90,000   Cable Design Technologies Corporation*                                                             643,500
      21,200   CACI International, Inc.*                                                                          727,160
      11,300   Cerner Corporation*                                                                                259,335
      23,600   Cognex Corporation*                                                                                527,460
      32,800   Cognizant Technology Solutions Corporation                                                         799,008
      17,300   Cognos, Inc.*                                                                                      467,100
      26,800   Coherent, Inc.*                                                                                    641,324
      72,900   Credence Systems Corporation*                                                                      617,463
      38,700   Cree, Inc.*                                                                                        630,036
      28,000   Cymer, Inc.*                                                                                       896,280
      44,800   Dendrite International, Inc.*                                                                      577,024
      27,200   Digital River, Inc.*                                                                               524,960
      44,600   Documentum, Inc.*                                                                                  877,282
      24,000   DSP Group, Inc.*                                                                                   516,720
      23,250   Electro Scientific Industries, Inc.*                                                               352,470
      22,100   Electronics for Imaging, Inc.*                                                                     448,409
      49,500   Embarcadero Technologies, Inc.*                                                                    346,500
      29,400   Emulex Corporation*                                                                                669,438
      57,300   Exar Corporation*                                                                                  907,059
      12,300   Fair Isaac Corporation                                                                             632,835
      27,200   FEI Company*                                                                                       510,272
      20,100   Fisher Scientific International, Inc.*                                                             701,490
      37,300   FLIR Systems, Inc.                                                                               1,124,595
      18,700   Foundry Networks, Inc.*                                                                            269,280
      12,300   Global Imaging Systems, Inc.*                                                                      284,868
      30,900   Helix Technology Corporation                                                                       408,807
      37,300   Hutchinson Technology, Inc.*                                                                     1,226,797
      17,900   Hyperion Solutions Corporation*                                                                    604,304
      26,700   Integrated Circuit Systems, Inc.*                                                                  839,181
      18,500   Internet Security Systems, Inc.*                                                                   268,065
      20,600   Intersil Corporation*                                                                              548,166
      33,500   Intrado, Inc.*                                                                                     528,965
      21,600   Itron, Inc.*                                                                                       465,696
      37,400   JDA Software Group, Inc.*                                                                          418,506
      14,900   Kronos, Inc.*                                                                                      757,069
      43,500   Lam Research Corporation*                                                                          792,135
      12,000   Logitech International ADR*                                                                        451,920
      30,300   Manhattan Associates, Inc.*                                                                        786,891
      28,500   Mantech International Corporation*                                                                 546,630
       8,800   Mercury Interactive Corporation*                                                                   339,768
      25,800   MicroStrategy, Inc.*                                                                               939,894
      58,500   MKS Instruments, Inc.*                                                                           1,057,095
      25,500   Netease.Com, Inc.*                                                                                 929,730
      62,744   NetIQ Corporation*                                                                                 970,022
      63,700   NetScreen Technologies, Inc.*                                                                    1,436,435
      56,200   O2Micro International, Ltd.*                                                                       905,382
      43,400   OmniVision Technologies, Inc.*                                                                   1,354,080
      33,200   Open Text Corporation*                                                                             937,900
      37,300   Overture Services, Inc.*                                                                           676,249
      44,600   Pacific Internet, Ltd.*                                                                            371,117
      17,100   Packeteer, Inc.*                                                                                   266,247
      41,500   PEC Solutions, Inc.*                                                                               668,150
      26,700   Photon Dynamics, Inc.*                                                                             737,721
      39,200   Photronics, Inc.*                                                                                  684,040
      38,600   Pixelworks, Inc.*                                                                                  229,284
      22,400   Plantronics, Inc.*                                                                                 485,408
      45,200   Plato Learning, Inc.*                                                                              259,900
      33,900   Plexus Corporation*                                                                                390,867
      29,400   Polycom, Inc.*                                                                                     407,484
      19,500   Power Integrations, Inc.*                                                                          474,240
      38,600   ProQuest Company*                                                                                  995,880
      83,300   Quest Software, Inc.*                                                                              991,270
      44,400   Radiant Systems, Inc.*                                                                             299,256
      39,200   RadiSys Corporation*                                                                               517,440
      55,700   REMEC, Inc.*                                                                                       387,672
     117,300   RF Micro Devices, Inc.*                                                                            706,146
     110,200   Roxio, Inc.*                                                                                       737,238
      22,000   SafeNet, Inc.*                                                                                     615,560
      41,100   Seachange International, Inc.*                                                                     392,094
      25,900   SERENA Software, Inc.*                                                                             540,792
      17,700   Silicon Laboratories, Inc.*                                                                        471,528
      54,500   Skyworks Solutions, Inc.*                                                                          368,965
      14,300   Sohu.com, Inc.*                                                                                    488,488
      26,500   Take-Two Interactive Software, Inc.*                                                               751,010
      37,400   Tekelec, Inc.*                                                                                     422,620
      39,800   THQ, Inc.*                                                                                         716,400
     118,600   TIBCO Software, Inc.*                                                                              603,674
      29,300   Varian Semiconductor Equipment, Inc.*                                                              871,968
      24,400   Varian, Inc.*                                                                                      845,948
      40,200   Verisity, Ltd.*                                                                                    479,988
      42,300   Verity, Inc.*                                                                                      535,518
      47,400   WebEx Communications, Inc.*                                                                        661,230
      35,700   Websense, Inc.*                                                                                    559,062
       5,100   Zebra Technologies Corporation*                                                                    383,469
      28,500   Zoran Corporation*                                                                                 547,485
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    62,569,807
=========================================================================================================================

Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      12,100   Cabot Corporation                                                                                  347,270
       3,300   Florida Rock Industries, Inc.                                                                      136,224
      56,400   Methanex Corporation                                                                               602,860
      18,800   Rayonier, Inc.                                                                                     620,400
      24,700   Silgan Holdings, Inc.*                                                                             772,616
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,479,370
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      73,800   Bruker Daltonics, Inc.*                                                                            393,354
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   393,354
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,600   Atmos Energy Corporation                                                                           634,880
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    634,880
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $198,151,863)                                                         209,706,265
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(b)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $2,299   Timco Aviation Services, Inc. Payment-in-Kind Bond(c)              8.0%         1/2/2007                $2
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $0)                                                                   2
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.5%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Asset Securitization Corporation                                 1.041%        7/29/2003          $999,191
   8,900,000   Corporate Asset Funding Company                                  1.300          7/1/2003         8,900,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,899,191
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $208,051,054)                                                         $219,605,458
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The value of the denoted categories of investments
    represents less than 0.1% of the total investments of
    the Lutheran Brotherhood Opportunity Growth
    Portfolio.

(c) Non-income producing and trading flat (without
    interest).

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Select Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (95.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      29,930   American Tower Corporation*                                                                       $264,880
      25,700   Sprint PCS Group*                                                                                  147,775
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      412,655
=========================================================================================================================

Consumer Discretionary (26.2%)
-------------------------------------------------------------------------------------------------------------------------
       3,160   Cheesecake Factory, Inc.*                                                                          113,412
       3,190   E.W. Scripps Company                                                                               283,017
      11,750   EchoStar Communications Corporation*                                                               406,785
       3,910   Entercom Communications Corporation*                                                               191,629
       5,400   Family Dollar Stores, Inc.                                                                         206,010
       2,400   Four Seasons Hotels, Inc.                                                                          103,824
       2,300   Getty Images, Inc.*                                                                                 94,990
       5,070   Hearst-Argyle Television, Inc.*                                                                    131,313
       5,390   InterActiveCorp*                                                                                   213,282
       2,200   Lin TV Corporation*                                                                                 51,810
         460   Mattel, Inc.                                                                                         8,703
       2,560   McGraw-Hill Companies, Inc.                                                                        158,720
       3,650   Meredith Corporation                                                                               160,600
       4,300   MGM Mirage, Inc.*                                                                                  146,974
       1,170   New York Times Company                                                                              53,235
      13,800   Office Depot, Inc.*                                                                                200,238
       7,860   Outback Steakhouse, Inc.                                                                           306,540
      13,140   PETsMART, Inc.*                                                                                    219,044
       8,000   Royal Caribbean Cruises, Ltd.                                                                      185,280
       4,570   Starbucks Corporation*                                                                             112,056
       4,820   Starwood Hotels & Resorts Worldwide, Inc.                                                          137,804
       9,010   Talbots, Inc.                                                                                      265,344
       8,940   Tiffany & Company                                                                                  292,159
       7,900   TJX Companies, Inc.                                                                                148,836
       4,020   Tribune Company                                                                                    194,166
       5,860   Univision Communications, Inc.*                                                                    178,144
       6,570   Weight Watchers International, Inc.*                                                               298,869
       8,030   Westwood One, Inc.*                                                                                272,458
       2,600   Williams-Sonoma, Inc.*                                                                              75,920
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,211,162
=========================================================================================================================

Consumer Staples (0.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,570   Hershey Foods Corporation                                                                          179,026
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             179,026
=========================================================================================================================

Energy (4.7%)
-------------------------------------------------------------------------------------------------------------------------
       5,400   Baker Hughes, Inc.                                                                                 181,278
       7,120   BJ Services Company*                                                                               266,003
       3,150   Cooper Cameron Corporation*                                                                        158,697
       8,500   GlobalSantaFe Corporation                                                                          198,390
         200   Noble Corporation*                                                                                   6,860
       3,500   Smith International, Inc.                                                                          128,590
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       939,818
=========================================================================================================================

Financials (5.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Affiliated Managers Group, Inc.*                                                                    97,520
      13,400   Ameritrade Holding Corporation*                                                                     99,294
       2,590   Arthur J. Gallagher & Company                                                                       70,448
       8,300   E*TRADE Group, Inc.*                                                                                70,550
       9,300   Investors Financial Services Corporation                                                           269,793
       1,500   Legg Mason, Inc.                                                                                    97,425
       3,020   Lehman Brothers Holdings, Inc.                                                                     200,770
       1,600   T. Rowe Price Group, Inc.                                                                           60,400
       2,000   Waddell & Reed Financial, Inc.                                                                      51,340
       3,820   Willis Group Holdings, Ltd.                                                                        117,465
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,135,005
=========================================================================================================================

Health Care (18.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   Affymetrix, Inc.*                                                                                   39,420
       2,880   AmerisourceBergen Corporation                                                                      199,728
       5,600   Apogent Technologies, Inc.*                                                                        112,000
       1,360   Biogen, Inc.*                                                                                       51,680
      15,520   Caremark Rx, Inc.*                                                                                 398,554
       3,070   Celgene Corporation*                                                                                93,328
      23,970   Cytyc Corporation*                                                                                 252,164
       8,360   Dentsply International, Inc.                                                                       341,924
       7,370   Genzyme Corporation*                                                                               308,066
       2,500   Gilead Sciences, Inc.*                                                                             138,950
       4,540   Guidant Corporation                                                                                201,531
       6,240   Health Management Associates, Inc.                                                                 115,128
       1,770   ICOS Corporation*                                                                                   65,048
       6,900   IDEC Pharmaceuticals Corporation*                                                                  234,600
       1,720   InterMune, Inc.*                                                                                    27,709
       4,630   Invitrogen Corporation*                                                                            177,653
       2,300   Medicis Pharmaceutical Corporation                                                                 130,410
       6,860   MedImmune, Inc.*                                                                                   249,498
       6,305   Mylan Laboratories, Inc.                                                                           219,225
       7,600   Tenet Healthcare Corporation                                                                        88,540
       2,150   Teva Pharmaceutical Industries, Ltd.                                                               122,400
       7,100   WebMD Corporation*                                                                                  76,893
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                3,644,449
=========================================================================================================================

Industrials (9.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,170   Alliant Techsystems, Inc.*                                                                         $60,735
       1,730   Apollo Group, Inc.*                                                                                106,845
      13,110   BISYS Group, Inc.*                                                                                 240,831
       5,380   ChoicePoint, Inc.*                                                                                 185,718
       7,660   DST Systems, Inc.*                                                                                 291,080
       5,360   Expeditors International of Washington, Inc.*                                                      185,670
       2,940   ITT Industries, Inc.                                                                               192,452
       4,300   Jetblue Airways Corporation*                                                                       181,847
       5,380   Manpower, Inc.                                                                                     199,544
       2,600   Monster Worldwide, Inc.*                                                                            51,298
       2,900   Paychex, Inc.                                                                                       84,999
       4,800   Robert Half International, Inc.*                                                                    90,912
       3,120   Swift Transportation Company, Inc.*                                                                 58,094
       2,200   Werner Enterprises, Inc.                                                                            46,640
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                1,976,665
=========================================================================================================================

Information Technology (27.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,500   ADTRAN, Inc.*                                                                                      128,225
       7,860   Advanced Fibre Communications, Inc.*                                                               127,882
      55,000   Agere Systems, Inc.*                                                                               126,500
      10,300   Altera Corporation*                                                                                168,920
       7,600   Amdocs, Ltd.*                                                                                      182,400
       7,790   Analog Devices, Inc.*                                                                              271,248
       5,300   Apple Computer, Inc.*                                                                              101,336
       9,200   ASML Holding NV ADR*                                                                                87,952
      15,840   BEA Systems, Inc.*                                                                                 172,022
      10,900   BearingPoint, Inc.*                                                                                105,185
      37,110   Crown Castle International Corporation*                                                            288,345
       3,100   Energizer Holdings, Inc.*                                                                           97,340
       4,560   Expedia, Inc.                                                                                      348,293
       4,500   Lam Research Corporation*                                                                           81,945
       4,210   Maxim Integrated Products, Inc.                                                                    143,940
       2,410   Mercury Interactive Corporation*                                                                    93,050
       4,270   Microchip Technology, Inc.                                                                         105,170
       8,880   Millipore Corporation*                                                                             394,006
      17,410   Network Associates, Inc.*                                                                          220,759
       8,580   Novellus Systems, Inc.*                                                                            314,208
       8,480   Rockwell Automation, Inc.                                                                          202,163
       2,700   Scientific-Atlanta, Inc.                                                                            64,368
      11,220   SunGard Data Systems, Inc.*                                                                        290,710
       2,920   Symantec Corporation*                                                                              128,071
       5,100   Thermo Electron Corporation*                                                                       107,202
      15,180   VERITAS Software Corporation*                                                                      435,213
      14,780   Waters Corporation*                                                                                430,541
       3,270   Xilinx, Inc.*                                                                                       82,764
       3,190   Yahoo!, Inc.*                                                                                      104,504
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,404,262
=========================================================================================================================

Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       4,880   Jefferson Smurfit Corporation*                                                                      63,586
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                     63,586
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $16,660,327)                                                           18,966,628
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.7%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $935,000   State Street Repurchase Agreement(c)                             0.750%         7/1/2003          $935,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   935,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $17,595,327)                                                           $19,901,628
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) Repurchase agreement dated June 30, 2003, $935,019
    maturing July 1, 2003, collateralized by $953,992 of
    Federal Home Loan Bank Medium Term Notes, 2.250% due
    August 13, 2004.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (95.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     112,600   Nextel Communications, Inc.*                                                                    $2,035,808
      40,800   United States Cellular Corporation*                                                              1,038,360
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    3,074,168
=========================================================================================================================

Consumer Discretionary (20.6%)
-------------------------------------------------------------------------------------------------------------------------
      14,300   99 CENTS Only Stores*                                                                              490,776
      50,800   Abercrombie & Fitch Company*                                                                     1,443,228
      13,000   Advance Auto Parts, Inc.*                                                                          791,700
      41,500   Amazon.com, Inc.*                                                                                1,514,335
      73,700   American Eagle Outfitters, Inc.*                                                                 1,335,444
       8,600   AutoZone, Inc.*                                                                                    653,342
      81,700   Bed Bath & Beyond, Inc.*                                                                         3,170,777
      28,500   Best Buy Company, Inc.*                                                                          1,251,720
      69,150   Brinker International, Inc.*                                                                     2,490,783
      25,900   Cablevision Systems Corporation Holdings*                                                          537,684
      27,700   CDW Corporation*                                                                                 1,268,660
      34,300   CEC Entertainment, Inc.*                                                                         1,266,699
      20,850   Cheesecake Factory, Inc.*                                                                          748,306
      51,600   Chico's FAS, Inc.                                                                                1,086,180
      61,100   Coach, Inc.                                                                                      3,039,114
      32,900   Cost Plus, Inc.*                                                                                 1,173,214
      48,400   Cox Radio, Inc.*                                                                                 1,118,524
      18,500   D.R. Horton, Inc.                                                                                  519,850
      28,810   Darden Restaurants, Inc.                                                                           546,814
      86,400   Dollar Tree Stores, Inc.*                                                                        2,741,472
       6,200   E.W. Scripps Company                                                                               550,064
       8,200   eBay, Inc.*                                                                                        854,276
      34,600   EchoStar Communications Corporation*                                                             1,197,852
      43,300   Entercom Communications Corporation*                                                             2,122,133
      66,200   Family Dollar Stores, Inc.                                                                       2,525,530
      93,300   Gap, Inc.                                                                                        1,750,308
      66,800   Gentex Corporation*                                                                              2,044,748
      46,300   Getty Images, Inc.*                                                                              1,912,190
      12,020   Harley-Davidson, Inc.                                                                              479,117
      31,300   Harman International Industries, Inc.                                                            2,477,082
      13,500   Harrah's Entertainment, Inc.*                                                                      543,240
      62,400   Hispanic Broadcasting Corporation*                                                               1,588,080
      64,670   InterActiveCorp*                                                                                 2,558,992
      17,000   Krispy Kreme Doughnuts, Inc.*                                                                      700,060
      63,700   Lamar Advertising Company*                                                                       2,242,877
      11,100   Lennar Corporation                                                                                 793,650
      19,100   Linens 'n Things, Inc.*                                                                            450,951
      34,000   Mattel, Inc.                                                                                       643,280
      21,100   Michaels Stores, Inc.*                                                                             803,066
      41,900   O'Reilly Automotive, Inc.*                                                                       1,399,041
      97,000   Office Depot, Inc.*                                                                              1,407,470
      14,200   Outback Steakhouse, Inc.                                                                           553,800
      43,100   PETsMART, Inc.*                                                                                    718,477
      43,600   Pier 1 Imports, Inc.                                                                               889,440
      12,500   Pixar, Inc.*                                                                                       760,500
      74,300   Radio One, Inc.*                                                                                 1,320,311
       9,500   Rent-A-Center, Inc.*                                                                               720,195
      19,100   Ross Stores, Inc.                                                                                  816,334
      30,200   Royal Caribbean Cruises, Ltd.                                                                      699,432
      18,700   Sonic Corporation*                                                                                 475,541
     104,600   Staples, Inc.*                                                                                   1,919,410
      87,500   Starbucks Corporation*                                                                           2,145,500
      21,100   Starwood Hotels & Resorts Worldwide, Inc.                                                          603,249
      43,600   Talbots, Inc.                                                                                    1,284,020
      19,100   Tiffany & Company                                                                                  624,188
      24,100   Timberland Company*                                                                              1,273,926
      33,200   TJX Companies, Inc.                                                                                625,488
      41,600   Toll Brothers, Inc.*                                                                             1,177,696
      61,200   Univision Communications, Inc.*                                                                  1,860,480
      22,500   Weight Watchers International, Inc.*                                                             1,023,525
      16,300   Wendy's International, Inc.                                                                        472,211
      46,700   Westwood One, Inc.*                                                                              1,584,531
      85,500   Williams-Sonoma, Inc.*                                                                           2,496,600
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    80,277,483
=========================================================================================================================

Consumer Staples (1.0%)
-------------------------------------------------------------------------------------------------------------------------
      32,400   Dean Foods Company                                                                               1,020,600
      35,800   Pepsi Bottling Group, Inc.                                                                         716,716
      29,200   Performance Food Group Company*                                                                  1,080,400
      24,850   Whole Foods Market, Inc.*                                                                        1,181,120
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,998,836
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      30,103   Apache Corporation                                                                               1,958,501
      58,920   BJ Services Company*                                                                             2,201,251
      38,000   Cooper Cameron Corporation*                                                                      1,914,440
      35,107   Devon Energy Corporation                                                                         1,874,714
      31,900   ENSCO International, Inc.                                                                          858,110
      45,800   EOG Resources, Inc.                                                                              1,916,272
      29,893   GlobalSantaFe Corporation                                                                          697,703
      20,600   Murphy Oil Corporation                                                                           1,083,560
      54,400   Nabors Industries, Ltd.*                                                                         2,151,520
      71,400   National-Oilwell, Inc.*                                                                          1,570,800
      33,800   Noble Corporation*                                                                               1,159,340
      41,600   Patterson-UTI Energy, Inc.*                                                                      1,347,840
      22,700   Pioneer Natural Resources Company*                                                                 592,470
      12,000   Pogo Producing Company                                                                             513,000
      42,880   Smith International, Inc.                                                                        1,575,411
      11,300   Valero Energy Corporation                                                                          410,529
      19,940   Weatherford International, Ltd.*                                                                   835,486
      51,533   XTO Energy, Inc.                                                                                 1,036,329
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    23,697,276
=========================================================================================================================

Financials (7.6%)
-------------------------------------------------------------------------------------------------------------------------
      33,600   A.G. Edwards, Inc.                                                                               1,149,120
      33,000   Affiliated Managers Group, Inc.*                                                                 2,011,350
      17,400   Ambac Financial Group, Inc.                                                                      1,152,750
      33,000   Arthur J. Gallagher & Company                                                                      897,600
      36,400   Bank of Hawaii Corporation                                                                       1,206,660
      29,600   BlackRock, Inc.*                                                                                 1,333,184
      19,000   Capital One Financial Corporation                                                                  934,420
      24,465   Charter One Financial, Inc.                                                                        762,819
      10,900   Commerce Bancorp, Inc.                                                                             404,390
      38,500   Doral Financial Corporation                                                                      1,719,025
      34,100   East West Bancorp, Inc.                                                                          1,232,374
      41,300   Eaton Vance Corporation                                                                          1,305,080
       8,100   Everest Re Group, Ltd.                                                                             619,650
      38,362   Fidelity National Financial, Inc.                                                                1,180,015
      28,800   Investors Financial Services Corporation                                                           835,488
      24,000   Legg Mason, Inc.                                                                                 1,558,800
      20,800   Moody's Corporation                                                                              1,096,368
      37,600   New York Community Bancorp, Inc.                                                                 1,093,784
      13,400   North Fork Bancorporation, Inc.                                                                    456,404
      15,500   PartnerRe, Ltd.                                                                                    792,205
      13,100   Radian Group, Inc.                                                                                 480,115
      15,900   RenaissanceRe Holdings, Ltd.                                                                       723,768
      16,800   SEI Investments Company                                                                            537,600
      21,600   SLM Corporation                                                                                    846,072
      23,300   TCF Financial Corporation                                                                          928,272
      24,800   Union Planters Corporation                                                                         769,544
      36,000   United Bankshares, Inc.                                                                          1,031,400
      11,900   W.R. Berkley Corporation                                                                           627,130
      28,900   Willis Group Holdings, Ltd.                                                                        888,675
      15,700   XL Capital, Ltd.                                                                                 1,303,100
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                29,877,162
=========================================================================================================================

Health Care (21.8%)
-------------------------------------------------------------------------------------------------------------------------
      59,000   AdvancePCS, Inc.*                                                                                2,255,570
      19,500   Allergan, Inc.                                                                                   1,503,450
      29,900   AmerisourceBergen Corporation                                                                    2,073,565
      29,002   Anthem, Inc.*                                                                                    2,237,504
      34,950   Barr Laboratories, Inc.                                                                          2,289,225
      43,700   Biogen, Inc.*                                                                                    1,660,600
      87,267   Biomet, Inc.                                                                                     2,501,072
      33,000   Biovail Corporation*                                                                             1,552,980
      28,200   Boston Scientific Corporation*                                                                   1,723,020
     166,400   Caremark Rx, Inc.*                                                                               4,273,151
      19,700   Celgene Corporation*                                                                               598,880
      17,700   Cephalon, Inc.*                                                                                    728,532
      19,100   Charles River Laboratories International, Inc.*                                                    614,638
      29,900   Chiron Corporation*                                                                              1,307,228
      31,700   Community Health Systems, Inc.*                                                                    611,493
      14,200   Coventry Health Care, Inc.*                                                                        655,472
      42,200   Cytyc Corporation*                                                                                 443,944
      50,700   Dentsply International, Inc.                                                                     2,073,630
      28,700   Express Scripts, Inc.*                                                                           1,960,784
      47,500   First Health Group Corporation*                                                                  1,311,000
      34,760   Forest Laboratories, Inc.                                                                        1,903,110
      18,800   Genzyme Corporation*                                                                               785,840
      75,800   Gilead Sciences, Inc.*                                                                           4,212,964
      14,300   Guidant Corporation                                                                                634,777
      36,975   Health Management Associates, Inc.                                                                 682,189
      21,200   Henry Schein, Inc.*                                                                              1,109,608
      75,250   IDEC Pharmaceuticals Corporation*                                                                2,558,500
      40,600   Invitrogen Corporation*                                                                          1,557,822
      58,925   IVAX Corporation*                                                                                1,051,811
      66,949   King Pharmaceuticals, Inc.*                                                                        988,167
      40,500   Laboratory Corporation of America Holdings*                                                      1,221,075
      39,200   Lincare Holdings, Inc.*                                                                          1,235,192
      65,900   Manor Care, Inc.*                                                                                1,648,159
      29,000   Medicis Pharmaceutical Corporation                                                               1,644,300
      99,300   MedImmune, Inc.*                                                                                 3,611,541
      12,200   Mid Atlantic Medical Services, Inc.*                                                               638,060
      41,000   Millennium Pharmaceuticals, Inc.*                                                                  644,930
      65,100   Mylan Laboratories, Inc.                                                                         2,263,527
      11,500   Neurocrine Biosciences, Inc.*                                                                      574,310
      77,000   Omnicare, Inc.                                                                                   2,601,830
      17,800   Oxford Health Plans, Inc.*                                                                         748,134
      23,300   Pharmaceutical Product Development, Inc.*                                                          669,409
      31,600   Quest Diagnostics, Inc.*                                                                         2,016,080
      53,800   Sicor, Inc.*                                                                                     1,094,292
      39,900   St. Jude Medical, Inc.                                                                           2,294,250
      16,100   Stryker Corporation                                                                              1,116,857
      24,900   TECHNE Corporation*                                                                                755,466
      41,800   Teva Pharmaceutical Industries, Ltd.                                                             2,379,674
      26,500   Triad Hospitals, Inc.*                                                                             657,730
      25,700   Universal Health Services, Inc.*                                                                 1,018,234
      43,000   Varian Medical Systems, Inc.*                                                                    2,475,510
     161,700   WebMD Corporation*                                                                               1,751,211
      27,000   WellPoint Health Networks, Inc.*                                                                 2,276,100
      40,100   Zimmer Holdings, Inc.*                                                                           1,806,505
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               85,002,902
=========================================================================================================================

Industrials (11.8%)
-------------------------------------------------------------------------------------------------------------------------
      20,850   Alliant Techsystems, Inc.*                                                                       1,082,324
      21,900   American Standard Companies, Inc.*                                                               1,619,067
      59,450   Apollo Group, Inc.*                                                                              3,671,632
      24,500   Aramark Corporation*                                                                               549,290
      66,900   BISYS Group, Inc.*                                                                               1,228,953
      61,100   C.H. Robinson Worldwide, Inc.                                                                    2,172,716
      20,700   Career Education Corporation*                                                                    1,416,294
      59,700   CheckFree Corporation*                                                                           1,662,048
      28,600   ChoicePoint, Inc.*                                                                                 987,272
      15,300   Cintas Corporation                                                                                 542,232
      56,650   Concord EFS, Inc.*                                                                                 833,888
      46,900   Corinthian Colleges, Inc.*                                                                       2,277,933
      42,300   Corporate Executive Board Company*                                                               1,726,686
      21,800   Danaher Corporation                                                                              1,483,490
      24,100   Deere & Company                                                                                  1,101,370
      29,000   DeVry, Inc.*                                                                                       675,410
      15,600   DST Systems, Inc.*                                                                                 592,800
      16,600   Education Management Corporation*                                                                  882,788
      49,300   Equifax, Inc.                                                                                    1,281,800
      46,060   Expeditors International of Washington, Inc.                                                     1,595,518
      58,600   Fastenal Company                                                                                 1,988,884
      44,565   Fiserv, Inc.*                                                                                    1,586,960
      12,000   FTI Consulting, Inc.                                                                               299,640
      17,700   Global Payments, Inc.                                                                              628,350
      12,400   H&R Block, Inc.                                                                                    536,300
      35,971   IMS Health, Inc.                                                                                   647,118
      19,100   Iron Mountain, Inc.*                                                                               708,419
       8,200   ITT Industries, Inc.                                                                               536,772
      17,300   J.B. Hunt Transport Services, Inc.*                                                                653,075
      44,100   Jacobs Engineering Group, Inc.*                                                                  1,858,815
      28,400   L-3 Communications Holdings, Inc.*                                                               1,235,116
      42,600   Manpower, Inc.                                                                                   1,580,034
      53,800   Pall Corporation                                                                                 1,210,500
      19,700   Paychex, Inc.                                                                                      577,407
      85,400   Robert Half International, Inc.*                                                                 1,617,476
      28,700   Shaw Group, Inc.*                                                                                  345,835
      20,200   SPX Corporation                                                                                    890,012
      22,800   Stericycle, Inc.*                                                                                  877,344
      28,200   Swift Transportation Company, Inc.*                                                                525,084
      10,300   W.W. Grainger, Inc.                                                                                481,628
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,168,280
=========================================================================================================================

Information Technology (23.5%)
-------------------------------------------------------------------------------------------------------------------------
      36,200   Adobe Systems, Inc.                                                                              1,160,934
      56,400   Affiliated Computer Services, Inc.*                                                              2,579,172
      51,500   Altera Corporation*                                                                                844,600
      56,800   Amdocs, Ltd.*                                                                                    1,363,200
      31,000   American Power Conversion Corporation*                                                             483,290
      56,100   Analog Devices, Inc.*                                                                            1,953,402
      77,800   Apple Computer, Inc.*                                                                            1,487,536
     101,000   AVX Corporation                                                                                  1,109,990
     254,500   BEA Systems, Inc.*                                                                               2,763,870
      38,700   BMC Software, Inc.*                                                                                631,971
      65,700   Broadcom Corporation*                                                                            1,636,587
      71,700   Business Objects SA ADR*                                                                         1,573,815
      67,400   Check Point Software Technologies, Ltd.*                                                         1,317,670
     207,400   CIENA Corporation*                                                                               1,076,406
      54,600   Citrix Systems, Inc.*                                                                            1,111,656
       8,925   Cognizant Technology Solutions Corporation                                                         217,413
      23,900   Cognos, Inc.*                                                                                      645,300
     101,200   Comverse Technology, Inc.*                                                                       1,521,036
      13,700   Cymer, Inc.*                                                                                       438,537
      28,500   Electronic Arts, Inc.*                                                                           2,108,715
      28,500   Emulex Corporation*                                                                                648,945
      15,400   Expedia, Inc.                                                                                    1,176,252
      11,300   Fair Isaac Corporation                                                                             581,385
      52,000   Fisher Scientific International, Inc.*                                                           1,814,800
      60,400   Flextronics International, Ltd.*                                                                   627,556
      33,200   Foundry Networks, Inc.*                                                                            478,080
      54,800   Integrated Circuit Systems, Inc.*                                                                1,722,364
      47,000   Intersil Corporation*                                                                            1,250,670
      43,400   Intuit, Inc.*                                                                                    1,932,602
     105,000   Jabil Circuit, Inc.*                                                                             2,320,500
      43,500   Juniper Networks, Inc.*                                                                            538,095
      31,040   KLA-Tencor Corporation*                                                                          1,443,050
     101,300   Lam Research Corporation*                                                                        1,844,673
      18,100   Lexmark International, Inc.*                                                                     1,280,937
      17,200   Linear Technology Corporation                                                                      554,012
      65,200   Macromedia, Inc.*                                                                                1,371,808
      81,300   Marvell Technology Group, Ltd.*                                                                  2,794,281
      24,740   Maxim Integrated Products, Inc.                                                                    845,861
      78,200   Mercury Interactive Corporation*                                                                 3,019,302
     104,890   Microchip Technology, Inc.                                                                       2,583,441
      44,100   National Instruments Corporation*                                                                1,666,098
      69,300   National Semiconductor Corporation*                                                              1,366,596
      29,100   NetScreen Technologies, Inc.*                                                                      656,205
     182,500   Network Appliance, Inc.*                                                                         2,958,325
      39,400   Network Associates, Inc.*                                                                          499,592
      89,270   Novellus Systems, Inc.*                                                                          3,269,157
      33,600   NVIDIA Corporation*                                                                                773,136
      47,100   PeopleSoft, Inc.*                                                                                  828,489
      67,500   QLogic Corporation*                                                                              3,262,275
      58,900   Research in Motion, Ltd.*                                                                        1,272,829
      71,700   RF Micro Devices, Inc.*                                                                            431,634
      66,500   Scientific-Atlanta, Inc.                                                                         1,585,360
      44,200   Semtech Corporation*                                                                               629,408
      45,300   Siebel Systems, Inc.*                                                                              432,162
      24,300   Storage Technology Corporation*                                                                    625,482
      74,060   SunGard Data Systems, Inc.*                                                                      1,918,895
      42,500   Symantec Corporation*                                                                            1,864,050
      16,300   Synopsys, Inc.*                                                                                  1,008,155
      68,700   Tektronix, Inc.*                                                                                 1,483,920
      45,000   UTStarcom, Inc.*                                                                                 1,600,650
      50,400   Varian Semiconductor Equipment, Inc.*                                                            1,499,904
      49,000   VeriSign, Inc.*                                                                                    677,670
      98,600   VERITAS Software Corporation*                                                                    2,826,862
      18,540   Waters Corporation*                                                                                540,070
      40,120   Xilinx, Inc.*                                                                                    1,015,437
      49,100   Yahoo!, Inc.*                                                                                    1,608,516
       7,100   Zebra Technologies Corporation*                                                                    533,849
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    91,688,440
=========================================================================================================================

Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      63,200   Arch Coal, Inc.                                                                                  1,452,336
      34,800   Cytec Industries, Inc.*                                                                          1,176,240
      58,600   Ecolab, Inc.                                                                                     1,500,160
      33,400   Packaging Corporation of America*                                                                  615,562
      28,400   Pactiv Corporation*                                                                                559,764
      40,600   Phelps Dodge Corporation*                                                                        1,556,604
      20,400   Praxair, Inc.                                                                                    1,226,040
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,086,706
=========================================================================================================================

Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      32,200   Equitable Resources, Inc.                                                                        1,311,828
      15,700   Kinder Morgan, Inc.                                                                                858,005
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,169,833
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $347,606,469)                                                         374,041,086
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.2%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,240,000   New Center Asset Trust                                           1.350%         7/1/2003        $5,240,000
   9,970,000   Thunder Bay Funding, Inc.                                        1.310          7/1/2003         9,970,000
   1,000,000   Triple A-1 Funding Corporation                                   1.091         7/28/2003           999,183
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                16,209,183
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $363,815,652)                                                         $390,250,269
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

World Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (96.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     317,000   BHP Billiton, Ltd.                                                                              $1,836,818
     256,695   News Corporation, Ltd.                                                                           1,582,072
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  3,418,890
=========================================================================================================================

Belgium (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      95,180   Dexia                                                                                            1,203,413
      77,790   Fortis (Amsterdam Exchange)                                                                      1,339,975
      38,399   Fortis                                                                                             666,735
      13,448   UCB SA                                                                                             368,476
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    3,578,599
=========================================================================================================================

Brazil (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      15,500   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR                                       237,770
      84,090   Petroleo Brasileiro SA (Petrobras) ADR                                                           1,493,438
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     1,731,208
=========================================================================================================================

Canada (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      15,830   Alcan, Inc.                                                                                        489,416
      15,015   Celestica, Inc. ADR*                                                                               236,636
      19,760   Royal Bank of Canada                                                                               834,434
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     1,560,486
=========================================================================================================================

Denmark (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      54,200   Novo Nordisk A/S                                                                                 1,897,390
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                    1,897,390
=========================================================================================================================

Finland (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     343,498   Nokia Oyj                                                                                        5,656,593
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    5,656,593
=========================================================================================================================

France (15.6%)
-------------------------------------------------------------------------------------------------------------------------
      86,673   Aventis SA                                                                                       4,768,608
     127,872   Axa                                                                                              1,983,866
     131,308   Banque Nationale de Paris                                                                        6,672,461
      10,010   Carrefour SA                                                                                       490,614
      53,004   Compagnie de Saint-Gobain                                                                        2,085,952
       8,993   Equant NV*                                                                                          58,039
     142,100   France Telecom SA*                                                                               3,485,595
       3,670   Groupe Danone                                                                                      507,849
      13,273   Hermes International                                                                             1,870,231
      17,374   L'Oreal SA                                                                                       1,225,039
       4,095   Lafarge SA                                                                                         239,831
       4,095   Lafarge SA Rights*                                                                                  11,051
      44,749   LVMH Moet Hennessy Louis Vuitton SA                                                              2,219,464
      96,400   Orange SA*                                                                                         855,733
       7,265   Pinault-Printemps-Redoute SA                                                                       547,294
      86,351   Sanofi-Synthelabo SA                                                                             5,057,305
      44,368   Schneider Electric SA                                                                            2,085,928
      17,596   Societe Generale                                                                                 1,115,410
      81,137   Societe Television Francaise 1                                                                   2,497,096
      94,031   Sodexho Alliance SA                                                                              2,537,584
      48,400   Thomson Multimedia SA                                                                              746,454
      70,104   Total SA                                                                                        10,594,495
      29,853   Vivendi Universal SA                                                                               543,374
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    52,199,273
=========================================================================================================================

Germany (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      10,041   Allianz AG                                                                                         834,598
      19,672   Bayer AG                                                                                           455,881
      13,516   Bayerische Hypo- Und Vereinsbank AG*                                                               223,352
      32,220   Celesia AG                                                                                       1,266,156
      32,190   Deutsche Bank AG                                                                                 2,087,840
      14,703   E.ON AG                                                                                            755,918
      12,900   Rhoen-Klinikum AG                                                                                  517,748
       6,810   SAP AG                                                                                             803,155
      10,090   Siemens AG                                                                                         494,999
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    7,439,647
=========================================================================================================================

Hong Kong (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     104,000   Cheung Kong Holdings, Ltd.                                                                         625,486
     566,500   China Mobile (Hong Kong), Ltd.                                                                   1,336,685
   4,042,000   China Telecom Corporation (Hong Kong)                                                              927,813
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  2,889,984
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      21,815   Check Point Software Technologies, Ltd.*                                                           426,483
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                       426,483
=========================================================================================================================

Italy (5.9%)
-------------------------------------------------------------------------------------------------------------------------
     222,250   Alleanza Assicurazioni SpA                                                                       2,113,264
     595,602   Banca Intesa SpA                                                                                 1,904,859
     274,955   Eni SpA                                                                                          4,158,426
     117,939   Mediaset SpA                                                                                       998,175
      94,625   Mediolanum SpA                                                                                     528,109
     412,669   Olivetti SpA*                                                                                      517,969
     225,900   Telecom Italia (RNC) SpA                                                                         1,237,417
     572,930   Telecom Italia Mobile SpA                                                                        2,822,542
     197,539   Telecom Italia SpA                                                                               1,787,560
     757,847   UniCredito Italiano SpA                                                                          3,611,696
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     19,680,017
=========================================================================================================================

Japan (14.2%)
-------------------------------------------------------------------------------------------------------------------------
      66,000   Canon, Inc.                                                                                      3,028,607
      61,000   Credit Saison Company, Ltd.                                                                      1,000,283
      55,700   Denso Corporation                                                                                  882,757
      14,200   Fanuc, Ltd.                                                                                        703,644
         172   Fuji Television Network, Inc.                                                                      607,354
     119,000   Fujisawa Pharmaceutical Company, Ltd.                                                            2,229,856
      14,200   Hitachi Chemical Company, Ltd.                                                                     145,341
      96,500   Honda Motor Company                                                                              3,656,673
      37,000   Ito-Yokado Company, Ltd.                                                                           885,905
         427   Japan Telecom Holdings Company                                                                   1,297,980
       5,100   Keyence Corporation                                                                                934,416
      10,400   Kyocera Corporation                                                                                595,028
     114,000   MARUI Company, Ltd.                                                                              1,013,017
     196,000   Mitsubishi Estate Company, Ltd.                                                                  1,327,071
     323,000   Mitsui Fudosan Company, Ltd.                                                                     2,063,219
      12,500   Murata Manufacturing Company, Ltd.                                                                 491,360
      86,900   Nissan Motor Company, Ltd.                                                                         830,824
     212,000   Nomura Holdings, Inc.                                                                            2,690,718
       1,393   NTT DoCoMo, Inc.                                                                                 3,016,281
      19,000   Rohm Company, Ltd.                                                                               2,071,289
     106,000   Secom Company, Ltd.                                                                              3,107,391
     101,000   Seven-Eleven Japan Company, Ltd.                                                                 2,515,011
      25,700   Shin-Etsu Chemical Company, Ltd.                                                                   877,535
     165,000   Shiseido Company, Ltd.                                                                           1,603,623
      10,600   SMC Corporation                                                                                    892,492
      24,700   Sony Corporation                                                                                   695,282
      66,000   Sumitomo Corporation                                                                               304,510
      96,000   Suzuki Motor Corporation                                                                         1,248,819
      31,000   Takeda Chemical Industries, Ltd.                                                                 1,143,702
     101,500   Toyota Motor Corporation                                                                         2,628,899
      87,000   Yamanouchi Pharmaceutical Company, Ltd.                                                          2,267,833
      72,000   Yamato Transport Company, Ltd.                                                                     796,902
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     47,553,622
=========================================================================================================================

Mexico (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      80,800   America Movil SA de CV ADR                                                                       1,515,000
     293,000   Fomento Economico Mexicano SA de CV                                                              1,208,653
   1,173,700   Grupo Financiero BBVA Bancomer SA de CV*                                                           994,222
     388,000   Wal-Mart de Mexico SA de CV                                                                      1,146,804
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     4,864,679
=========================================================================================================================

Netherlands (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,460   Akzo Nobel NV                                                                                      197,723
     120,410   ASM Holding NV*                                                                                  1,143,535
     195,834   ING Groep NV                                                                                     3,402,582
     253,800   Koninklijke (Royal) KPN NV                                                                       1,798,284
     142,259   Koninklijke (Royal) Philips Electronics NV                                                       2,705,339
     103,250   Reed Elsevier NV                                                                                 1,217,705
      38,118   Royal Dutch Petroleum Company                                                                    1,769,327
      50,883   VNU NV                                                                                           1,567,743
      68,110   Wolters Kluwer NV                                                                                  821,262
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               14,623,500
=========================================================================================================================

Norway (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      60,430   Orkla ASA                                                                                        1,046,458
      48,230   Statoil ASA                                                                                        410,914
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                     1,457,372
=========================================================================================================================

Russia (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,930   LUKOIL ADR*                                                                                        863,470
      30,000   YUKOS Oil Company ADR                                                                            1,680,000
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                     2,543,470
=========================================================================================================================

Singapore (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   MobileOne (Asia) Limited                                                                           646,792
     385,112   United Overseas Bank, Ltd.                                                                       2,711,748
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  3,358,540
=========================================================================================================================

South Africa (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      47,900   Nedcor, Ltd.*                                                                                      570,846
-------------------------------------------------------------------------------------------------------------------------
               Total South Africa                                                                                 570,846
=========================================================================================================================

South Korea (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      90,102   KT Corporation ADR                                                                               1,775,910
      42,294   Posco ADR                                                                                        1,107,680
      10,760   Samsung Electronics Company, Ltd.                                                                3,197,823
      12,630   SK Telecom Company, Ltd.                                                                         2,156,986
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                8,238,399
=========================================================================================================================

Spain (4.0%)
-------------------------------------------------------------------------------------------------------------------------
     266,654   Banco Bilbao Vizcaya Argentaria SA                                                               2,801,888
     274,334   Banco Santander Central Hispano SA                                                               2,403,730
      88,692   Endesa SA                                                                                        1,484,990
      71,580   Gas Natural SDG SA                                                                               1,438,505
      77,600   Industria de Diseno Textil SA*                                                                   1,951,585
      50,299   Repsol YPF SA                                                                                      815,597
     154,015   Telefonica SA                                                                                    1,788,116
      26,533   Telefonica SA ADR                                                                                  917,246
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     13,601,657
=========================================================================================================================

Sweden (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      66,215   Electrolux AB                                                                                    1,306,946
     124,060   Hennes & Mauritz AB                                                                              2,851,633
     178,736   Nordea AB                                                                                          861,873
      13,120   Sandvik AB                                                                                         343,370
     394,160   Securitas AB                                                                                     4,037,667
     426,424   Telefonaktiebolaget LM Ericsson                                                                    458,125
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     9,859,614
=========================================================================================================================

Switzerland (6.2%)
-------------------------------------------------------------------------------------------------------------------------
     104,970   Adecco SA                                                                                        4,324,346
      21,120   Credit Suisse Group                                                                                555,872
      38,063   Nestle SA                                                                                        7,854,270
      24,900   Roche Holding AG                                                                                 1,953,212
      55,149   STMicroelectronics                                                                               1,156,432
      91,328   UBS AG                                                                                           5,080,520
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               20,924,652
=========================================================================================================================

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      46,000   MediaTek Incorporation                                                                             461,196
     740,180   Taiwan Semiconductor Manufacturing Company, Ltd.*                                                1,219,019
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     1,680,215
=========================================================================================================================

Thailand (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     773,000   Bangkok Bank Public Company, Ltd.*                                                               1,029,686
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                   1,029,686
=========================================================================================================================

United Kingdom (27.2%)
-------------------------------------------------------------------------------------------------------------------------
      75,233   Abbey National plc                                                                                 584,111
      94,798   AstraZeneca plc                                                                                  3,801,306
      41,168   Autonomy Corporation plc*                                                                          119,564
     163,211   BG Group plc                                                                                       723,138
     392,000   BP Amoco plc                                                                                     2,718,449
     301,000   Brambles Industries plc                                                                            814,587
     221,320   Cadbury Schweppes plc                                                                            1,307,468
      27,276   Carnival plc                                                                                       828,641
     107,000   Celltech Group plc*                                                                                605,627
     385,600   Centrica plc                                                                                     1,118,304
     871,150   Compass Group plc                                                                                4,697,166
     215,506   Diageo plc                                                                                       2,300,864
     113,010   DS Smith plc                                                                                       308,782
     308,370   Electrocomponents plc                                                                            1,651,255
     120,230   Friends Provident plc                                                                              225,183
      18,000   GKN plc                                                                                             66,089
     682,904   GlaxoSmithKline plc                                                                             13,782,041
     116,328   Granada plc                                                                                        174,684
     659,665   Hays plc                                                                                         1,045,014
      68,800   HSBC Holdings plc                                                                                  816,096
     613,872   Kingfisher plc                                                                                   2,808,515
      58,551   Reckitt Benckiser plc                                                                            1,074,401
     767,168   Reed Elsevier plc                                                                                6,383,572
     221,779   Rio Tinto plc                                                                                    4,172,080
     357,298   Royal Bank of Scotland Group plc                                                                10,023,211
     971,420   Shell Transport & Trading Company plc                                                            6,412,013
      71,200   Standard Chartered plc                                                                             864,739
     995,800   Tesco plc                                                                                        3,602,791
     480,148   Tomkins plc                                                                                      1,798,574
     327,782   Unilever plc                                                                                     2,609,815
      73,229   United Business Media plc                                                                          366,145
   4,969,045   Vodafone Group plc                                                                               9,716,697
     290,000   Woolworths Group plc                                                                               179,455
     464,240   WPP Group plc                                                                                    3,638,845
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            91,339,222
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $383,392,400)                                                         322,124,044
=========================================================================================================================

   Principal   Interest                                                                                          Maturity
      Amount   Short-Term Investments (3.9%)                                  Rate(b)              Date             Value
-------------------------------------------------------------------------------------------------------------------------
  e8,400,000   Euro Time Deposit                                                1.750%         7/1/2003        $9,646,302
  $3,400,000   Thunder Bay Funding, Inc.                                        1.310          7/1/2003         3,400,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                13,046,302
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $396,438,702)                                                         $335,170,346
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

All Cap Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (96.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.8%)
-------------------------------------------------------------------------------------------------------------------------
       8,500   ALLTEL Corporation                                                                                $409,870
      27,200   CenturyTel, Inc.                                                                                   947,920
       5,000   Nextel Communications, Inc.*                                                                        90,400
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,448,190
=========================================================================================================================

Consumer Discretionary (10.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Belo Corporation                                                                                   243,724
       9,600   Clear Channel Communication, Inc.*                                                                 406,944
       2,300   E.W. Scripps Company                                                                               204,056
      13,200   Federated Department Stores, Inc.                                                                  486,420
      18,400   Fox Entertainment Group, Inc.*                                                                     529,552
      10,300   Gentex Corporation*                                                                                315,283
      10,100   Hollywood Entertainment Corporation*                                                               173,720
       9,700   InterActiveCorp*                                                                                   383,829
       5,100   International Game Technology*                                                                     521,883
         200   Media General, Inc.                                                                                 11,440
       5,700   Ross Stores, Inc.                                                                                  243,618
       3,700   Tribune Company                                                                                    178,710
       8,300   Wal-Mart Stores, Inc.                                                                              445,461
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,144,640
=========================================================================================================================

Consumer Staples (9.6%)
-------------------------------------------------------------------------------------------------------------------------
       4,400   Coca-Cola Company                                                                                  204,204
      23,900   Dean Foods Company                                                                                 752,850
      28,100   Gillette Company                                                                                   895,266
       7,200   Hershey Foods Corporation                                                                          501,552
      11,000   NBTY, Inc.*                                                                                        231,660
      14,400   SYSCO Corporation                                                                                  432,576
       8,600   Whole Foods Market, Inc.*                                                                          408,758
       4,900   William Wrigley Jr. Company                                                                        275,527
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,702,393
=========================================================================================================================

Energy (6.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Devon Energy Corporation                                                                           165,540
      13,100   Exxon Mobil Corporation                                                                            470,421
      29,000   Occidental Petroleum Corporation                                                                   972,950
      21,700   Pogo Producing Company                                                                             927,675
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,536,586
=========================================================================================================================

Financials (18.4%)
-------------------------------------------------------------------------------------------------------------------------
       1,300   American International Group, Inc.                                                                  71,734
      13,400   Bank of America Corporation                                                                      1,059,002
      15,400   Bank of Hawaii Corporation                                                                         510,510
      10,100   Bear Stearns Companies, Inc.                                                                       731,442
      10,500   Citigroup, Inc.                                                                                    449,400
       9,000   Commerce Bancorp, Inc.                                                                             333,900
       3,900   Federal National Mortgage Corporation                                                              263,016
      20,075   Fidelity National Financial, Inc.                                                                  617,507
       7,400   GreenPoint Financial Corporation                                                                   376,956
      14,600   Legg Mason, Inc.                                                                                   948,270
      13,300   MBIA, Inc.                                                                                         648,375
      14,250   MBNA Corporation                                                                                   296,970
       4,500   PartnerRe, Ltd.                                                                                    229,995
       6,500   Torchmark Corporation                                                                              242,125
       7,700   Wachovia Corporation                                                                               307,692
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,086,894
=========================================================================================================================

Health Care (14.1%)
-------------------------------------------------------------------------------------------------------------------------
       8,500   Abbott Laboratories                                                                                371,960
      23,800   Covance, Inc.*                                                                                     430,780
       9,300   ENDO Pharmaceutical Holdings, Inc.*                                                                157,356
      18,300   Forest Laboratories, Inc.                                                                        1,001,925
       6,400   Gilead Sciences, Inc.*                                                                             355,712
      26,300   Johnson & Johnson                                                                                1,359,710
       3,100   Medtronic, Inc.                                                                                    148,707
       4,600   Merck & Company, Inc.                                                                              278,530
       5,000   Mid Atlantic Medical Services, Inc.*                                                               261,500
      25,000   Pfizer, Inc.                                                                                       853,750
       4,300   Pharmaceutical Resources, Inc.*                                                                    209,238
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,429,168
=========================================================================================================================

Industrials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
       7,200   3M Company                                                                                         928,656
       8,800   Corinthian Colleges, Inc.*                                                                         427,416
      18,000   CSX Corporation                                                                                    541,620
       7,800   Fastenal Company                                                                                   264,732
       4,200   First Data Corporation                                                                             174,048
      23,800   General Electric Company                                                                           682,584
       7,300   Hovnanian Enterprises*                                                                             430,335
      10,700   Illinois Tool Works, Inc.                                                                          704,595
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,153,986
=========================================================================================================================

Information Technology (15.9%)
-------------------------------------------------------------------------------------------------------------------------
      32,092   Activision, Inc.                                                                                   414,629
       2,800   Amphenol Corporation*                                                                              131,096
      19,200   Analog Devices, Inc.*                                                                              668,544
      21,200   Fisher Scientific International, Inc.*                                                             739,880
      10,700   Imation Corporation                                                                                404,674
       1,100   International Business Machines Corporation                                                         90,750
       6,200   Marvell Technology Group, Ltd.*                                                                    213,094
      49,400   Microsoft Corporation                                                                            1,265,134
      14,100   National Semiconductor Corporation*                                                                278,052
       7,100   NetScreen Technologies, Inc.*                                                                      160,105
      14,600   Network Associates, Inc.*                                                                          185,128
      72,700   Western Digital Corporation*                                                                       748,810
      10,700   Zebra Technologies Corporation*                                                                    804,533
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     6,104,429
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      29,500   Newmont Mining Corporation                                                                        $957,570
       2,900   Praxair, Inc.                                                                                      174,290
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,131,860
=========================================================================================================================

Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------------
      16,200   Edison International*                                                                              266,166
      14,600   FirstEnergy Corporation                                                                            561,370
       9,500   KeySpan Corporation                                                                                336,775
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,164,311
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $34,507,541)                                                           36,902,457
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.0%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,433,000   State Street Repurchase Agreement(c)                             0.750%         7/1/2003        $1,433,000
     100,000   U.S. Treasury Bill                                               0.776         8/21/2003            99,890
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,532,890
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $36,040,431)                                                           $38,435,347
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

(c) Repurchase agreement dated June 30, 2003, $1,433,030
    maturing July 1, 2003, collateralized by $1,463,174
    of Federal National Mortgage Association Medium Term
    Notes, 1.875% due February 15, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (98.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     683,300   AT&T Wireless Services, Inc.*                                                                   $5,609,893
     288,500   Nextel Communications, Inc.*                                                                     5,216,080
      88,700   SBC Communications, Inc.                                                                         2,266,285
     390,750   Sprint PCS Group*                                                                                2,246,812
     278,300   Verizon Communications, Inc.                                                                    10,978,935
     310,750   Vodafone Group plc ADR                                                                           6,106,238
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   32,424,243
=========================================================================================================================

Consumer Discretionary (17.0%)
-------------------------------------------------------------------------------------------------------------------------
     152,000   Amazon.com, Inc.*                                                                                5,546,480
   1,021,905   AOL Time Warner, Inc.*                                                                          16,442,451
      57,800   AutoZone, Inc.*                                                                                  4,391,066
     256,550   Bed Bath & Beyond, Inc.*                                                                         9,956,706
     192,800   Best Buy Company, Inc.*                                                                          8,467,776
      84,450   Brinker International, Inc.*                                                                     3,041,889
      50,700   Centex Corporation                                                                               3,943,953
     470,600   Clear Channel Communications, Inc.*                                                             19,948,734
     635,395   Comcast Corporation*                                                                            18,318,438
     119,350   Costco Wholesale Corporation*                                                                    4,368,210
      95,285   Cox Communications, Inc.*                                                                        3,039,592
     126,100   Dollar Tree Stores, Inc.*                                                                        4,001,153
     179,900   eBay, Inc.*                                                                                     18,741,982
     101,500   EchoStar Communications Corporation*                                                             3,513,930
      79,050   Gannett Company, Inc.                                                                            6,071,830
     411,050   Gap, Inc.                                                                                        7,711,298
     152,100   General Motors Corporation                                                                       5,475,600
     155,400   Harley-Davidson, Inc.                                                                            6,194,244
     707,795   Home Depot, Inc.                                                                                23,442,170
     321,550   InterActiveCorp*                                                                                12,723,734
     262,550   Kohl's Corporation*                                                                             13,489,819
     887,543   Liberty Media Corporation*                                                                      10,259,997
     384,100   Lowe's Companies, Inc.                                                                          16,497,095
      55,250   Marriott International, Inc.                                                                     2,122,705
      94,950   Michaels Stores, Inc.*                                                                           3,613,797
      56,500   NIKE, Inc.                                                                                       3,022,185
     166,000   Office Depot, Inc.*                                                                              2,408,660
     154,200   Omnicom Group, Inc.                                                                             11,056,140
      34,300   Outback Steakhouse, Inc.                                                                         1,337,700
     197,100   Staples, Inc.*                                                                                   3,616,785
     242,300   Starbucks Corporation*                                                                           5,941,196
     342,250   Target Corporation                                                                              12,950,740
     115,000   Tribune Company                                                                                  5,554,500
     227,650   Univision Communications, Inc.*                                                                  6,920,560
     672,445   Viacom, Inc.*                                                                                   29,358,949
   1,053,100   Wal-Mart Stores, Inc.                                                                           56,519,877
     346,900   Walt Disney Company                                                                              6,851,275
      77,900   Yum! Brands, Inc.*                                                                               2,302,724
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   379,165,940
=========================================================================================================================

Consumer Staples (5.5%)
-------------------------------------------------------------------------------------------------------------------------
     381,450   Coca-Cola Company                                                                               17,703,094
     143,150   Coca-Cola Enterprises, Inc.                                                                      2,598,172
     237,050   Colgate-Palmolive Company                                                                       13,737,048
     154,050   General Mills, Inc.                                                                              7,303,510
     285,000   Gillette Company                                                                                 9,080,100
     546,850   PepsiCo, Inc.                                                                                   24,334,825
     347,700   Procter & Gamble Company                                                                        31,007,886
     172,700   SYSCO Corporation                                                                                5,187,908
     370,300   Walgreen Company                                                                                11,146,030
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         122,098,573
=========================================================================================================================

Energy (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     160,597   Apache Corporation                                                                              10,448,441
     128,950   BJ Services Company*                                                                             4,817,572
      83,400   ChevronTexaco Corporation                                                                        6,021,480
     232,150   ENSCO International, Inc.                                                                        6,244,835
     157,550   EOG Resources, Inc.                                                                              6,591,892
     278,550   Exxon Mobil Corporation                                                                         10,002,730
      47,000   GlobalSantaFe Corporation                                                                        1,096,980
     118,900   Halliburton Company                                                                              2,734,700
      69,200   Nabors Industries, Ltd.*                                                                         2,736,860
      80,450   Patterson-UTI Energy, Inc.*                                                                      2,606,580
     174,400   Schlumberger, Ltd.                                                                               8,296,208
     108,265   Smith International, Inc.                                                                        3,977,656
     123,400   Tidewater, Inc.                                                                                  3,624,258
     173,100   Valero Energy Corporation                                                                        6,288,723
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    75,488,915
=========================================================================================================================

Financials (14.9%)
-------------------------------------------------------------------------------------------------------------------------
     105,800   ACE, Ltd.                                                                                        3,627,882
     124,580   AFLAC, Inc.                                                                                      3,830,835
      30,400   Alliance Capital Management Holding, LP                                                          1,109,600
     109,950   Allstate Corporation                                                                             3,919,718
     424,250   American Express Company                                                                        17,737,892
      91,050   American Financial Realty Trust                                                                  1,357,556
     500,800   American International Group, Inc.                                                              27,634,144
     160,900   Bank of America Corporation                                                                     12,715,927
      44,050   Bear Stearns Companies, Inc.                                                                     3,190,101
     565,450   Charles Schwab Corporation                                                                       5,705,390
   1,098,490   Citigroup, Inc.                                                                                 47,015,372
     155,450   Federal Home Loan Mortgage Corporation                                                           7,892,196
     234,515   Federal National Mortgage Corporation                                                           15,815,692
      92,145   Fifth Third Bancorp                                                                              5,283,594
     116,200   FleetBoston Financial Corporation                                                                3,452,302
      57,800   Franklin Resources, Inc.                                                                         2,258,246
     214,630   Goldman Sachs Group, Inc.                                                                       17,975,262
      67,800   Hartford Financial Services Group, Inc.                                                          3,414,408
     328,450   J.P. Morgan Chase & Company                                                                     11,226,421
      82,400   Lehman Brothers Holdings, Inc.                                                                   5,477,952
      60,800   Loews Corporation                                                                                2,875,232
     210,450   Marsh & McLennan Companies, Inc.                                                                10,747,682
     647,000   MBNA Corporation                                                                                13,483,480
     200,100   Merrill Lynch & Company, Inc.                                                                    9,340,668
     175,700   Morgan Stanley and Company                                                                       7,511,175
   1,063,250   Nasdaq (100) Trust*                                                                             31,844,338
      45,900   Neuberger Berman, Inc.(b)                                                                        1,831,869
      67,100   PNC Financial Services Group, Inc.                                                               3,275,151
      67,000   S&P 400 Mid-Cap Depository Receipts                                                              5,877,240
     100,000   SAFECO Corporation                                                                               3,528,000
     213,500   State Street Corporation                                                                         8,411,900
      77,350   T. Rowe Price Group, Inc.                                                                        2,919,962
     134,950   Wachovia Corporation                                                                             5,392,602
     108,050   Washington Mutual, Inc.                                                                          4,462,465
     205,350   Wells Fargo & Company                                                                           10,349,640
     189,010   Willis Group Holdings, Ltd.                                                                      5,812,058
      40,800   XL Capital, Ltd.                                                                                 3,386,400
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               331,690,352
=========================================================================================================================

Health Care (22.7%)
-------------------------------------------------------------------------------------------------------------------------
     323,850   Abbott Laboratories                                                                             14,171,676
      75,900   AdvancePCS, Inc.*                                                                                2,901,657
     115,350   Aetna, Inc.                                                                                      6,944,070
      56,100   Allergan, Inc.                                                                                   4,325,310
     868,550   Amgen, Inc.*                                                                                    57,706,462
      82,350   Anthem, Inc.*                                                                                    6,353,302
      38,500   Biogen, Inc.*                                                                                    1,463,000
     222,700   Biomet, Inc.                                                                                     6,382,582
     211,750   Boston Scientific Corporation*                                                                  12,937,925
     243,830   Cardinal Health, Inc.                                                                           15,678,269
     185,350   Caremark Rx, Inc.*                                                                               4,759,788
      99,200   Cephalon, Inc.*                                                                                  4,083,072
      40,100   Chiron Corporation*                                                                              1,753,172
     291,600   Eli Lilly and Company                                                                           20,111,652
     239,010   Forest Laboratories, Inc.                                                                       13,085,798
     137,800   Genentech, Inc.*(b)                                                                              9,938,136
      53,000   Genzyme Corporation*                                                                             2,215,400
     194,850   Gilead Sciences, Inc.*                                                                          10,829,763
     131,450   IDEC Pharmaceuticals Corporation*                                                                4,469,300
     890,150   Johnson & Johnson                                                                               46,020,755
     181,400   MedImmune, Inc.*                                                                                 6,597,518
     788,300   Medtronic, Inc.                                                                                 37,814,751
     433,150   Merck & Company, Inc.                                                                           26,227,232
      58,700   Mylan Laboratories, Inc.                                                                         2,040,999
     205,900   Omnicare, Inc.                                                                                   6,957,361
   2,950,555   Pfizer, Inc.                                                                                   100,761,454
      49,950   Quest Diagnostics, Inc.*                                                                         3,186,810
     181,200   Schering-Plough Corporation                                                                      3,370,320
      67,000   Stryker Corporation                                                                              4,647,790
     212,300   Teva Pharmaceutical Industries, Ltd.                                                            12,086,239
     331,400   UnitedHealth Group, Inc.                                                                        16,652,850
     116,000   WellPoint Health Networks, Inc.*                                                                 9,778,800
     495,800   Wyeth Corporation                                                                               22,583,690
     117,300   Zimmer Holdings, Inc.*                                                                           5,284,365
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              504,121,268
=========================================================================================================================

Industrials (9.2%)
-------------------------------------------------------------------------------------------------------------------------
     134,650   3M Company                                                                                      17,367,157
     156,100   Alaska Air Group, Inc.*                                                                          3,348,345
     420,200   Allied Waste Industries, Inc.*                                                                   4,223,010
      60,800   Career Education Corporation*                                                                    4,159,936
      69,450   Caterpillar, Inc.                                                                                3,865,587
     403,800   Cendant Corporation*                                                                             7,397,616
      87,000   Deere & Company                                                                                  3,975,900
     119,500   Delta Air Lines, Inc.                                                                            1,754,260
     102,550   Dover Corporation                                                                                3,072,398
      57,900   Eaton Corporation                                                                                4,551,519
      91,300   FedEx Corporation                                                                                5,663,339
     678,050   First Data Corporation                                                                          28,098,392
     129,125   Fiserv, Inc.*                                                                                    4,598,141
   1,961,700   General Electric Company                                                                        56,261,556
      60,050   Illinois Tool Works, Inc.                                                                        3,954,292
      49,400   Ingersoll-Rand Company                                                                           2,337,608
     161,700   Lockheed Martin Corporation                                                                      7,692,069
      68,700   Monster Worldwide, Inc.*                                                                         1,355,451
         100   Norfolk Southern Corporation                                                                         1,920
      66,850   Northrop Grumman Corporation                                                                     5,768,486
     153,900   Northwest Airlines Corporation*                                                                  1,737,531
     212,150   Paychex, Inc.                                                                                    6,218,116
      83,900   Raytheon Company                                                                                 2,755,276
     347,250   Tyco International, Ltd.                                                                         6,590,805
     163,700   United Parcel Service, Inc., Class B                                                            10,427,690
     119,050   United Technologies Corporation                                                                  8,432,312
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              205,608,712
=========================================================================================================================

Information Technology (23.7%)
-------------------------------------------------------------------------------------------------------------------------
     399,600   Accenture, Ltd.*                                                                                 7,228,764
      58,000   Adobe Systems, Inc.                                                                              1,860,060
     199,500   Advanced Micro Devices, Inc.*                                                                    1,278,795
      52,650   Affiliated Computer Services, Inc.*                                                              2,407,684
     423,650   Alcatel SA ADR                                                                                   3,791,668
     316,400   Analog Devices, Inc.*                                                                           11,017,048
   1,116,650   Applied Materials, Inc.*                                                                        17,710,069
     455,750   BEA Systems, Inc.*                                                                               4,949,445
     171,300   BMC Software, Inc.*                                                                              2,797,329
     100,400   Broadcom Corporation*                                                                            2,500,964
     115,300   Check Point Software Technologies, Ltd.*                                                         2,254,115
   3,138,300   Cisco Systems, Inc.*                                                                            52,378,227
     218,100   Cypress Semiconductor Corporation*                                                               2,617,200
   1,361,350   Dell Computer Corporation*                                                                      43,508,746
     108,300   Documentum, Inc.*                                                                                2,130,261
     129,235   Electronic Arts, Inc.*                                                                           9,562,098
      92,600   Electronics for Imaging, Inc.*                                                                   1,878,854
   1,436,900   EMC Corporation*                                                                                15,044,343
     302,900   Flextronics International, Ltd.*                                                                 3,147,131
     600,205   Hewlett-Packard Company                                                                         12,784,366
   2,332,250   Intel Corporation                                                                               48,473,484
     284,000   International Business Machines Corporation                                                     23,430,000
      99,800   Intuit, Inc.*                                                                                    4,444,094
     187,600   Jabil Circuit, Inc.*                                                                             4,145,960
     559,350   JDS Uniphase Corporation*                                                                        1,963,318
     164,950   KLA-Tencor Corporation*                                                                          7,668,526
     288,800   Legato Systems, Inc.*                                                                            2,423,032
     183,400   Linear Technology Corporation                                                                    5,907,314
   1,653,800   Lucent Technologies, Inc.*                                                                       3,357,214
     286,250   Maxim Integrated Products, Inc.                                                                  9,786,888
   3,500,400   Microsoft Corporation                                                                           89,645,244
     381,900   Motorola, Inc.                                                                                   3,601,317
     128,800   National Semiconductor Corporation*                                                              2,539,936
     246,000   Network Appliance, Inc.*                                                                         3,987,660
     716,120   Nokia Corporation ADR                                                                           11,765,852
     134,750   Novellus Systems, Inc.*                                                                          4,934,680
     468,800   Openwave Systems, Inc.*                                                                            914,160
   2,075,300   Oracle Corporation*                                                                             24,945,106
     249,050   QUALCOMM, Inc.                                                                                   8,903,538
     201,400   Red Hat, Inc.*                                                                                   1,524,598
     173,500   SAP AG                                                                                           5,069,670
     427,800   Siebel Systems, Inc.*                                                                            4,081,212
     337,700   Skyworks Solutions, Inc.*                                                                        2,286,229
     833,850   Sun Microsystems, Inc.*                                                                          3,835,710
     647,030   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                            6,522,062
     538,400   Texas Instruments, Inc.                                                                          9,475,840
     141,700   THQ, Inc.*                                                                                       2,550,600
     306,250   Unisys Corporation*                                                                              3,760,750
     644,000   United Microelectronics Corporation ADR*                                                         2,415,000
     169,250   VeriSign, Inc.*                                                                                  2,340,728
     410,300   VERITAS Software Corporation*                                                                   11,763,301
     300,700   Xilinx, Inc.*                                                                                    7,610,717
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   526,920,907
=========================================================================================================================

Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     155,400   Alcoa, Inc.                                                                                      3,962,700
      79,300   AngloGold, Ltd.                                                                                  2,529,670
      88,600   Dow Chemical Company                                                                             2,743,056
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  9,235,426
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,255,446,085)                                                     2,186,754,336
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (1.7%)                         Interest Rate(c)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $15,000,000   Abbey National North America                                     1.330%         7/1/2003       $15,000,000
  23,780,000   Koch Industries, Inc.                                            1.300          7/1/2003        23,780,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                38,780,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,294,226,085)                                                     $2,225,534,336
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) At June 30, 2003, securities valued at $3,304,885
    were earmarked to cover call options written as
    follows:

                                                   Number of             Exercise       Expiration
Type                                               Contracts               Price            Date            Value
-------------------------------------------------------------------------------------------------------------------------
Neuberger Berman, Inc.                                295                   40           July 2003         $51,625
Genentech, Inc.                                       295                   85           July 2003           5,900

(c) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Investors Growth Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (96.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      21,600   AT&T Wireless Services, Inc.*                                                                     $177,336
      34,900   Sprint PCS Group*                                                                                  200,675
         711   Vodafone Group plc ADR                                                                              13,971
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      391,982
=========================================================================================================================

Consumer Discretionary (25.2%)
-------------------------------------------------------------------------------------------------------------------------
      33,500   AOL Time Warner, Inc.*                                                                             539,015
       3,300   Bayerische Motoren Werke AG*                                                                       126,952
       3,900   Bed Bath & Beyond, Inc.*                                                                           151,359
       7,600   Best Buy Company, Inc.*                                                                            333,792
       2,700   Carnival Corporation                                                                                87,777
      12,230   Clear Channel Communication, Inc.*                                                                 518,430
      10,223   Comcast Corporation*                                                                               308,530
       2,580   eBay, Inc.*                                                                                        268,784
      19,700   Home Depot, Inc.                                                                                   652,464
      11,100   InterActiveCorp*                                                                                   439,227
       9,900   Kohl's Corporation*                                                                                508,662
      12,300   Liberty Media Corporation*                                                                         142,188
       9,100   Lowe's Companies, Inc.                                                                             390,845
       8,300   McDonald's Corporation                                                                             183,098
       3,400   MGM Mirage, Inc.*                                                                                  116,212
       5,200   Starbucks Corporation*                                                                             127,504
      16,060   Target Corporation                                                                                 607,710
         800   TJX Companies, Inc.                                                                                 15,072
       5,900   Tribune Company                                                                                    284,970
      11,870   Viacom, Inc.*                                                                                      518,244
       8,920   Wal-Mart Stores, Inc.                                                                              478,736
      17,900   Walt Disney Company                                                                                353,525
         800   Weight Watchers International, Inc.*                                                                36,392
       2,500   Williams-Sonoma, Inc.*                                                                              73,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,262,488
=========================================================================================================================

Consumer Staples (5.8%)
-------------------------------------------------------------------------------------------------------------------------
       6,200   Altria Group, Inc.                                                                                 281,728
         300   Anheuser-Busch Companies, Inc.                                                                      15,315
       8,660   Avon Products, Inc.                                                                                538,652
       5,400   CVS Corporation                                                                                    151,362
       7,170   PepsiCo, Inc.                                                                                      319,065
       4,300   Procter & Gamble Company                                                                           383,474
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,689,596
=========================================================================================================================

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,200   BJ Services Company*                                                                               119,552
       5,600   Encana Corporation*                                                                                214,872
       3,200   Noble Corporation*                                                                                 109,760
       8,400   Schlumberger, Ltd.                                                                                 399,588
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       843,772
=========================================================================================================================

Financials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
       8,840   American Express Company                                                                           369,600
       3,600   Bank of New York Company, Inc.                                                                     103,500
       1,400   Capital One Financial Corporation                                                                   68,852
      13,320   Citigroup, Inc.                                                                                    570,096
       5,400   Federal National Mortgage Corporation                                                              364,176
       4,290   Goldman Sachs Group, Inc.                                                                          359,288
      12,200   Merrill Lynch & Company, Inc.                                                                      569,496
       2,100   Northern Trust Corporation                                                                          87,759
       9,800   SLM Corporation                                                                                    383,866
      11,500   Travelers Property Casualty Company                                                                182,850
       2,750   XL Capital, Ltd.                                                                                   228,250
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 3,287,733
=========================================================================================================================

Health Care (19.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,100   Abbott Laboratories                                                                                529,496
       3,400   Aetna, Inc.                                                                                        204,680
       9,670   Amgen, Inc.*                                                                                       642,475
       2,400   Becton, Dickinson and Company                                                                       93,240
       2,400   Biogen, Inc.*                                                                                       91,200
       2,200   Boston Scientific Corporation*                                                                     134,420
       5,300   Caremark Rx, Inc.*                                                                                 136,104
       2,500   Forest Laboratories, Inc.                                                                          136,875
       3,300   Genentech, Inc.*                                                                                   237,996
       1,000   Genzyme Corporation*                                                                                41,800
       1,400   Gilead Sciences, Inc.*                                                                              77,812
       4,300   Guidant Corporation                                                                                190,877
       6,060   Johnson & Johnson                                                                                  313,302
       4,200   McKesson Corporation                                                                               150,108
       2,800   MedImmune, Inc.*                                                                                   101,836
       3,500   Medtronic, Inc.                                                                                    167,895
       2,600   Novartis AG*                                                                                       102,887
       3,500   Omnicare, Inc.                                                                                     118,265
      29,210   Pfizer, Inc.                                                                                       997,522
      16,300   Schering-Plough Corporation                                                                        303,180
       5,400   St. Jude Medical, Inc.                                                                             310,500
       1,900   WellPoint Health Networks, Inc.*                                                                   160,170
      10,400   Wyeth Corporation                                                                                  473,720
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,716,360
=========================================================================================================================

Industrials (11.2%)
-------------------------------------------------------------------------------------------------------------------------
       4,100   3M Company                                                                                         528,818
       1,400   Apollo Group, Inc.*                                                                                 86,464
         300   Career Education Corporation*                                                                       20,526
      12,800   Cendant Corporation*                                                                               234,496
       4,400   FedEx Corporation                                                                                  272,932
       9,240   First Data Corporation                                                                             382,906
      22,190   General Electric Company                                                                           636,409
       1,400   Jetblue Airways Corporation*                                                                        59,206
       1,700   Manpower, Inc.                                                                                      63,053
       2,000   Northrop Grumman Corporation                                                                       172,580
      24,100   Tyco International, Ltd.                                                                           457,418
       1,800   United Parcel Service, Inc., Class B                                                               114,660
       2,700   United Technologies Corporation                                                                    191,241
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,220,709
=========================================================================================================================

Information Technology (18.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,100   Analog Devices, Inc.*                                                                              421,322
       5,300   BEA Systems, Inc.*                                                                                  57,558
       4,900   Cadence Design Systems, Inc.*                                                                       59,094
      34,240   Cisco Systems, Inc.*                                                                               571,466
      15,420   Dell Computer Corporation*                                                                         492,823
      10,200   Hewlett-Packard Company                                                                            217,260
      16,850   Intel Corporation                                                                                  350,210
       6,170   International Business Machines Corporation                                                        509,025
       2,400   Lam Research Corporation*                                                                           43,704
       9,000   Linear Technology Corporation                                                                      289,890
       9,900   Microchip Technology, Inc.                                                                         243,837
      44,680   Microsoft Corporation                                                                            1,117,767
       4,700   Novellus Systems, Inc.*                                                                            172,119
      29,040   Oracle Corporation*                                                                                349,061
      22,900   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                              230,832
       8,430   VERITAS Software Corporation*                                                                      241,688
       1,100   Xilinx, Inc.*                                                                                       27,841
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     5,395,497
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $25,724,156)                                                           27,808,137
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.5%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,018,000   State Street Repurchase Agreement(c)                             0.750%         7/1/2003        $1,018,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,018,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $26,742,156)                                                           $28,826,137
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) Repurchase agreement dated June 30, 2003, $1,018,021
    maturing July 1, 2003, collateralized by $1,042,569
    of Federal Home Loan Mortgage Corporation Medium Term
    Notes, 2.000% due April 8, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Growth Stock Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (95.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      24,100   Nextel Communications, Inc.*                                                                      $435,728
          57   NTT DoCoMo, Inc.*                                                                                  123,423
     375,200   Vodafone Group plc                                                                                 733,683
      11,300   Vodafone Group plc ADR                                                                             222,045
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,514,879
=========================================================================================================================

Consumer Discretionary (20.3%)
-------------------------------------------------------------------------------------------------------------------------
      22,800   AOL Time Warner, Inc.*                                                                             366,852
       7,450   Best Buy Company, Inc.*                                                                            327,204
      10,200   Carnival Corporation                                                                               331,602
      18,200   Clear Channel Communication, Inc.*                                                                 771,498
      20,700   Comcast Corporation*                                                                               596,781
       2,500   E.W. Scripps Company                                                                               221,800
      14,500   EchoStar Communications Corporation*                                                               501,990
       6,400   Harley-Davidson, Inc.                                                                              255,104
       1,300   Hermes International*                                                                              183,176
      20,500   Home Depot, Inc.                                                                                   678,960
      10,400   InterActiveCorp*                                                                                   411,528
       5,300   Kohl's Corporation*                                                                                272,314
      46,232   Liberty Media Corporation*                                                                         534,442
       5,000   MGM Mirage, Inc.*                                                                                  170,900
       3,800   Omnicom Group, Inc.                                                                                272,460
      11,300   Starbucks Corporation*                                                                             277,076
      24,300   Target Corporation                                                                                 919,512
      17,600   Univision Communications, Inc.*                                                                    535,040
      15,400   Viacom, Inc.*                                                                                      672,364
       6,200   Wal-Mart de Mexico SA de CV ADR*                                                                   183,252
      39,000   Wal-Mart de Mexico SA de CV*                                                                       115,271
      10,600   Wal-Mart Stores, Inc.                                                                              568,902
      10,400   Walt Disney Company                                                                                205,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,373,428
=========================================================================================================================

Consumer Staples (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   Altria Group, Inc.                                                                                 518,016
      10,700   Coca-Cola Company                                                                                  496,587
     733,000   Companhia de Bebidas das Americas (Ambev)*                                                         148,644
      51,200   Compass Group plc*                                                                                 276,066
       7,500   General Mills, Inc.                                                                                355,575
       5,500   Gillette Company                                                                                   175,230
       5,100   PepsiCo, Inc.                                                                                      226,950
       9,600   SYSCO Corporation                                                                                  288,384
      31,300   Unilever plc*                                                                                      249,212
      10,900   Walgreen Company                                                                                   328,090
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,062,754
=========================================================================================================================

Energy (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      14,900   Baker Hughes, Inc.                                                                                 500,193
       5,500   ChevronTexaco Corporation                                                                          397,100
      11,800   Exxon Mobil Corporation                                                                            423,738
      10,000   Schlumberger, Ltd.                                                                                 475,700
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,796,731
=========================================================================================================================

Financials (19.2%)
-------------------------------------------------------------------------------------------------------------------------
       8,500   ACE, Ltd.                                                                                          291,465
      15,100   American International Group, Inc.                                                                 833,218
      20,500   Charles Schwab Corporation                                                                         206,845
      42,300   Citigroup, Inc.                                                                                  1,810,440
       8,500   Federal Home Loan Mortgage Corporation                                                             431,545
       8,600   Federal National Mortgage Corporation                                                              579,984
       7,900   Hartford Financial Services Group, Inc.                                                            397,844
       8,800   Marsh & McLennan Companies, Inc.                                                                   449,416
      15,700   Mellon Financial Corporation                                                                       435,675
      12,700   Merrill Lynch & Company, Inc.                                                                      592,836
       4,400   Morgan Stanley and Company                                                                         188,100
      10,200   Northern Trust Corporation                                                                         426,258
       8,500   SLM Corporation                                                                                    332,945
      13,600   State Street Corporation                                                                           535,840
      24,881   Travelers Property Casualty Company                                                                395,608
      21,100   U.S. Bancorp                                                                                       516,950
       3,600   Wells Fargo & Company                                                                              181,440
       3,000   XL Capital, Ltd.                                                                                   249,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 8,855,409
=========================================================================================================================

Health Care (18.3%)
-------------------------------------------------------------------------------------------------------------------------
       9,900   Abbott Laboratories                                                                                433,224
       7,800   Amgen, Inc.*                                                                                       518,232
       6,400   Baxter International, Inc.                                                                         166,400
       7,600   Biomet, Inc.                                                                                       217,816
       8,000   Biovail Corporation*                                                                               376,480
       3,500   Boston Scientific Corporation*                                                                     213,850
       5,100   Cardinal Health, Inc.                                                                              327,930
         700   Eli Lilly and Company                                                                               48,279
       3,600   Forest Laboratories, Inc.                                                                          197,100
       5,400   Gilead Sciences, Inc.*                                                                             300,132
       8,800   HCA, Inc.                                                                                          281,952
      12,300   Johnson & Johnson                                                                                  635,910
       6,500   MedImmune, Inc.*                                                                                   236,405
       3,500   Medtronic, Inc.                                                                                    167,895
      47,340   Pfizer, Inc.                                                                                     1,616,661
       5,700   Sanofi-Synthelabo SA*                                                                              333,831
      27,600   UnitedHealth Group, Inc.                                                                         1,386,900
       7,500   WellPoint Health Networks, Inc.*                                                                   632,250
       8,300   Wyeth Corporation                                                                                  378,065
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,469,312
=========================================================================================================================

Industrials (10.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Adecco SA*                                                                                         127,708
       8,300   Apollo Group, Inc.*                                                                                512,608
      22,200   Cendant Corporation*                                                                               406,704
       6,100   Danaher Corporation                                                                                415,105
       1,600   Deere & Company                                                                                     73,120
      29,100   First Data Corporation                                                                           1,205,904
      12,900   Fiserv, Inc.*                                                                                      459,369
      26,300   General Electric Company                                                                           754,284
       2,500   Paychex, Inc.                                                                                       73,275
      33,100   Tyco International, Ltd.                                                                           628,238
       2,300   United Parcel Service, Inc., Class B                                                               146,510
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,802,825
=========================================================================================================================

Information Technology (13.3%)
-------------------------------------------------------------------------------------------------------------------------
      20,900   Accenture, Ltd.*                                                                                   378,081
       5,500   Adobe Systems, Inc.                                                                                176,385
      14,100   Affiliated Computer Services, Inc.*                                                                644,793
       7,000   Analog Devices, Inc.*                                                                              243,740
      20,500   Applied Materials, Inc.*                                                                           325,130
      38,300   Cisco Systems, Inc.*                                                                               639,227
      15,100   Dell Computer Corporation*                                                                         482,596
       7,100   Intuit, Inc.*                                                                                      316,163
       4,600   Maxim Integrated Products, Inc.                                                                    157,274
      50,300   Microsoft Corporation                                                                            1,288,183
       3,500   Nokia Corporation ADR                                                                               57,505
       5,600   PeopleSoft, Inc.*                                                                                   98,504
       3,500   QUALCOMM, Inc.                                                                                     125,125
         600   Samsung Electronics Company, Ltd.*                                                                 178,317
      12,800   Securitas AB*                                                                                      131,120
       8,900   SunGard Data Systems, Inc.*                                                                        230,599
       5,300   Symantec Corporation*                                                                              232,458
       3,700   Texas Instruments, Inc.                                                                             65,120
      11,600   Yahoo!, Inc.*                                                                                      380,016
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     6,150,336
=========================================================================================================================

Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Industria de Diseno Textil SA*                                                                     274,127
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    274,127
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $41,316,807)                                                           44,299,801
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.1%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,887,000   State Street Repurchase Agreement(c)                             0.750%         7/1/2003        $1,887,000

-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,887,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $43,203,807)                                                           $46,186,801
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yield.

(c) Repurchase agreement dated June 30, 2003, $1,887,039
    maturing July 1, 2003, collateralized by $1,926,806
    of Federal National Mortgage Association Medium Term
    Notes, 1.300% due June 28, 2004.

The accompanying notes to the financial statements
are an integral part of this schedule.

Value Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

      Shares   Common Stock (95.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (5.2%)
-------------------------------------------------------------------------------------------------------------------------
      14,600   ALLTEL Corporation                                                                                $704,012
      22,026   AT&T Corporation                                                                                   424,000
     110,400   AT&T Wireless Services, Inc.*                                                                      906,384
      42,400   BellSouth Corporation                                                                            1,129,112
      57,540   SBC Communications, Inc.                                                                         1,470,147
      60,775   Verizon Communications, Inc.                                                                     2,397,574
      56,100   Vodafone Group plc ADR                                                                           1,102,365
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,133,594
=========================================================================================================================

Consumer Discretionary (11.3%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   Abercrombie & Fitch Company*                                                                       323,874
      54,500   AOL Time Warner, Inc.*                                                                             876,905
       5,000   AutoZone, Inc.*                                                                                    379,850
      10,400   Best Buy Company, Inc.*                                                                            456,768
      28,000   Clear Channel Communication, Inc.*                                                               1,186,920
      23,578   Comcast Corporation*                                                                               711,584
      46,390   Fox Entertainment Group, Inc.*                                                                   1,335,104
      28,600   Home Depot, Inc.                                                                                   947,232
       9,300   Johnson Controls, Inc.                                                                             796,080
     100,400   Liberty Media Corporation*                                                                       1,160,624
      16,995   Lowe's Companies, Inc.                                                                             729,935
      62,300   McDonald's Corporation                                                                           1,374,338
      12,400   Sears, Roebuck and Company                                                                         417,136
      40,500   Staples, Inc.*                                                                                     743,175
      43,855   Target Corporation                                                                               1,659,473
      20,600   Toyota Motor Corporation ADR                                                                     1,067,080
      16,700   Tribune Company                                                                                    806,610
      43,600   Viacom, Inc.*                                                                                    1,903,576
      39,700   Walt Disney Company                                                                                784,075
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    17,660,339
=========================================================================================================================

Consumer Staples (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      21,300   Altria Group, Inc.                                                                                 967,872
      59,110   CVS Corporation                                                                                  1,656,853
      24,750   General Mills, Inc.                                                                              1,173,398
      14,745   Kimberly-Clark Corporation                                                                         768,804
      29,700   Kraft Foods, Inc.                                                                                  966,735
      74,650   Kroger Company*                                                                                  1,245,162
      13,700   Procter & Gamble Company                                                                         1,221,766
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           8,000,590
=========================================================================================================================

Energy (10.0%)
-------------------------------------------------------------------------------------------------------------------------
      14,720   Apache Corporation                                                                                 957,683
      29,700   Baker Hughes, Inc.                                                                                 997,029
      27,500   BP plc                                                                                           1,155,550
      26,683   ChevronTexaco Corporation                                                                        1,926,513
      52,779   ConocoPhillips                                                                                   2,892,289
      29,210   EOG Resources, Inc.                                                                              1,222,146
     122,500   Exxon Mobil Corporation                                                                          4,398,975
      25,800   Noble Corporation*                                                                                 884,940
      33,800   Valero Energy Corporation                                                                        1,227,954
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    15,663,079
=========================================================================================================================

Financials (29.0%)
-------------------------------------------------------------------------------------------------------------------------
      22,200   ACE, Ltd.                                                                                          761,238
      39,300   Allstate Corporation                                                                             1,401,045
      32,500   American Express Company                                                                         1,358,825
      38,400   American International  Group, Inc.                                                              2,118,912
      52,375   Bank of America Corporation                                                                      4,139,196
      31,700   BANK ONE Corporation                                                                             1,178,606
     139,745   Citigroup, Inc.                                                                                  5,981,088
       8,500   Countrywide Financial Corporation                                                                  591,345
      15,500   Equity Office Properties Trust                                                                     418,655
      25,275   Federal Home Loan Mortgage Corporation                                                           1,283,212
      31,705   Federal National Mortgage Corporation                                                            2,138,185
      14,300   Goldman Sachs Group, Inc.                                                                        1,197,625
      26,515   Hartford Financial Services Group, Inc.                                                          1,335,295
      74,000   J.P. Morgan Chase & Company                                                                      2,529,320
      13,400   Lehman Brothers Holdings, Inc.                                                                     890,832
      30,900   MBNA Corporation                                                                                   643,956
      35,900   Merrill Lynch & Company, Inc.                                                                    1,675,812
      49,400   MetLife, Inc.                                                                                    1,399,008
      26,300   Morgan Stanley and Company                                                                       1,124,325
      16,300   National City Corporation                                                                          533,173
      23,400   Prudential Financial, Inc.                                                                         787,410
      11,100   Simon Property Group, Inc.                                                                         433,233
      27,600   SouthTrust Corporation                                                                             750,720
      20,700   St. Paul Companies, Inc.                                                                           755,757
      44,400   Travelers Property Casualty Company                                                                700,188
      80,400   U.S. Bancorp                                                                                     1,969,800
      42,100   Wachovia Corporation                                                                             1,682,316
      33,410   Washington Mutual, Inc.                                                                          1,379,833
      56,995   Wells Fargo & Company                                                                            2,872,548
      14,260   XL Capital, Ltd.                                                                                 1,183,580
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                45,215,038
=========================================================================================================================

Health Care (6.5%)
-------------------------------------------------------------------------------------------------------------------------
      11,300   Aetna, Inc.                                                                                        680,260
      12,100   Anthem, Inc.*                                                                                      933,515
       5,900   CIGNA Corporation                                                                                  276,946
      63,000   IVAX Corporation*                                                                                1,124,550
      13,425   Johnson & Johnson                                                                                  694,072
      52,000   McKesson Corporation                                                                             1,858,480
      19,700   Merck & Company, Inc.                                                                            1,192,835
      60,900   Pfizer, Inc.                                                                                     2,079,735
      29,500   Wyeth Corporation                                                                                1,343,725
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               10,184,118
=========================================================================================================================

Industrials (11.1%)
-------------------------------------------------------------------------------------------------------------------------
      24,100   Boeing Company                                                                                     827,112
      28,900   Burlington Northern Santa Fe Corporation                                                           821,916
      22,400   Caterpillar, Inc.                                                                                1,246,784
      47,000   Cendant Corporation*                                                                               861,040
      12,600   Dover Corporation                                                                                  377,496
      13,900   FedEx Corporation                                                                                  862,217
      30,690   First Data Corporation                                                                           1,271,794
      14,700   Fiserv, Inc.*                                                                                      523,467
      30,700   General Electric Company                                                                           880,476
      32,480   Honeywell International, Inc.                                                                      872,088
       5,800   Illinois Tool Works, Inc.                                                                          381,930
      15,300   Lockheed Martin Corporation                                                                        727,821
      36,200   Masco Corporation                                                                                  863,370
       8,000   Northrop Grumman Corporation                                                                       690,320
      22,530   Pitney Bowes, Inc.                                                                                 865,377
      12,100   Raytheon Company                                                                                   397,364
      34,000   Republic Services, Inc.*                                                                           770,780
      71,775   Tyco International, Ltd.                                                                         1,362,290
      17,500   Union Pacific Corporation                                                                        1,015,350
      22,900   United Technologies Corporation                                                                  1,622,007
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               17,240,999
=========================================================================================================================

Information Technology (7.9%)
-------------------------------------------------------------------------------------------------------------------------
      46,840   Applied Materials, Inc.*                                                                           742,882
      56,000   Cisco Systems, Inc.*                                                                               934,640
      51,900   Computer Associates International, Inc.                                                          1,156,332
      11,100   Computer Sciences Corporation*                                                                     423,132
      31,400   Harris Corporation                                                                                 943,570
     116,400   Hewlett-Packard Company                                                                          2,479,320
      43,300   Intel Corporation                                                                                  899,947
      14,100   International Business Machines Corporation                                                      1,163,250
      44,200   Microsoft Corporation                                                                            1,131,962
      87,600   Motorola, Inc.                                                                                     826,068
      41,080   Oracle Corporation*                                                                                493,782
      14,900   Storage Technology Corporation*                                                                    383,526
      45,500   Texas Instruments, Inc.                                                                            800,800
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,379,211
=========================================================================================================================

Materials (5.5%)
-------------------------------------------------------------------------------------------------------------------------
      60,695   Alcoa, Inc.                                                                                      1,547,722
      19,200   BASF AG                                                                                            818,304
      17,700   E.I. du Pont de Nemours and Company                                                                737,028
      40,440   International Paper Company                                                                      1,444,921
      12,900   Praxair, Inc.                                                                                      775,290
      88,000   United States Steel Corporation                                                                  1,440,560
      33,900   Weyerhaeuser Company                                                                             1,830,600
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,594,425
=========================================================================================================================

Utilities (4.2%)
-------------------------------------------------------------------------------------------------------------------------
      27,185   Dominion Resources, Inc.                                                                         1,747,180
      24,400   Entergy Corporation                                                                              1,287,832
      21,200   Exelon Corporation                                                                               1,267,972
      25,300   FirstEnergy Corporation                                                                            972,785
      18,600   FPL Group, Inc.                                                                                  1,243,410
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,519,179
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $143,766,804)                                                         149,590,572
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.2%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,490,000   New Center Asset Trust                                           1.350%         7/1/2003        $5,490,000
   1,000,000   Triple A-1 Funding Corporation                                   1.091         7/28/2003           999,183
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 6,489,183
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $150,255,986)                                                         $156,079,755
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (91.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (8.8%)
-------------------------------------------------------------------------------------------------------------------------
  $2,300,000   Abitibi-Consolidated, Inc.                                       6.000%        6/20/2013        $2,189,050
   2,500,000   AK Steel Corporation                                             7.750         6/15/2012         2,075,000
   2,000,000   Avecia Group plc                                                11.000          7/1/2009         1,810,000
     500,000   Buckeye Technologies, Inc.                                       8.500        12/15/2005           497,500
   2,250,000   Buckeye Technologies, Inc.                                       8.000        10/15/2010         2,103,750
   2,550,000   Caraustar Industries, Inc.                                       9.875          4/1/2011         2,715,750
   3,300,000   Corp Durango SA de CV(b)                                        13.125          8/1/2006         1,815,000
   5,000,000   Doman Industries, Ltd.(c)                                        8.750         3/15/2004         1,075,000
   2,000,000   Equistar Chemicals, LP                                          10.125          9/1/2008         2,060,000
   2,850,000   Fastentech, Inc.                                                11.500          5/1/2011         2,864,250
   4,000,000   Fonda Group, Inc.                                                9.500          3/1/2007         2,240,000
   3,400,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         3,493,500
   4,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         4,685,625
   2,250,000   Huntsman International, LLC                                      9.875          3/1/2009         2,340,000
   1,800,000   ISP Chemco, Inc.                                                10.250          7/1/2011         2,034,000
   3,900,000   ISP Holdings, Inc.                                              10.625        12/15/2009         4,143,750
   2,300,000   Lyondell Chemical Company                                        9.500        12/15/2008         2,185,000
   1,700,000   Lyondell Chemical Company                                       10.500          6/1/2013         1,700,000
   4,200,000   MacDermid, Inc.                                                  9.125         7/15/2011         4,693,500
   5,500,000   MDP Acquisitions plc                                             9.625         10/1/2012         6,077,500
   3,000,000   Methanex Corporation                                             8.750         8/15/2012         3,360,000
   1,700,000   Rhodia SA                                                        7.625          6/1/2010         1,797,750
   1,700,000   Rhodia SA                                                        8.875          6/1/2011         1,759,500
   2,150,000   Riverwood International Company                                 10.625          8/1/2007         2,230,625
   1,800,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,885,500
   2,500,000   Stone Container Corporation                                      8.375          7/1/2012         2,681,250
   2,300,000   US Steel, LLC                                                    9.750         5/15/2010         2,334,500
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           68,847,300
=========================================================================================================================

Capital Goods (8.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   AGCO Corporation                                                 8.500         3/15/2006         1,296,750
  11,000,000   Allied Waste North America, Inc.                                10.000          8/1/2009        11,687,504
   2,850,000   Allied Waste North America, Inc.                                 7.875         4/15/2013         2,981,812
   1,700,000   Bombardier Capital, Inc.                                         6.125         6/29/2006         1,738,250
   3,000,000   Brand Services, Inc.                                            12.000        10/15/2012         3,420,000
   1,700,000   Crown Euro Holdings SA                                           9.500          3/1/2011         1,836,000
   2,300,000   Crown Euro Holdings SA                                          10.875          3/1/2013         2,507,000
   2,295,000   Hexcel Corporation                                               9.750         1/15/2009         2,283,525
   2,200,000   K&F Industries, Inc.                                             9.625        12/15/2010         2,442,000
   2,000,000   L-3 Communication Holdings, Inc.(d)                              4.000         9/15/2011         2,082,500
   1,150,000   Legrand SA                                                       8.500         2/15/2025         1,184,500
   4,900,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         5,316,500
   1,400,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013         1,463,000
   1,800,000   Owens-Illinois, Inc.                                             7.150         5/15/2005         1,845,000
   3,700,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,959,000
   2,300,000   Pliant Corporation                                              11.125          9/1/2009         2,443,750
   2,300,000   Pliant Corporation                                              13.000          6/1/2010         2,162,000
   1,600,000   Rexnord Corporation                                             10.125        12/15/2012         1,760,000
   2,400,000   Silgan Holdings, Inc.                                            9.000          6/1/2009         2,484,000
   3,400,000   Texas Industries, Inc.                                          10.250         6/15/2011         3,553,000
   2,250,000   Tyco International Group SA                                      2.750         1/15/2018         2,424,375
   3,000,000   United Rentals North America, Inc.                              10.750         4/15/2008         3,277,500
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             64,147,966
=========================================================================================================================

Communications Services (22.1%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Adelphia Communications Corporation(c)                          10.875         10/1/2010         3,100,000
   2,850,000   Advanstar Communications, Inc.                                  12.000         2/15/2011         2,682,562
   3,500,000   Alliance Atlantis Communications, Inc                           13.000        12/15/2009         3,990,000
   1,150,000   American Color Graphics, Inc.                                   10.000         6/15/2010         1,144,250
   4,150,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008         2,676,750
   7,700,000   Avalon Cable Holding Finance, Inc.(d)                      Zero Coupon         12/1/2008         7,363,125
   6,000,000   Block Communications, Inc.                                       9.250         4/15/2009         6,540,000
   1,700,000   Canwest Media, Inc.                                              7.625         4/15/2013         1,806,250
   2,300,000   Centennial Cellular Operating Company                           10.125         6/15/2013         2,277,000
   3,950,000   Charter Communications Holdings, LLC                             8.625          4/1/2009         2,844,000
   4,000,000   Charter Communications Holdings, LLC(d)                    Zero Coupon          4/1/2011         2,630,000
   3,400,000   Comcast UK Cable Partners, Ltd.(d)                              11.200        11/15/2007         3,319,250
   4,000,000   Crown Castle International Corporation                           9.375          8/1/2011         4,160,000
   5,500,000   CSC Holdings, Inc.                                               7.625          4/1/2011         5,555,000
   1,100,000   Dexter Media East, LLC                                           9.875        11/15/2009         1,226,500
   2,200,000   Dexter Media East, LLC                                          12.125        11/15/2012         2,601,500
   2,300,000   DirecTV Holdings, LLC                                            8.375         3/15/2013         2,564,500
  10,000,000   DTI Holdings, Inc.(c,d)                                         12.500          3/1/2008           450,000
   3,450,000   EchoStar Broadband Corporation                                  10.375         10/1/2007         3,820,875
   2,200,000   Echostar Communications Corporation                              5.750         5/15/2008         2,329,250
   2,750,000   Gray Television, Inc.                                            9.250        12/15/2011         3,038,750
   2,750,000   Hollinger International Publishing                               9.000        12/15/2010         2,942,500
   1,700,000   Hollinger International Publishing                              11.875          3/1/2011         1,887,000
   2,000,000   Houghton Mifflin Company                                         8.250          2/1/2011         2,110,000
   1,700,000   Houghton Mifflin Company                                         9.875          2/1/2013         1,844,500
   2,850,000   Intermedia Communications, Inc.(c)                              12.250          3/1/2009           897,750
   4,850,000   Iridium Capital Corporation(c)                                  14.000         7/15/2005           363,750
   4,200,000   Iridium, LLC(c)                                                 13.000         7/15/2005           315,000
     550,000   Lodgenet Entertainment Corporation                               9.500         6/15/2013           563,750
   2,550,000   Mediacom Broadband, LLC                                          8.500         4/15/2008         2,575,500
   2,300,000   Mediacom Broadband, LLC                                         11.000         7/15/2013         2,558,750
   4,390,000   Millicom International Cellular SA                              11.000          6/1/2006         4,346,100
     367,000   Millicom International Cellular SA, Payment-in-Kind              2.000          6/1/2006           911,536
  11,000,000   Neon Communications, Inc.(c)                                    12.750         8/15/2008         1,045,000
  10,800,000   Nextel Communications, Inc.(d)                                   9.750        10/31/2007        11,178,000
   4,000,000   Nextel Partners, Inc.                                            8.125          7/1/2011         3,990,000
   4,800,000   Panamsat Corporation                                             8.500          2/1/2012         5,196,000
   8,400,000   Paxson Communications(d)                                   Zero Coupon         1/15/2009         7,014,000
   1,400,000   Pegasus Communications                                           9.625        10/15/2005         1,281,000
   1,400,000   Pegasus Communications                                          12.500          8/1/2007         1,288,000
   2,600,000   Quebecor Media, Inc.                                            11.125         7/15/2011         2,977,000
   4,500,000   Qwest Capital Funding, Inc.(e)                                   7.750         8/15/2006         4,185,000
   3,850,000   Qwest Capital Funding, Inc.                                      6.375         7/15/2008         3,137,750
   4,580,000   Qwest Capital Funding, Inc.                                     13.500        12/15/2010         5,175,400
   2,000,000   Renaissance Media Group, LLC(d)                                 10.000         4/15/2008         1,975,000
   2,750,000   RH Donnelley, Inc.                                              10.875        12/15/2012         3,203,750
   2,200,000   Shaw Communications, Inc.                                        7.250          4/6/2011         2,370,500
   4,200,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         4,483,500
   3,150,000   Spectrasite, Inc.                                                8.250         5/15/2010         3,276,000
   1,700,000   Sun Media Corporation                                            7.625         2/15/2013         1,810,500
   1,554,494   Teletrac, Inc., Payment-in-Kind(f,g)                             9.000         9/29/2004           777,247
   3,600,000   TELUS Corporation                                                8.000          6/1/2011         4,158,000
   3,400,000   Triton PCS, Inc.                                                 8.500          6/1/2013         3,655,000
   1,400,000   Vertis, Inc.                                                     9.750          4/1/2009         1,456,000
   2,000,000   Vertis, Inc.                                                    10.875         6/15/2009         2,000,000
   2,000,000   Vertis, Inc.                                                    13.500         12/7/2009         1,870,000
   3,400,000   Vivendi Universal SA                                             9.250         4/15/2010         3,867,500
  11,400,000   WorldCom, Inc.(c)                                                7.500         5/15/2011         3,363,000
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  172,168,845
=========================================================================================================================

Consumer Cyclical (14.8%)
-------------------------------------------------------------------------------------------------------------------------
   4,750,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         5,260,625
   3,450,000   Boyd Gaming Corporation                                          8.750         4/15/2012         3,777,750
   1,400,000   Brickman Group, Ltd.                                            11.750        12/15/2009         1,564,500
   3,550,000   Buffets, Inc.                                                   11.250         7/15/2010         3,514,500
   3,350,000   Dana Corporation                                                 9.000         8/15/2011         3,626,375
     850,000   Gap, Inc.                                                        5.750         3/15/2009         1,142,188
   4,000,000   Group 1 Automotive, Inc.                                        10.875          3/1/2009         4,400,000
   1,150,000   Jafra Cosmetics International, Inc.                             10.750         5/15/2011         1,201,750
   4,700,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         4,935,000
   3,300,000   Kindercare Learning Centers                                      9.500         2/15/2009         3,324,750
   2,800,000   La Quinta Properties                                             8.875         3/15/2011         2,982,000
   2,200,000   Liberty Media Corporation                                        0.750         3/30/2023         2,491,500
   2,850,000   MGM Mirage, Inc.                                                 9.750          6/1/2007         3,234,750
   2,850,000   Mohegan Tribal Gaming Authority                                  8.000          4/1/2012         3,078,000
   3,000,000   Office Depot, Inc.                                              10.000         7/15/2008         3,562,500
   2,850,000   Park Place Entertainment Corporation                             8.125         5/15/2011         3,127,875
   1,700,000   Park Place Entertainment Corporation                             7.000         4/15/2013         1,819,000
   4,200,000   PCA, LLC/PCA Finance Corporation                                11.875          8/1/2009         4,578,000
   3,900,000   Perry Ellis International, Inc.                                 12.250          4/1/2006         4,124,250
   3,400,000   Rent-Way, Inc.                                                  11.875         6/15/2010         3,502,000
   3,650,000   Rite Aid Corporation                                             9.500         2/15/2011         3,923,750
   2,850,000   RJ Tower Corporation                                            12.000          6/1/2013         2,736,000
   2,850,000   Royal Caribbean Cruises, Ltd.                                    8.750          2/2/2011         3,021,000
   3,300,000   Saks, Inc.                                                       8.250        11/15/2008         3,489,750
   1,700,000   Saks, Inc.                                                       9.875         10/1/2011         1,912,500
   3,000,000   Schuler Homes, Inc.                                              9.375         7/15/2009         3,390,000
   2,850,000   Six Flags, Inc.                                                  8.875          2/1/2010         2,736,000
   2,300,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         2,564,500
   2,850,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013         2,885,625
   2,500,000   Travelcenters of America, Inc.                                  12.750          5/1/2009         2,875,000
   3,150,000   TRW Automotive, Inc.                                            11.000         2/15/2013         3,433,500
   3,600,000   United Auto Group, Inc.                                          9.625         3/15/2012         3,852,000
   3,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         3,285,000
   2,800,000   Warnaco, Inc.                                                    8.875         6/15/2013         2,898,000
   3,450,000   William Carter Company                                          10.875         8/15/2011         3,898,500
   2,000,000   Worldspan LP/WS Finance Corporation                              9.625         6/15/2011         2,060,000
   1,150,000   Wynn Las Vagas LLC Corporation                                  12.000         11/1/2010         1,270,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        115,479,188
=========================================================================================================================

Consumer Non-Cyclical (8.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,750,000   Advance PCS                                                      8.500          4/1/2008         2,956,250
   3,400,000   Advanced Medical Optics, Inc.                                    9.250         7/15/2010         3,689,000
   2,850,000   Alpharma, Inc.                                                   8.625          5/1/2011         2,992,500
   2,700,000   Armkel Finance, Inc.                                             9.500         8/15/2009         3,010,500
   2,500,000   Aurora Foods, Inc.(f)                                            9.875         2/15/2007           887,500
   4,300,000   Biovail Corporation(e)                                           7.875          4/1/2010         4,558,000
     840,000   Bunge Ltd Finance Corporation                                    3.750        11/15/2022           946,050
   3,250,000   Concentra Operating Corporation                                 13.000         8/15/2009         3,526,250
   2,600,000   Del Monte Corporation                                            9.250         5/15/2011         2,782,000
   2,750,000   HCA, Inc.                                                        6.300         10/1/2012         2,811,484
   2,850,000   HMP Equity Holdings Corporation                            Zero Coupon         5/15/2008         1,439,250
   2,800,000   IASIS Healthcare Corporation                                     8.500        10/15/2009         2,828,000
   1,700,000   Michael Foods, Inc.                                             11.750          4/1/2011         1,955,000
   5,000,000   New World Pasta Company(f)                                       9.250         2/15/2009         1,575,000
   4,300,000   Omnicare, Inc.                                                   8.125         3/15/2011         4,665,500
   2,950,000   Playtex Products, Inc.                                           9.375          6/1/2011         2,950,000
   1,100,000   Qwest Diagnostic, Inc.                                           1.750        11/30/2021         1,130,250
   4,700,000   Roundy's, Inc.                                                   8.875         6/15/2012         4,911,500
   3,000,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         3,247,500
   4,750,000   Stater Brothers Holdings, Inc.                                  10.750         8/15/2006         4,999,375
   2,900,000   Team Health, Inc.                                               12.000         3/15/2009         2,972,500
   2,850,000   Tenet Healthcare Corporation                                     7.375          2/1/2013         2,750,250
   2,750,000   Triad Hospitals, Inc.                                            8.750          5/1/2009         2,925,312
   2,300,000   Windmere - Durable Holdings , Inc.                              10.000         7/31/2008         2,415,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     68,923,971
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,200,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         5,642,000
   5,400,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         6,021,000
   4,550,000   Citgo Petroleum Corporation                                     11.375          2/1/2011         5,073,250
   3,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         3,300,000
   3,950,000   Comstock Resources, Inc.                                        11.250          5/1/2007         4,305,500
   1,650,000   Encore Acquisition Company                                       8.375         6/15/2012         1,765,500
   2,700,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         2,970,000
   3,500,000   Pogo Producing Company                                           8.250         4/15/2011         3,876,250
   4,095,840   Port Arthur Finance Corporation                                 12.500         1/15/2009         4,792,133
   3,800,000   Western Oil Sands, Inc.                                          8.375          5/1/2012         4,237,000
   5,200,000   Windsor Petroleum Transport Corporation(g,h)                     7.840         1/15/2021         4,940,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    46,922,633
=========================================================================================================================

Financials (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,200,000   Altiva Financial Corporation(b,g)                               12.000         6/15/2006                 0
   2,843,750   ASAT Finance, LLC                                               12.500         11/1/2006         2,445,625
   3,550,000   Chevy Chase Savings Bank                                         9.250         12/1/2005         3,558,875
   3,600,000   CSAM Funding Corporation(g)                                     12.780        10/15/2016         3,600,000
   4,200,000   Dollar Financial Group, Inc.                                    10.875        11/15/2006         3,906,000
   4,935,321   FC CBO II, Ltd.(b,g)                                            11.050          9/9/2010           246,766
   1,700,000   Goldman Sachs Group, Inc., Convertible Notes                     0.250         6/20/2013         1,615,255
   2,550,000   Katonah, Ltd.(g)                                                12.015         2/20/2015         2,435,250
   4,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         3,900,000
   9,000,000   SIG Capital Trust I(b)                                           9.500         8/15/2027           450,000
   3,000,000   Sovereign Bancorp, Inc.                                         10.500        11/15/2006         3,604,047
  10,060,000   United Companies Financial Corporation(c,g)                      8.375          7/1/2005            75,450
   3,000,000   Venture CDO 2002, Ltd.(g)                                       13.060         3/15/2015         2,940,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                28,777,268
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,650,000   Brazilian Government International                              11.000         1/11/2012         1,641,750
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,641,750
=========================================================================================================================

Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,400,000   AMI Semiconductor, Inc.                                         10.750          2/1/2013         3,842,000
   2,000,000   Amkor Technology, Inc.                                           5.750          6/1/2006         1,825,000
   2,850,000   Amkor Technology, Inc.                                           5.000         3/15/2007         2,383,312
  15,900,000   DIVA Systems Corporation(c)                                     12.625          3/1/2008           894,375
   2,920,000   Northern Telecom Capital                                         7.875         6/15/2026         2,679,100
   2,750,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         3,066,250
   1,700,000   Thomas & Betts Corporation                                       7.250          6/1/2013         1,700,000
   2,200,000   Unisys Corporation                                               8.125          6/1/2006         2,354,000
   5,500,000   Xerox Corporation                                                7.625         6/15/2013         5,506,875
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                24,250,912
=========================================================================================================================

Transportation (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   4,350,000   Avis Group Holdings, Inc.                                       11.000          5/1/2009         4,872,000
   1,455,777   Continental Airlines, Inc.                                       8.048         11/1/2020         1,442,821
   3,800,000   Hornbeck Offshore Services                                      10.625          8/1/2008         4,189,500
   3,633,230   Northwest Airlines Corporation                                   8.970          1/2/2015         1,959,437
   3,130,000   Overseas Shipholding Group                                       8.250         3/15/2013         3,255,200
   4,120,625   United AirLines, Inc. (i)                                        7.762         10/1/2005           703,020
   3,000,000   United AirLines, Inc. (i)                                        7.730          7/1/2010         2,366,070
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            18,788,048
=========================================================================================================================

Utilities (13.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,850,000   AES Corporation                                                  8.875         2/15/2011         2,785,875
   5,000,000   AES Corporation                                                  8.750         5/15/2013         5,200,000
   1,550,000   ANR Pipeline Company                                             8.875         3/15/2010         1,693,375
   3,400,000   Calpine Canada Energy Finance ULC                                8.500          5/1/2008         2,652,000
   1,150,000   Calpine Corporation                                              4.000        12/26/2006         1,035,000
   2,800,000   Calpine Corporation                                              4.000        12/26/2006         2,520,000
   4,550,000   Calpine Corporation                                              8.500         2/15/2011         3,412,500
   6,296,625   CE Generation, LLC                                               7.416        12/15/2018         6,265,142
   3,100,000   CMS Energy Corporation                                           7.500         1/15/2009         3,065,125
   4,000,000   Dynegy Holdings, Inc.                                            6.875          4/1/2011         3,360,000
   5,400,000   Edison Mission Energy                                            9.875         4/15/2011         4,995,000
   7,000,000   El Paso Corporation                                              7.000         5/15/2011         6,370,000
   5,700,000   El Paso Production Holding Company                               7.750          6/1/2013         5,685,750
   1,700,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,844,500
   2,850,000   FIMEP SA                                                        10.500         2/15/2013         3,177,750
   3,550,000   Midland Funding Corporation II                                  11.750         7/23/2005         3,834,000
   4,450,000   Midland Funding Corporation II                                  13.250         7/23/2006         5,028,500
   2,850,000   Nevada Power Company                                            10.875        10/15/2009         3,192,000
   3,400,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         3,944,000
   4,000,000   PSEG Energy Holdings, Inc.                                       8.625         2/15/2008         4,300,000
   4,000,000   Reliant Resources, Inc.                                          9.500         7/15/2013         4,030,000
   2,000,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,180,000
   4,000,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         4,000,000
   4,000,000   USEC, Inc.                                                       6.625         1/20/2006         3,780,000
   2,300,000   Williams Companies, Inc.                                         8.625          6/1/2010         2,403,500
   8,500,000   Williams Companies, Inc.                                         8.125         3/15/2012         8,712,500
   1,650,000   Xcel Energy, Inc.                                                7.500        11/21/2007         2,411,062
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                101,877,579
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $737,161,309)                                               711,825,460
=========================================================================================================================

      Shares   Preferred Stock (5.5%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      17,000   Alltel Corporation                                                                                $845,750
      10,000   Anthem, Inc                                                                                        932,500
      66,251   Cablevision Systems Corporation                                                                  6,807,290
     105,000   Chevy Chase Preferred Capital Corporation                                                        5,811,750
         402   Completel Europe NV*                                                                               807,878
       2,463   Dobson Communications Corporation 12.25% Payment-in-Kind                                         2,438,370
       7,304   Dobson Communications Corporation 13.00% Payment-in-Kind*                                        7,157,920
      64,278   Neon Communications*(g)                                                                            723,128
      17,000   Omnicare, Inc.*                                                                                    931,600
      36,000   PRIMEDIA, Inc., Series D                                                                         3,456,000
      23,000   PRIMEDIA, Inc., Series H                                                                         2,093,000
       5,000   Sovereign REIT*                                                                                  7,250,000
      70,000   Travelers Property Casualty Company                                                              1,694,700
      15,000   Xerox Corporation*                                                                               1,567,500
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $37,129,102)                                                        42,517,386
=========================================================================================================================

      Shares   Common Stock (0.7%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       5,000   Aavid Thermal Technology, Stock Warrants*                                                          $50,625
       4,150   American Tower Corporation*                                                                        425,375
       4,600   ASAT Finance, LLC, Stock Warrants*                                                                   6,900
      18,783   Birch Telecom, Inc.*(g)                                                                                301
       3,000   Birch Telecom, Inc., Stock Warrants*                                                                    30
      40,237   Completel Europe NV*                                                                               600,228
      47,700   Diva Systems, Stock Warrants*                                                                          477
     252,644   ICO Global Communications, Ltd.*                                                                   176,851
       5,485   Jostens, Inc., Stock Warrants*                                                                     452,512
     541,622   Minorplanet Systems USA, Inc., Stock Warrants*                                                     265,936
     385,784   Neon Communications, Preferred Warrants*(g)                                                              0
     321,506   Neon Communications, Stock Warrants, Class A*(g)                                                         0
      23,509   NII Holdings, Inc.*                                                                                899,689
      64,000   NTL, Inc.*                                                                                       2,183,680
       6,000   Pliant Corporation, Stock Warrants*                                                                  6,000
      23,840   Protection One, Inc., Stock Warrants*                                                                  238
     121,520   TVMAX Holdings, Inc.*                                                                              121,520
       5,000   XM Satellite Radio, Stock Warrants*                                                                 27,500
      27,227   XO Communications, Inc., Stock Warrants, Series A*                                                  70,790
      20,420   XO Communications, Inc., Stock Warrants, Series B*                                                  32,672
      20,420   XO Communications, Inc., Stock Warrants, Series C*                                                  11,231
      80,000   ZSC Specialty Chemical plc, Preferred Warrants*(g)                                                     800
      80,000   ZSC Specialty Chemical plc, Stock Warrants*(g)                                                         800
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $47,357,545)                                                            5,334,155
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.5%)                         Interest Rate(j)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Asset Securitization Corporation                                 1.041%        7/29/2003        $1,998,382
   3,390,000   Corporate Asset Funding Company                                  1.300          7/1/2003         3,390,000
   1,400,000   Thunder Bay Funding, Inc.                                        1.310          7/1/2003         1,400,000
  12,430,000   Merrill Lynch & Company, Inc.                                    1.300          7/1/2003        12,430,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                19,218,382
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $840,866,339)                                                         $778,895,383
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) Non-income producing and in default.

(c) Non-income producing and in bankruptcy.

(d) Step coupon bond.

(e) Earmarked as collateral as discussed in the notes to
    the financial statements.

(f) Non-income producing and trading flat (without
    interest).

(g) Denotes restricted securities. These securities have
    been valued from the date of acquisition through June
    30, 2003, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted securities
    the Fund owned as of June 30, 2003.

                                                                          Acquisition
  Security                                                                    Date                                Cost
-------------------------------------------------------------------------------------------------------------------------
Altiva Financial Corporation                                               11/16/1996                          $4,840,205
Birch Telecom, Inc.                                                         6/18/1998                           2,988,821
Birch Telecom, Inc., Stock Warrants                                         6/18/1998                              16,304
CSAM Funding Corporation                                                    5/10/2002                           3,590,880
FC CBO II, Ltd.                                                              9/4/1998                           4,741,739
Katonah, Ltd.                                                                2/7/2003                           2,435,537
Neon Communications                                                         4/21/2003                             723,127
Neon Communications, Preferred Warrants                                     4/21/2003                                   0
Neon Communications, Stock Warrants, Class A                                4/21/2003                                   0
Teletrac, Inc., Payment-in-Kind                                             7/31/1997                           1,362,242
United Companies Financial Corporation                                      9/17/1998                           8,330,866
Venture CDO 2002, Ltd.                                                      3/13/2002                           3,000,000
Windsor Petroleum Transport Corporation                                     4/15/1998                           4,242,603
ZSC Specialty Chemical plc, Preferred Warrants                              6/24/1999                              47,568
ZSC Specialty Chemical plc, Stock Warrants                                  6/24/1999                             111,712

(h) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(i) In bankruptcy.

(j) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (89.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   BMW Vehicle Owner Trust                                          4.460%        5/25/2007        $5,283,305
  13,000,000   Chase Credit Card Master Trust(b)                                5.500        11/17/2008        14,292,590
   6,000,000   Comed Transitional Funding Trust                                 5.630         6/25/2009         6,609,582
   9,000,000   CPL Transition Funding, LLC                                      5.010         1/15/2010         9,733,104
   4,000,000   Daimler Chrysler Motor Company(c)                                1.360         7/15/2003         4,002,200
   4,500,000   GMAC Mortgage Corporation Loan Trust(c)                          1.165         7/25/2003         4,504,410
   9,000,000   MBNA Credit Card Master Note Trust(b)                            4.950         6/15/2009         9,816,939
   8,000,000   MBNA Credit Card Master Notes Trust(c)                           1.290         7/15/2003         8,014,904
  11,000,000   MMCA Automobile Owner Trust                                      4.300         3/15/2010        11,184,712
     936,424   Structured Asset Securities Corporation                          7.750         1/27/2033           932,865
   6,500,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009         6,860,308
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   81,234,919
=========================================================================================================================

Basic Materials (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,200,000   Abitibi-Consolidated, Inc.                                       6.000         6/20/2013         2,093,874
   3,000,000   Dow Chemical Company                                             5.000        11/15/2007         3,198,159
   4,000,000   Georgia-Pacific Corporation                                      8.875          2/1/2010         4,340,000
   7,000,000   International Paper Company                                      5.850        10/30/2012         7,629,216
   2,950,000   Lyondell Chemical Company                                       10.500          6/1/2013         2,950,000
   1,125,000   Peabody Energy Corporation                                       6.875         3/15/2013         1,178,438
   2,000,000   Weyerhaeuser Company                                             6.125         3/15/2007         2,212,402
   5,000,000   Weyerhaeuser Company                                             6.750         3/15/2012         5,676,005
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           29,278,094
=========================================================================================================================

Capital Goods (5.3%)
-------------------------------------------------------------------------------------------------------------------------
   4,250,000   Allied Waste North America, Inc.                                 8.875          4/1/2008         4,611,250
   5,150,000   Allied Waste North America, Inc.                                10.000          8/1/2009         5,471,875
     900,000   Ball Corporation                                                 6.875        12/15/2012           954,000
   6,000,000   Bombardier Capital, Inc.(b)                                      6.125         6/29/2006         6,135,000
   2,350,000   L-3 Communication Holdings, Inc.(d)                              4.000         9/15/2011         2,446,938
   6,500,000   Lockheed Martin Corporation                                      8.200         12/1/2009         8,220,004
   3,000,000   Raytheon Company                                                 4.500        11/15/2007         3,178,365
   6,000,000   Raytheon Company                                                 5.375          4/1/2013         6,346,908
   3,000,000   Sealed Air Corporation                                           5.375         4/15/2008         3,148,464
   4,000,000   Sealed Air Corporation                                           5.625         7/15/2013         4,034,960
   5,632,407   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013         6,340,857
   2,350,000   Tyco International Group SA                                      2.750         1/15/2018         2,532,125
   9,000,000   Waste Management, Inc.                                           6.500        11/15/2008        10,290,015
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             63,710,761
=========================================================================================================================

Commercial Mortgage-Backed Securities (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,263,605   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043         2,333,118
   3,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         3,236,973
   9,000,000   CS First Boston Mortgage Securities Corporation                  2.843         5/15/2038         8,955,693
   6,000,000   J.P. Morgan Chase Commercial Mortgage Securities Corporation(c)  1.500         7/14/2003         6,000,354
  10,250,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027        10,430,062
   5,941,645   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012         6,190,660
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     37,146,860
=========================================================================================================================

Communications Services (7.3%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   AT&T Corporation                                                 7.800        11/15/2011         8,001,784
   2,000,000   AT&T Wireless Services, Inc.                                     7.350          3/1/2006         2,244,282
   3,500,000   AT&T Wireless Services, Inc.                                     7.875          3/1/2011         4,133,577
   1,500,000   British Sky Broadcasting Group plc                               8.200         7/15/2009         1,777,500
   5,000,000   Clear Channel Communications, Inc.                               4.625         1/15/2008         5,241,550
   4,000,000   Clear Channel Communications, Inc.                               5.750         1/15/2013         4,326,056
   5,000,000   Comcast Cable Communications, Inc.(b)                            6.875         6/15/2009         5,780,670
   5,000,000   Comcast Corporation                                              6.500         1/15/2015         5,623,175
   5,000,000   Cox Communications, Inc.                                         7.750         11/1/2010         6,116,025
   2,600,000   CSC Holdings, Inc.                                               7.625          4/1/2011         2,626,000
   2,300,000   Echostar Communications Corporation                              5.750         5/15/2008         2,435,125
   2,100,000   EchoStar DBS Corporation(b)                                      9.125         1/15/2009         2,346,750
   6,000,000   Interpublic Group(b)                                             7.250         8/15/2011         6,330,000
   1,100,000   Lin Television Corporation                                       6.500         5/15/2013         1,097,250
   4,500,000   Rogers Cable, Inc.                                               6.250         6/15/2013         4,488,750
   4,750,000   Sprint Capital Corporation                                       7.625         1/30/2011         5,421,868
   8,500,000   TELUS Corporation                                                7.500          6/1/2007         9,477,500
   9,000,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011         9,932,184
     750,000   Vivendi Universal SA                                             9.250         4/15/2010           853,125
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   88,253,171
=========================================================================================================================

Consumer Cyclical (4.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   AOL Time Warner, Inc.                                            6.875          5/1/2012         5,708,080
   1,400,000   Brinker International, Inc.                                Zero Coupon        10/10/2021           992,250
   1,000,000   Cendant Corporation                                              6.875         8/15/2006         1,118,547
   5,500,000   Cendant Corporation                                              6.250         1/15/2008         6,086,366
   4,500,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008         4,616,082
   4,500,000   Ford Motor Credit Company                                        6.875          2/1/2006         4,772,700
   2,000,000   Gap, Inc.                                                        6.900         9/15/2007         2,155,000
   1,100,000   Gap, Inc.                                                        5.750         3/15/2009         1,478,125
   4,500,000   General Motors Acceptance Corporation                            5.125          5/9/2008         4,446,760
   6,000,000   General Motors Acceptance Corporation                            6.875         9/15/2011         6,020,022
   2,250,000   Liberty Media Corporation                                        5.700         5/15/2013         2,287,172
   2,400,000   Liberty Media Corporation (Convertible to AOL Time
               Warner Common Stock)                                             0.750         3/30/2023         2,718,000
   3,250,000   Park Place Entertainment Corporation                             8.125         5/15/2011         3,566,875
   1,750,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010         1,820,000
   2,825,000   Ryland Group, Inc.                                               5.375          6/1/2008         2,916,812
   1,250,000   Yum! Brands, Inc.                                                7.700          7/1/2012         1,425,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         52,127,791
=========================================================================================================================

Consumer Non-Cyclical (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Amgen, Inc.                                                Zero Coupon          3/1/2032         1,059,750
   7,000,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         8,195,348
   2,200,000   Bunge Ltd Finance Corporation                                    3.750        11/15/2022         2,477,750
   1,750,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         1,872,500
   5,000,000   HCA Healthcare Company                                           7.875          2/1/2011         5,599,540
   6,000,000   Kellogg Company                                                  7.450          4/1/2031         7,613,652
   7,000,000   Kroger Company                                                   5.500          2/1/2013         7,388,913
   1,325,000   Omnicare, Inc.                                                   6.125          6/1/2013         1,351,500
   2,100,000   Qwest Diagnostic, Inc.                                           1.750        11/30/2021         2,157,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     37,716,703
=========================================================================================================================

Energy (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   Key Energy Services, Inc.                                        6.375          5/1/2013           913,500
   3,000,000   Occidental Petroleum Corporation                                 4.250         3/15/2010         3,129,873
   2,650,000   Premco Refining Group                                            9.250          2/1/2010         2,888,500
   1,100,000   Pride International, Inc.                                        2.500          3/1/2007         1,402,500
   6,675,000   Union Pacific Resources Group, Inc.                              6.500         5/15/2005         7,183,502
   2,000,000   XTO Energy, Inc.                                                 6.250         4/15/2013         2,125,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    17,642,875
=========================================================================================================================

Financials (19.6%)
-------------------------------------------------------------------------------------------------------------------------
   7,150,000   Abbey National Capital Trust I(c)                                8.963        12/29/2049        10,258,269
   7,000,000   Anthem Insurance Companies, Inc.(b)                              9.125          4/1/2010         8,814,218
   9,000,000   Bank One Issuance Trust(c)                                       1.360         7/15/2003         9,004,950
   5,000,000   BNP Paribas Capital Trust(c)                                     9.003        12/29/2049         6,488,685
   9,000,000   Boeing Capital Corporation                                       5.750         2/15/2007         9,829,899
   5,000,000   Capital One Bank                                                 6.500         7/30/2004         5,189,405
   3,750,000   Capital One Bank                                                 4.875         5/15/2008         3,826,905
   8,000,000   CIT Group, Inc.                                                  4.000          5/8/2008         8,146,992
   5,000,000   Citigroup, Inc.(c)                                               1.360          8/7/2003         5,002,985
   5,250,000   CS First Boston Mortgage Securities Corporation                  3.861         3/15/2036         5,418,966
  10,000,000   Equitable Life Assurance Society USA                             6.950         12/1/2005        11,150,220
   5,000,000   First National Master Note Trust(c)                              1.280         7/15/2003         5,009,585
   6,000,000   General Electric Capital Corporation                             6.750         3/15/2032         7,017,390
   3,000,000   Goldman Sachs Group, Inc.                                        5.250          4/1/2013         3,198,807
   1,100,000   Goldman Sachs Group, Inc. (Convertible)                          0.250         6/20/2013         1,045,165
   3,500,000   Household Finance Corporation(b)                                 5.750         1/30/2007         3,862,736
   2,500,000   Household Finance Corporation                                    5.875          2/1/2009         2,787,175
   2,500,000   Household Finance Corporation                                    6.375        11/27/2012         2,847,815
   7,000,000   ING Capital Funding Trust III(b,c)                               8.439        12/29/2049         8,737,092
   1,500,000   International Lease Finance Corporation                          4.000         1/17/2006         1,541,716
   4,250,000   International Lease Finance Corporation(b)                       5.625          6/1/2007         4,622,054
   9,000,000   J.P. Morgan Chase & Company                                      6.400         6/20/2008         9,123,750
   5,000,000   J.P. Morgan Chase & Company                                      8.000         6/20/2008         5,162,500
  26,040,000   Lehman Brothers, Inc.(c)                                         6.539         8/15/2007        28,594,706
   7,000,000   Marsh & McLennan Companies, Inc.                                 5.375         3/15/2007         7,707,161
   9,600,000   Morgan Stanley and Company(b,c)                                  7.252         9/15/2011        11,329,344
   3,250,000   Morgan Stanley and Company(d)                                    9.414        12/15/2012         3,340,350
   4,000,000   Nationwide Financial Services, Inc.                              5.900          7/1/2012         4,416,700
   3,000,000   Nationwide Mutual Insurance Company                              8.250         12/1/2031         3,708,228
   6,000,000   United Overseas Bank, Ltd.                                       4.500          7/2/2013         5,959,872
  12,000,000   Washington Mutual Bank(c)                                        4.070        12/25/2032        12,062,988
   2,500,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007         2,713,935
   6,000,000   Wells Fargo Financial, Inc.                                      7.730         12/1/2026         6,947,310
   6,500,000   Westpac Banking Corporation                                      4.625          6/1/2018         6,454,630
   4,500,000   XL Capital Europe plc                                            6.500         1/15/2012         5,146,484
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               236,468,987
=========================================================================================================================

Foreign (5.6%)
-------------------------------------------------------------------------------------------------------------------------
   9,250,000   Corporacion Andina de Fomento(b)                                 6.875         3/15/2012        10,530,561
   8,000,000   Korea Development Bank                                           4.250        11/13/2007         8,260,064
   7,000,000   Mexico Government International                                  9.875          2/1/2010         8,977,500
   1,500,000   Mexico Government International                                  6.375         1/16/2013         1,590,000
   1,718,750   Pemex Finance, Ltd.                                              8.450         2/15/2007         1,921,012
   6,000,000   Pemex Finance, Ltd.                                              9.030         2/15/2011         7,395,420
   5,000,000   Province of Quebec(b)                                            7.500         9/15/2029         6,663,845
   9,500,000   Republic of Italy                                                5.375         6/15/2033        10,008,696
  12,000,000   Sallie Mae, Inc.(f)                                              2.000         3/15/2005        12,133,680
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   67,480,778
=========================================================================================================================

Mortgage-Backed Securities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
  17,500,000   Federal National Mortgage Association 15-Yr. Conventional(e)     4.500          7/1/2018        17,850,000
  32,000,000   Federal National Mortgage Association 15-Yr. Conventional(e)     5.000          7/1/2018        33,049,984
  22,000,000   Federal National Mortgage Association 30-Yr. Conventional(e)     5.500          7/1/2033        22,735,636
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                73,635,620
=========================================================================================================================

Technology (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   Electronic Data Systems                                          6.000          8/1/2013         6,824,300
   2,500,000   Flextronics International, Ltd.                                  6.500         5/15/2013         2,406,250
   1,650,000   Unisys Corporation                                               6.875         3/15/2010         1,716,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                10,946,550
=========================================================================================================================

Transportation (3.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,500,000   CNF Transportation, Inc.                                         8.875          5/1/2010         6,082,956
   3,000,000   Delta Air Lines, Inc.                                            6.417          7/2/2012         3,245,715
   4,490,521   Fed Ex Corporation                                               6.720         1/15/2022         5,234,152
   4,473,811   Federal Express Corporation                                      6.845         1/15/2019         5,048,651
   4,250,000   Hertz Corporation                                                7.400          3/1/2011         4,352,808
   6,500,000   Southwest Airlines Company                                       5.496         11/1/2006         7,052,194
   3,500,000   Union Pacific Company                                            3.625          6/1/2010         3,463,604
   5,889,461   United AirLines, Inc.(g)                                         7.186          4/1/2011         5,032,426
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            39,512,506
=========================================================================================================================

U.S. Government (10.7%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Federal Home Loan Mortgage Corporation(f)                        4.500         8/15/2004         9,332,955
  22,175,000   U.S. Treasury Bonds(f)                                           6.125         8/15/2029        27,095,943
  33,556,200   U.S. Treasury Inflation-Indexed Bonds(f)                         3.875         4/15/2029        42,810,364
   3,000,000   U.S. Treasury Notes(f)                                           3.250         5/31/2004         3,060,585
   8,500,000   U.S. Treasury Notes(b,f)                                         2.250         7/31/2004         8,609,905
   7,000,000   U.S. Treasury Notes(f)                                           2.125        10/31/2004         7,093,240
  28,000,000   U.S. Treasury Notes(b,f)                                         1.250         5/31/2005        27,983,592
   3,000,000   U.S. Treasury Notes(b)                                           4.375         5/15/2007         3,259,218
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          129,245,802
=========================================================================================================================

Utilities (9.4%)
-------------------------------------------------------------------------------------------------------------------------
   9,500,000   American Electric Power Company, Inc.                            5.250          6/1/2015         9,574,917
  12,000,000   CalEnergy Company, Inc.                                          7.630        10/15/2007        14,019,588
   5,500,000   Calpine Corporation                                              8.500         2/15/2011         4,125,000
   6,500,000   Consumers Energy Company                                         4.000         5/15/2010         6,479,102
   3,000,000   Duke Capital Corporation                                         6.250         10/1/2009         3,432,144
   3,000,000   Dynegy Holdings, Inc.                                            8.125         3/15/2005         2,917,500
   3,000,000   El Paso Corporation                                              7.800          8/1/2031         2,527,500
   1,000,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,085,000
   7,300,216   FPL Energy Virginia Funding Corporation(b)                       7.520         6/30/2019         8,101,049
   4,000,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         4,864,092
   3,000,000   Kinder Morgan Energy Partners, LP                                7.750         3/15/2032         3,782,766
   5,500,000   National Rural Utilities(c)                                      1.690          8/7/2003         5,502,360
   9,000,000   NiSource Finance Corporation                                     7.625        11/15/2005         9,840,150
   2,000,000   Oncor Electric Delivery Company                                  7.000          9/1/2022         2,230,606
   3,000,000   Power Contract Financing(b)                                      6.256          2/1/2010         3,030,180
   2,500,000   Power Contract Financing, LLC                                    5.200          2/1/2006         2,515,300
   3,000,000   PSEG Energy Holdings, Inc.(b)                                    8.625         2/15/2008         3,225,000
   4,000,000   Public Service Company of Colorado                               7.875         10/1/2012         5,035,876
   1,500,000   Southern Natural Gas Company                                     8.875         3/15/2010         1,635,000
   5,500,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         5,529,381
   3,000,000   Transcontinental Gas Pipe Corporation                            8.875         7/15/2012         3,390,000
   8,000,000   TXU Corporation                                                  6.375         6/15/2006         8,510,000
   2,250,000   Xcel Energy, Inc.                                                7.000         12/1/2010         2,573,235
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                113,925,746
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $1,021,329,145)                                           1,078,327,163
=========================================================================================================================

      Shares   Preferred Stock (0.6%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      23,100   Alltel Corporation                                                                              $1,149,225
      92,000   General Motors Preferred Stock                                                                   2,290,800
      95,000   Travelers Property Casualty Company                                                              2,299,950
      12,700   Anthem, Inc                                                                                      1,184,275
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $7,020,267)                                                          6,924,250
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (10.1%)                        Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $15,000,000   American Honda Finance Corporation                               1.022%        8/11/2003       $14,982,575
   5,000,000   Asset Securitization Cooperative Corporation                     1.041         7/29/2003         4,995,956
   1,600,000   Federal National Mortgage Association                            1.152         7/31/2003         1,598,467
  11,675,000   Kitty Hawk Funding Corporation                                   1.001         7/23/2003        11,667,865
  21,220,000   Koch Industries, Inc.                                            1.300          7/1/2003        21,220,000
  17,570,000   Merrill Lynch & Company, Inc.                                    1.300          7/1/2003        17,570,000
  10,000,000   Sheffield Receivables Corporation                                1.252         7/10/2003         9,996,875
   5,000,000   Triple A-1 Funding Corporation                                   1.060         7/10/2003         4,998,675
   3,410,000   SBC International, Inc.                                          1.211         7/10/2003         3,408,968
  24,404,000   Stellar Funding Group, Inc.                                      1.252         7/14/2003        24,392,984
   1,400,000   Svenska Handelsbanke                                             0.961         8/15/2003         1,398,320
   6,050,000   Venture Business Trust                                           1.310          7/1/2003         6,050,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               122,280,685
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,150,630,097)                                                     $1,207,532,098
=========================================================================================================================

(a) The categories of investment are shown as a percentage of total investments.

(b) Earmarked as collateral as discussed in the notes to
    the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Step coupon bond.

(e) Denotes investments purchased on a when-issued basis.

(f) At June 30, 2003, U.S. Treasury Notes and other
    securities valued at $109,096,710 were pledged as the
    initial margin deposit or earmarked as collateral
    to cover open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures      905           September 2003       Short      $106,280,936     $106,935,674      $654,738

(g) In bankruptcy.

(h) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (87.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (8.8%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   American Express Credit Account Master Trust(b)                  1.300%        7/15/2003        $1,503,680
   1,000,000   BMW Vehicle Owner Trust                                          4.460         5/25/2007         1,056,661
   1,250,000   Capital Auto Receivables Asset Trust                             2.920         4/15/2008         1,283,132
   2,000,000   Capital Auto Receivables Asset Trust(b)                          1.400         7/15/2003         2,000,528
   1,500,000   Citibank Credit Card Issuance Trust                              4.100         12/7/2006         1,558,352
     500,000   Citibank Credit Card Master Trust                                6.100         5/15/2008           556,672
     500,000   CPL Transition Funding, LLC                                      5.010         1/15/2010           540,728
   1,500,000   Daimler Chrysler Motor Company(b)                                1.360         7/15/2003         1,500,825
   1,000,000   Federal Home Loan Mortgage Corporation(c)                        3.158        12/27/2029         1,019,020
   1,357,820   Federal National Mortgage Association(b)                         1.420         7/25/2003         1,357,926
   1,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        1.165         7/25/2003         1,501,470
     500,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           545,386
   1,000,000   MBNA Credit Card Master Notes Trust(b)                           1.290         7/15/2003         1,001,863
     750,000   MMCA Automobile Owner Trust                                      4.300         3/15/2010           762,594
   1,196,605   Residential Asset Securities Corporation(b)                      1.185         7/25/2003         1,196,724
     200,662   Structured Asset Securities Corporation(c)                       7.750         1/27/2033           199,900
     750,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009           791,574
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   18,377,035
=========================================================================================================================

Basic Materials (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     275,000   Abitibi-Consolidated, Inc.                                       6.000         6/20/2013           261,734
     300,000   Georgia-Pacific Corporation                                      8.875          2/1/2010           325,500
     900,000   International Paper Company                                      3.800          4/1/2008           918,378
     250,000   Lyondell Chemical Company                                       10.500          6/1/2013           250,000
     125,000   Peabody Energy Corporation                                       6.875         3/15/2013           130,938
     500,000   Weyerhaeuser Company                                             6.125         3/15/2007           553,100
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            2,439,650
=========================================================================================================================

Capital Goods (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Allied Waste North America, Inc.                                 8.875          4/1/2008           542,500
     300,000   Ball Corporation(c)                                              6.875        12/15/2012           318,000
     600,000   Bombardier Capital, Inc.                                         6.125         6/29/2006           613,500
     150,000   L-3 Communication Holdings, Inc.(d)                              4.000         9/15/2011           156,188
     600,000   Lockheed Martin Corporation(c)                                   8.200         12/1/2009           758,770
     750,000   Raytheon Company                                                 4.500        11/15/2007           794,591
     800,000   Sealed Air Corporation                                           5.375         4/15/2008           839,590
     150,000   Tyco International Group SA                                      2.750         1/15/2018           161,625
     500,000   Waste Management, Inc.                                           6.500        11/15/2008           571,668
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,756,432
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     543,265   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043           559,948
   1,500,000   J.P. Morgan Chase Commercial Mortgage Securities Corporation(b)  1.500         7/14/2003         1,500,088
   1,500,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         1,526,350
     891,247   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           928,599
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      4,514,985
=========================================================================================================================

Communications Services (3.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   AT&T Wireless Services, Inc.                                     7.875          3/1/2011           295,256
     275,000   British Sky Broadcasting Group plc                               8.200         7/15/2009           325,875
     600,000   Clear Channel Communications, Inc.                               4.625         1/15/2008           628,986
     900,000   Comcast Cable Communications, Inc.                               6.875         6/15/2009         1,040,521
     900,000   Cox Enterprises, Inc.                                            8.000         2/15/2007         1,053,965
     750,000   Deutsche Telekom AG                                              8.250         6/15/2005           836,346
     150,000   Echostar Communications Corporation(c)                           5.750         5/15/2008           158,812
     125,000   Lin Television Corporation                                       6.500         5/15/2013           124,688
     600,000   News America, Inc.                                               4.750         3/15/2010           627,130
     500,000   Sprint Capital Corporation                                       7.625         1/30/2011           570,723
     600,000   TELUS Corporation                                                7.500          6/1/2007           669,000
     675,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011           744,914
     500,000   Vivendi Universal SA                                             9.250         4/15/2010           568,750
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,644,966
=========================================================================================================================

Consumer Cyclical (3.1%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   AOL Time Warner, Inc.                                            6.125         4/15/2006           820,084
     125,000   Brinker International, Inc.                                Zero Coupon        10/10/2021            88,594
     900,000   Cendant Corporation                                              6.875         8/15/2006         1,006,692
     300,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008           307,739
   1,500,000   Ford Credit Floorplan Master Owner Trust,
               Series 2001-2, Class A(b,c)                                      1.320         7/15/2003         1,504,590
     250,000   Ford Motor Credit Company                                        6.875          2/1/2006           265,150
     200,000   Gap, Inc.                                                        6.900         9/15/2007           215,500
     125,000   Gap, Inc.                                                        5.750         3/15/2009           167,969
   1,000,000   General Motors Acceptance Corporation                            4.500         7/15/2006         1,004,770
     450,000   Park Place Entertainment Corporation                             8.125         5/15/2011           493,875
     250,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010           260,000
     250,000   Ryland Group, Inc.                                               5.375          6/1/2008           258,125
     150,000   Yum! Brands, Inc.                                                7.700          7/1/2012           171,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,564,088
=========================================================================================================================

Consumer Non-Cyclical (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Amgen, Inc.                                                Zero Coupon          3/1/2032           157,000
     600,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           702,458
     200,000   Bunge Ltd Finance Corporation                                    3.750        11/15/2022           225,250
     350,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           374,500
     750,000   Gillette Company(c)                                              3.500        10/15/2007           766,958
     500,000   Kellogg Company                                                  6.000          4/1/2006           551,210
     225,000   Omnicare, Inc.                                                   6.125          6/1/2013           229,500
     400,000   Qwest Diagnostic, Inc.                                           1.750        11/30/2021           411,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      3,417,876
=========================================================================================================================

Energy (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Key Energy Services, Inc.                                        6.375          5/1/2013           203,000
     750,000   Occidental Petroleum Corporation(c)                              4.000        11/30/2007           786,962
     750,000   Ocean Energy, Inc.                                               4.375         10/1/2007           788,642
     350,000   Premco Refining Group(c)                                         9.250          2/1/2010           381,500
     125,000   Pride International, Inc.                                        2.500          3/1/2007           159,375
     375,000   XTO Energy, Inc.                                                 6.250         4/15/2013           398,438
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,717,917
=========================================================================================================================

Financials (20.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Bank One Corporation                                             2.625         6/30/2008           983,127
   1,500,000   Bank One Issuance Trust(b)                                       1.360         7/15/2003         1,500,825
     750,000   Bear Stearns Company, Inc.                                       3.000         3/30/2006           769,388
     900,000   Boeing Capital Corporation                                       5.750         2/15/2007           982,990
     300,000   Capital One Bank                                                 6.875          2/1/2006           321,911
     600,000   CIT Group, Inc.                                                  4.000          5/8/2008           611,024
     900,000   Citigroup, Inc.(b)                                               1.360          8/7/2003           900,537
   1,000,000   Countrywide Home Loans, Inc.                                     3.250         5/21/2008         1,004,829
     600,000   Credit Suisse First Boston USA, Inc.                             4.625         1/15/2008           640,725
     900,000   CS First Boston Mortgage Securities Corporation                  3.861         3/15/2036           928,966
   1,000,000   First National Master Note Trust(b)                              1.280         7/15/2003         1,001,917
     750,000   Goldman Sachs Group, Inc.                                        4.125         1/15/2008           788,139
     175,000   Goldman Sachs Group, Inc.                                        0.250         6/20/2013           166,276
     750,000   Honda Auto Receivables Owner Trust(c)                            2.480         7/18/2008           761,626
     250,000   Household Finance Corporation                                    5.750         1/30/2007           275,910
     350,000   Household Finance Corporation                                    5.875          2/1/2009           390,204
     500,000   International Lease Finance Corporation                          4.000         1/17/2006           513,906
   1,250,000   J.P. Morgan Chase & Company                                      6.400         6/20/2008         1,267,188
     400,000   J.P. Morgan Chase & Company                                      8.000         6/20/2008           413,000
   1,680,000   Lehman Brothers, Inc.(b)                                         6.539         8/15/2007         1,844,820
     500,000   Marsh & McLennan Companies, Inc.                                 5.375         3/15/2007           550,512
   1,000,000   Monumental Global Funding II                                     3.850          3/3/2008         1,033,603
  15,544,000   Morgan Stanley and Company                                       5.878          3/1/2007        17,096,531
     450,000   Morgan Stanley and Company(d)                                    9.414        12/15/2012           462,510
   1,500,000   National City Credit Card Master Trust(b)                        1.330         7/15/2003         1,504,192
     900,000   Prudential Financial, Inc.(c)                                    3.750          5/1/2008           926,819
     700,000   Textron Financial Corporation                                    2.750%         6/1/2006           698,969
     750,000   TIAA Global Markets                                              4.125        11/15/2007           793,760
     750,000   Union Planters Bank                                              5.125         6/15/2007           807,794
     750,000   US Bancorp                                                       2.750         3/30/2006           765,434
     750,000   Washington Mutual Bank(b)                                        4.070        12/25/2032           753,937
     750,000   Washington Mutual, Inc.                                          4.375         1/15/2008           793,692
     750,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007           814,180
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                43,069,241
=========================================================================================================================

Foreign (3.1%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Corporacion Andina de Fomento                                    6.875         3/15/2012           853,829
     750,000   Export Development Canada                                        2.750        12/12/2005           768,462
     900,000   Korea Development Bank                                           4.250        11/13/2007           929,257
     500,000   Mexico Government International                                  9.875          2/1/2010           641,250
     750,000   Nordic Investment Bank                                           2.750         1/11/2006           767,192
     312,500   Pemex Finance, Ltd.                                              8.450         2/15/2007           349,275
     900,000   Republic of Italy(c)                                             2.500         3/31/2006           917,495
   1,250,000   Sallie Mae, Inc.                                                 2.000         3/15/2005         1,263,925
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    6,490,685
=========================================================================================================================

Mortgage-Backed Securities (7.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Federal National Mortgage Association 15-Yr. Conventional(e)     4.500          7/1/2018         3,060,000
  11,500,000   Federal National Mortgage Association 15-Yr. Conventional(e)     5.500          7/1/2018        11,942,037
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                15,002,037
=========================================================================================================================

Municipal Bonds (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan Airports Commission(c)       4.850          1/1/2006           529,365
     600,000   Oregon School Boards Association Taxable Pension Bonds     Zero Coupon         6/30/2005           576,000
     750,000   Washington State Office of the State Treasurer                   4.500          7/1/2007           801,090
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,906,455
=========================================================================================================================

Other (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Harvard University, MA                                           8.125         4/15/2007           904,665
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        904,665
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Flextronics International, Ltd.                                  6.500         5/15/2013           240,625
     150,000   Unisys Corporation                                               6.875         3/15/2010           156,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   396,625
=========================================================================================================================

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Delta Air Lines, Inc.                                            6.417          7/2/2012           811,429
     250,000   Hertz Corporation(c)                                             7.400          3/1/2011           256,048
   1,000,000   Union Pacific Company(c)                                         3.625          6/1/2010           989,601
     736,183   United AirLines, Inc.(f)                                         7.186          4/1/2011           629,053
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,686,131
=========================================================================================================================

U.S. Government (24.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   U.S. Department of Housing and Urban Development                 3.450          8/1/2006         1,046,284
   5,000,000   U.S. Treasury Notes                                              3.250         5/31/2004         5,100,975
   8,775,000   U.S. Treasury Notes(c)                                           2.250         7/31/2004         8,888,461
     750,000   U.S. Treasury Notes                                              2.125        10/31/2004           759,990
   1,050,000   U.S. Treasury Notes                                              1.625         1/31/2005         1,057,219
   7,000,000   U.S. Treasury Notes                                              1.625         3/31/2005         7,048,125
   1,350,000   U.S. Treasury Notes                                              1.625         4/30/2005         1,358,859
  12,750,000   U.S. Treasury Notes                                              1.250         5/31/2005        12,742,528
     500,000   U.S. Treasury Notes                                              5.625         2/15/2006           552,832
     500,000   U.S. Treasury Notes                                              2.000         5/15/2006           505,312
   9,284,800   U.S. Treasury Notes                                              3.375         1/15/2007        10,195,871
   1,000,000   U.S. Treasury Notes                                              4.375         5/15/2007         1,086,406
     750,000   U.S. Treasury Notes                                              4.375         8/15/2012           804,170
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           51,147,032
=========================================================================================================================

Utilities (5.3%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Duke Capital Corporation                                         6.250         10/1/2009           686,429
     225,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           244,125
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           555,400
     750,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           912,017
   1,250,000   Midamerican Energy Holdings Company                              3.500         5/15/2008         1,256,724
     900,000   National Rural Utilities(b,c)                                    1.690          8/7/2003           900,386
     750,000   NiSource Finance Corporation                                     7.625        11/15/2005           820,012
     750,000   Pepco Holdings, Inc.                                             3.750         2/15/2006           775,464
     600,000   Pinnacle West Capital Corporation                                6.400          4/1/2006           648,269
     800,000   Power Contract Financing, LLC                                    5.200          2/1/2006           804,896
     800,000   PSEG Energy Holdings, Inc.                                       7.750         4/16/2007           846,000
     600,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           603,205
     850,000   TXU Corporation                                                  6.375         6/15/2006           904,188
   1,000,000   Xcel Energy, Inc.                                                7.000         12/1/2010         1,143,660
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,100,775
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $179,034,016)                                               183,136,595
=========================================================================================================================

      Shares   Preferred Stock (0.4%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
       1,800   Alltel Corporation                                                                                 $89,550
       7,000   General Motors*                                                                                    174,300
      20,000   Travelers Property Casualty Company                                                                484,200
       1,000   Anthem, Inc                                                                                         93,250
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $855,111)                                                              841,300
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (12.2%)                        Interest Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Cintas Group                                                     0.941%        7/23/2003        $4,997,128
   5,000,000   Kitty Hawk Funding Corporation                                   1.001         7/23/2003         4,996,944
   5,000,000   Montauk Funding Corporation                                      1.101          7/9/2003         4,998,778
   7,820,000   New Center Asset Trust                                           1.350          7/1/2003         7,820,000
   1,697,000   Stellar Funding Group, Inc.                                      1.272         7/14/2003         1,696,222
   1,000,000   Triple A-1 Funding Corporation                                   1.091         7/28/2003           999,183
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                25,508,255
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $205,397,382)                                                         $209,486,150
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investment are shown as a percentage of total investments.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) Earmarked as collateral as discussed in the notes to
    the financial statements.

(d) Step coupon bond.

(e) Denotes investments purchased on a when-issued basis.

(f) In bankruptcy.

(g) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of June 30, 2003 (unaudited)(a)

   Principal
      Amount   Certificates of Deposit (9.0%)                           Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking - Domestic (9.0%)
-------------------------------------------------------------------------------------------------------------------------
  $8,000,000   Abbey National Treasury North America                            1.910%       10/22/2003        $8,000,000
   7,000,000   Barclays Bank NY plc                                             1.250         7/28/2003         7,000,025
   7,500,000   Citibank                                                         1.250         7/30/2003         7,500,000
   1,000,000   Toronto Dominion Bank                                            1.840         8/27/2003         1,000,022
   7,000,000   Wells Fargo Financial, Inc.                                      1.230          7/7/2003         7,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        30,500,047
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   30,500,047
=========================================================================================================================
   Principal
      Amount   Commercial Paper (88.7%)                                 Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (37.1%)
-------------------------------------------------------------------------------------------------------------------------
  $6,500,000   Amsterdam Funding Corporation                                    1.262%         7/8/2003        $6,498,408
   7,000,000   Asset Securitization Cooperative Corporation                     1.243         7/18/2003         6,995,901
   5,750,000   Asset Securitization Cooperative Corporation                     0.981         7/29/2003         5,745,617
   7,000,000   Ciesco, LP                                                       1.233         7/29/2003         6,993,303
   8,000,000   Ciesco, LP                                                       1.002         8/15/2003         7,990,000
   7,000,000   Corporate Receivables Corporation                                1.162         7/22/2003         6,995,263
   2,550,000   Edison Asset Securitization, LLC                                 1.154         7/10/2003         2,549,267
   7,250,000   Edison Asset Securitization, LLC                                 1.255         8/27/2003         7,235,651
   7,250,000   GOVCO, Inc.                                                      1.264         7/14/2003         7,246,701
   1,500,000   GOVCO, Inc.                                                      1.234         8/13/2003         1,497,796
   8,000,000   Montauk Funding Corporation                                      1.061         7/23/2003         7,994,818
   6,250,000   Park Avenue Receivables Corporation                              1.021         7/23/2003         6,246,104
   7,500,000   Park Avenue Receivables Corporation                              1.152          8/4/2003         7,491,854
   6,250,000   Sheffield Receivables Corporation                                1.101         7/14/2003         6,247,517
   3,100,000   Sheffield Receivables Corporation                                1.222         7/22/2003         3,097,794
   1,690,000   Sheffield Receivables Corporation                                1.042         9/18/2003         1,686,143
   2,000,000   Thunder Bay Funding, Inc.                                        1.231         7/11/2003         1,999,317
   5,937,000   Thunder Bay Funding, Inc.                                        1.253         7/15/2003         5,934,114
   6,300,000   Thunder Bay Funding, Inc.                                        1.242         7/28/2003         6,294,141
   5,000,000   Triple A-1 Funding Corporation                                   1.001         7/28/2003         4,996,250
   7,500,000   Triple A-1 Funding Corporation                                   1.233          8/8/2003         7,490,262
   6,250,000   Windmill Funding Corporation                                     1.261          7/2/2003         6,249,781
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  125,476,002
=========================================================================================================================

Banking - Domestic (8.9%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Abbey National North America                                     1.330          7/1/2003         8,000,000
   7,000,000   Stadshypotek Delaware, Inc.                                      1.032         8/12/2003         6,991,588
   4,250,000   UBS Finance Corporation                                          0.936         8/22/2003         4,244,260
     800,000   UBS Finance Corporation                                          1.053         9/24/2003           798,017
  10,130,000   Venture Business Trust                                           1.310          7/1/2003        10,130,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        30,163,865
=========================================================================================================================

Banking - Foreign (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Royal Bank of Scotland Group plc                                 1.033         9/22/2003         6,484,564
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                          6,484,564
=========================================================================================================================

Communications Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,900,000   SBC International, Inc.                                          1.222         7/17/2003         3,897,885
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    3,897,885
=========================================================================================================================

Consumer Non-Cyclical (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Procter & Gamble Company                                         1.750          8/7/2003         7,967,705
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      7,967,705
=========================================================================================================================

Education (4.1%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   Northwestern University                                          1.252         7/10/2003           599,812
   1,500,000   Northwestern University                                          1.253         7/15/2003         1,499,271
   2,500,000   Northwestern University                                          1.146         11/4/2003         2,490,025
   5,000,000   Northwestern University                                          1.014        11/18/2003         4,980,361
   4,400,000   Stanford University                                              1.232         7/24/2003         4,396,542
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                 13,966,011
=========================================================================================================================

Energy (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   7,800,000   Shell Finance (UK) plc                                           1.280         9/18/2003         7,778,261
   7,000,000   Total Fina Elf SA                                                1.222         7/15/2003         6,996,679
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    14,774,940
=========================================================================================================================

Finance (11.8%)
-------------------------------------------------------------------------------------------------------------------------
   7,500,000   Alcon Capital Corporation                                        1.214         8/20/2003         7,487,396
   7,500,000   American General Finance Corporation                             1.133         8/18/2003         7,488,700
   4,500,000   Citigroup, Inc.                                                  1.022          9/5/2003         4,491,585
   4,750,000   Goldman Sachs Group, Inc.                                        0.923        11/13/2003         4,733,613
   2,800,000   JMG Funding, LP                                                  1.271          7/1/2003         2,800,000
   3,735,000   Nestle Capital                                                   1.022          8/5/2003         3,731,296
   6,250,000   Paradigm Funding, LLC                                            1.233         7/25/2003         6,244,875
   3,000,000   Paradigm Funding, LLC                                            1.032         8/11/2003         2,996,481
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   39,973,946
=========================================================================================================================

Food & Beverage (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Cargill, Inc.                                                    1.278          7/9/2003         2,499,295
   7,500,000   Cargill, Inc.                                                    1.093          9/8/2003         7,484,331
-------------------------------------------------------------------------------------------------------------------------
               Total Food & Beverage                                                                            9,983,626
=========================================================================================================================

Insurance (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,498,000   American Family Financial Services, Inc.                         1.275          8/6/2003         2,494,827
   2,500,000   American Family Financial Services, Inc.                         1.225         9/19/2003         2,493,222
   7,000,000   Swiss Reinsurance Company                                        1.244          7/7/2003         6,998,553
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 11,986,602
=========================================================================================================================

U.S. Government (5.9%)
-------------------------------------------------------------------------------------------------------------------------
     372,000   Federal Farm Credit Corporation                            Zero Coupon          8/1/2003           371,599
   3,518,000   Federal Home Loan Bank                                     Zero Coupon          9/4/2003         3,507,647
   2,500,000   Federal Home Loan Bank                                           1.275        10/20/2003         2,529,094
   8,000,000   Federal Home Loan Mortgage Corporation                     Zero Coupon         8/14/2003         7,987,875
   2,617,000   Federal Home Loan Mortgage Corporation                     Zero Coupon         9/11/2003         2,608,468
   1,000,000   Federal Home Loan Mortgage Corporation                           1.505         9/15/2003         1,004,147
   2,000,000   Federal National Mortgage Association                            1.494         8/15/2003         2,006,134
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           20,014,964
=========================================================================================================================

Utilities (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   General Electric Capital Corporation                             1.233         7/21/2003           999,317
   7,000,000   General Electric Capital Corporation                             1.253         7/23/2003         6,994,653
   7,000,000   General Electric Capital Corporation                             1.214         8/28/2003         6,986,354
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 14,980,324
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         299,670,434
=========================================================================================================================
   Principal
      Amount   Variable Rate Notes (2.3%)                               Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,400,000   American Honda Finance Corporation(c)                            1.256%        7/11/2003        $5,400,000
   2,300,000   Illinois Student Assistance Commission(c)                        1.030          7/2/2003         2,300,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                        7,700,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $337,870,481
=========================================================================================================================

(a) The categories of investment are shown as a percentage of total investments.

(b) The interest rate shown reflects the current yieldor, for securities purchased at a discount, the
    discount rate at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

This page is intentionally left blank.

LB Series Fund, Inc.
Statement of Assets and Liabilities

                                         Small Cap    Opportunity  Mid Cap Select       Mid Cap         World
                                            Growth         Growth          Growth        Growth        Growth
As of June 30, 2003 (unaudited)          Portfolio      Portfolio       Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                    $22,647,529   $208,051,054     $17,595,327  $363,815,652  $396,438,702
Investments at value                    22,692,649    219,605,458      19,901,628   390,250,269   335,170,346

Cash                                           594         19,154             104        10,985     2,628,574 1
Dividends and interest receivable            3,463         20,915           4,613        61,734       980,183
Receivable for investments sold             40,923      5,922,777         290,349     5,330,832       763,155
Receivable for fund shares sold             71,267         55,812          73,113       297,681       132,304
Receivable for forward contracts                --             --              --            --       420,213
Total Assets                            22,808,896    225,624,116      20,269,807   395,951,501   340,094,775

Liabilities
Payable for investments purchased          188,721      6,901,248         229,514     1,217,927            --
Payable for fund shares redeemed            38,798        213,985              --       277,094       208,442
Payable for forward contracts                   --             --              --            --       419,158
Open options written, at value                  --             --              --            --            --
Payable to affiliate                        22,102         74,021          17,465       134,027       155,114
Total Liabilities                          249,621      7,189,254         246,979     1,629,048       782,714

Net Assets
Capital stock (beneficial interest)     25,697,177    361,281,952      25,935,226   549,025,852   489,738,788
Accumulated undistributed net
investment income/(loss)                   (61,607)      (108,145)        (39,410)     (100,287)    3,933,781
Accumulated undistributed net
realized loss on investments and
foreign currency transactions           (3,121,415)  (154,293,349)     (8,179,305) (181,037,729)  (93,142,978)
Net unrealized appreciation/
(depreciation) on:
Investments                                 45,120     11,554,404       2,306,301    26,434,617   (61,268,356)
Options contracts                               --             --              --            --            --
Foreign currency forward contracts              --             --              --            --         1,055
Foreign currency transactions                   --             --              16            --        49,771
Total Net Assets                       $22,559,275   $218,434,862     $20,022,828  $394,322,453  $339,312,061

Capital shares outstanding               2,557,124     27,144,810       2,842,844    34,968,129    39,054,044

Net asset value per share                    $8.82          $8.05           $7.04        $11.28         $8.69

Statement of Assets and Liabilities - continued

                                                                        Investors        Growth
                                           All Cap           Growth        Growth         Stock         Value
As of June 30, 2003 (unaudited)          Portfolio        Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                    $36,040,431   $2,294,226,085   $26,742,156   $43,203,807  $150,255,986
Investments at value                    38,435,347    2,225,534,336    28,826,137    46,186,801   156,079,755

Cash                                           623           16,347         1,089           233         9,490
Dividends and interest receivable           27,979        1,255,596        16,736        39,088       147,917
Receivable for investments sold            260,609       42,829,291       647,942       107,308            --
Receivable for fund shares sold             60,867          282,522        75,947       130,143       278,732
Receivable for forward contracts                --               --            --            --            --
Total Assets                            38,785,425    2,269,918,092    29,567,851    46,463,573   156,515,894

Liabilities
Payable for investments purchased          256,146       48,653,550       973,422       499,905     2,665,584
Payable for fund shares redeemed             2,584        2,038,040            29         3,368        12,344
Payable for forward contracts                   --               --            --            --            --
Open options written, at value                  --           57,525 2          --            --            --
Payable to affiliate                        31,775          765,281        21,718        32,065        77,351
Total Liabilities                          290,505       51,514,396       995,169       535,338     2,755,279

Net Assets
Capital stock (beneficial interest)     52,599,101    3,839,529,549    31,666,598    48,019,190   164,560,824
Accumulated undistributed net
investment income/(loss)                    46,090        5,930,931        16,171        56,719       770,865
Accumulated undistributed net
realized loss on investments and
foreign currency transactions          (16,545,187)  (1,558,412,672)   (5,194,064)   (5,130,804)  (17,394,843)
Net unrealized appreciation/
(depreciation) on:
Investments                              2,394,916      (68,691,749)    2,083,981     2,982,994     5,823,769
Options contracts                               --           47,637            --            --            --
Foreign currency forward contracts              --               --            --            --            --
Foreign currency transactions                   --               --            (4)          136            --
Total Net Assets                       $38,494,920   $2,218,403,696   $28,572,682   $45,928,235  $153,760,615

Capital shares outstanding               5,608,774      185,116,767     3,418,975     5,153,469    18,019,559

Net asset value per share                    $6.86           $11.98         $8.36         $8.91         $8.53

Statement of Assets and Liabilities - continued

                                                                              Limited         Money
                                        High Yield          Income           Maturity        Market
As of June 30, 2003 (unaudited)          Portfolio       Portfolio     Bond Portfolio     Portfolio
---------------------------------------------------------------------------------------------------
Assets
Investments at cost                   $840,866,339  $1,150,630,097       $205,397,382  $337,870,481
Investments at value                   778,895,383   1,207,532,098        209,486,150   337,870,481

Cash                                       122,185           8,377              8,066         7,870
Dividends and interest receivable       15,425,665      10,977,945          1,323,273       251,440
Receivable for investments sold          4,268,539      34,609,592          1,646,426            --
Receivable for fund shares sold            209,569         318,100            438,777     1,513,531
Total Assets                           798,921,341   1,253,446,112        212,902,692   339,643,322

Liabilities
Payable for investments purchased        6,838,543     104,418,915         16,224,230            --
Payable for fund shares redeemed           456,674         785,289             38,990       883,401
Payable for variation margin                    --         339,375                 --            --
Payable to affiliate                       266,909         487,101             71,908       116,949
Total Liabilities                        7,562,126     106,030,680         16,335,128     1,000,350

Net Assets
Capital stock (beneficial interest)  1,707,415,710   1,115,741,956        190,573,533   338,642,972
Accumulated undistributed net
investment income                        1,229,331              --                 --            --
Accumulated undistributed net
realized gain/(loss) on investments
and foreign currency transactions     (855,314,870)    (25,883,263)         1,905,263            --
Net unrealized appreciation/
(depreciation) on:
Investments                            (61,970,956)     56,902,001          4,088,768            --
Futures contracts                               --         654,738                 --            --
Total Net Assets                      $791,359,215  $1,147,415,432       $196,567,564  $338,642,972

Capital shares outstanding             161,204,896     111,607,959         18,974,724   338,642,972

Net asset value per share                    $4.91          $10.28             $10.36         $1.00

1 Includes foreign currency holdings of $2,607,527.

2 Premium received on written options of $105,162.

The accompanying notes to the financial statements are an integral part of this statement.

LB Series Fund, Inc.
Statement of Operations

                                           Small Cap  Opportunity  Mid Cap Select      Mid Cap
For the six months ended                      Growth       Growth          Growth       Growth
June 30, 2003 (unaudited)                  Portfolio    Portfolio       Portfolio    Portfolio
----------------------------------------------------------------------------------------------
Investment Income
Dividends                                    $43,570     $221,294         $42,591     $505,836
Taxable interest                               5,634       60,037           5,488       98,854
Foreign dividend tax witholding                 (897)      (2,281)           (757)      (2,009)
Total Investment Income                       48,307      279,050          47,322      602,681

Expenses
Adviser fees                                  43,966      387,195          40,957      702,968
Subadviser fees                               65,948           --          45,775           --
Administrative service and pricing fees        3,043        9,807           3,015        8,481
Custody fees                                   6,001       48,818          17,269       43,145
Printing and postage expenses                  2,433        6,305           2,913        8,169
Audit fees                                     3,391        4,013           3,391        5,518
Legal fees                                       777        1,845             760        2,791
Directors' fees                                1,120        1,120           1,120        1,120
Other expenses                                 5,568        4,406           4,195        4,551
Total Expenses Before Reimbursement          132,247      463,509         119,395      776,743

Less:
Reimbursement from adviser                   (22,330)     (76,259)        (32,660)     (73,685)
Fees paid indirectly                              (3)         (55)             (3)         (90)
Total Net Expenses                           109,914      387,195          86,732      702,968

Net Investment Loss                          (61,607)    (108,145)        (39,410)    (100,287)

Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                 (697,432)  (4,732,740)        885,501  (23,191,919)
Foreign currency transactions                     --           --            (103)          --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                4,020,002   34,075,399       2,599,606   80,189,568
Foreign currency forward contracts                --           --              35           --
Foreign currency transactions                     --           --             (19)          --

Net Realized and Unrealized Gains on
Investments and Foreign Currency
Transactions                               3,322,570   29,342,659       3,485,020   56,997,649

Net Increase in Net Assets Resulting
From Operations                           $3,260,963  $29,234,514      $3,445,610  $56,897,362

Statement of Operations - continued

                                                World                              Investors      Growth
For the six months ended                       Growth     All Cap         Growth      Growth       Stock
June 30, 2003 (unaudited)                   Portfolio   Portfolio      Portfolio   Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                  $5,952,701    $211,283    $10,029,744    $118,766    $216,990
Taxable interest                              114,250       5,255        203,370       6,869       6,431
Tax exempt interest                                --          --             --          --          --
Foreign dividend tax witholding              (801,563)         --        (55,684)     (1,228)     (4,872)
Total Investment Income                     5,265,388     216,538     10,177,430     124,407     218,549

Expenses
Adviser fees                                  548,308      62,813      4,172,458      50,736      69,876
Subadviser fees                               783,299     107,635             --      57,500      89,841
Administrative service and pricing fees        10,322       3,030         24,485       3,038       3,056
Custody fees                                  118,042       8,698        124,985      33,258      12,312
Printing and postage expenses                   5,835       2,912         35,841       1,809       3,510
Audit fees                                      5,010       3,391         26,004       3,391       3,391
Legal fees                                      2,567         870         13,314         804         881
Directors' fees                                 1,120       1,120          1,120       1,120       1,120
Other expenses                                  4,043       3,985          7,672       4,078       3,976
Total Expenses Before Reimbursement         1,478,546     194,454      4,405,879     155,734     187,963

Less:
Reimbursement from adviser                   (146,874)    (24,006)      (232,858)    (47,498)    (28,246)
Fees paid indirectly                              (65)         --           (563)         --          --
Total Net Expenses                          1,331,607     170,448      4,172,458     108,236     159,717

Net Investment Income                       3,933,781      46,090      6,004,972      16,171      58,832

Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                               (23,261,915) (1,377,024)  (167,019,077)  1,000,464  (2,206,046)
Options contracts                                  --          --        275,801          --          --
Futures contracts                                  --     (40,531)            --          --          --
Foreign currency transactions                 556,640          --         (8,667)         66      (2,959)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                41,373,330   4,222,876    421,254,763   2,479,642   7,809,792
Options contracts                                  --          --         47,637          --          --
Futures contracts                                  --          --             --          --          --
Foreign currency forward contracts               (420)         --             --          --          --
Foreign currency transactions                 (35,516)         --             --           1         (49)

Net Realized and Unrealized Gains on
Investments and Foreign Currency
Transactions                               18,632,119   2,805,321    254,550,457   3,480,173   5,600,738

Net Increase in Net Assets Resulting
From Operations                           $22,565,900  $2,851,411   $260,555,429  $3,496,344  $5,659,570

Statement of Operations - continued

                                                                                          Limited      Money
For the six months ended                        Value    High Yield       Income         Maturity     Market
June 30, 2003 (unaudited)                   Portfolio     Portfolio    Portfolio   Bond Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                  $1,087,358    $1,672,056      $53,438          $11,250        $--
Taxable interest                               26,628    37,769,916   28,213,804        2,945,848  2,104,227
Tax exempt interest                                --            --       69,300           21,111      9,076
Foreign dividend tax witholding                (7,052)           --           --               --         --
Total Investment Income                     1,106,934    39,441,972   28,336,542        2,978,209  2,113,303

Expenses
Adviser fees                                  336,069     1,484,450    2,265,912          353,074    633,274
Subadviser fees                                    --            --           --               --         --
Administrative service and pricing fees         4,005        12,305       14,029            5,300      9,638
Custody fees                                   23,508        63,708       76,054           30,004     31,664
Printing and postage expenses                  28,740        15,451       17,025           12,629     29,817
Audit fees                                      3,391         9,365       12,081            3,391      4,788
Legal fees                                      1,231         5,103        7,632            1,654      2,576
Directors' fees                                 1,120         1,120        1,120            1,120      1,120
Other expenses                                  4,140         5,105        6,193            3,521      4,043
Total Expenses Before Reimbursement           402,204     1,596,607    2,400,046          410,693    716,920

Less:
Reimbursement from adviser                    (66,115)     (111,725)    (134,018)         (57,601)   (83,424)
Fees paid indirectly                              (20)         (432)        (116)             (18)      (222)
Total Net Expenses                            336,069     1,484,450    2,265,912          353,074    633,274

Net Investment Income                         770,865    37,957,522   26,070,630        2,625,135  1,480,029

Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                (3,661,691)  (64,012,195)  23,608,352        1,920,406         --
Options contracts                                  --            --           --               --         --
Futures contracts                                  --       (20,501)  (6,406,835)              --         --
Foreign currency transactions                      --         5,898           --               --         --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                13,454,169   144,644,998   32,002,807        1,979,257         --
Options contracts                                  --            --           --               --         --
Futures contracts                                  --            --    1,824,361               --         --
Foreign currency forward contracts                 --            --           --               --         --
Foreign currency transactions                      --            --           --               --         --

Net Realized and Unrealized Gains on
Investments and Foreign Currency
Transactions                                9,792,478    80,618,200   51,028,685        3,899,663         --

Net Increase in Net Assets Resulting
From Operations                           $10,563,343  $118,575,722  $77,099,315       $6,524,798 $1,480,029

The accompanying notes to the financial statements are an integral part of this statement.

LB Series Fund, Inc.
Statement of Changes in Net Assets

                                         Small Cap                     Opportunity
                                      Growth Portfolio               Growth Portfolio
                                 ------------------------      -------------------------
For the six months and            6/30/2003                     6/30/2003
Year ended, respectively         (unaudited)   12/31/2002      (unaudited)    12/31/2002
----------------------------------------------------------------------------------------
Operations
Net investment income/(loss)       $(61,607)     $(94,476)      $(108,145)     $(126,658)
Net realized gains/
(losses) on:
Investments                        (697,432)   (2,423,983)     (4,732,740)   (68,380,714)
Foreign currency transactions            --            --              --             --
Change in net unrealized
appreciation/(depreciation) on:
Investments                       4,020,002    (4,253,424)     34,075,399    (38,061,798)
Foreign currency forward
contracts                                --            --              --             --
Foreign currency transactions            --            --              --             --

Net Change in Net Assets
Resulting From Operations         3,260,963    (6,771,883)     29,234,514   (106,569,170)

Distributions to Shareholders
From net investment income               --            --              --       (713,639)
From net realized gains                  --            --              --             --

Total Distributions to
Shareholders                             --            --              --       (713,639)

Capital Stock Transactions       (1,025,965)   21,401,917      (7,557,963)   (57,085,942)

Net Increase/(Decrease)
in Net Assets                     2,234,998    14,630,034      21,676,551   (164,368,751)

Net Assets, Beginning of Period  20,324,277     5,694,243     196,758,311    361,127,062

Net Assets, End of Period       $22,559,275   $20,324,277    $218,434,862   $196,758,311

                                            All Cap                        Growth
                                           Portfolio                     Portfolio
                                 ------------------------      -------------------------
For the six months and            6/30/2003                     6/30/2003
Year ended, respectively         (unaudited)   12/31/2002      (unaudited)    12/31/2002
----------------------------------------------------------------------------------------
Operations
Net investment income/(loss)        $46,090      $(57,625)     $6,004,972    $12,880,280
Net realized gains/
(losses) on:
Investments                      (1,377,024)  (15,116,290)   (167,019,077)  (823,595,023)
Options contracts                        --            --         275,801      1,397,256
Futures contracts                   (40,531)           --              --             --
Foreign currency transactions            --            --          (8,667)            --
Change in net unrealized
appreciation/(depreciation) on:
Investments                       4,222,876    (1,950,891)    421,254,763   (211,172,120)
Options contracts                        --            --          47,637             --
Foreign currency transactions            --            --              --             --

Net Change in Net Assets
Resulting From Operations         2,851,411   (17,124,806)    260,555,429 (1,020,489,607)

Distributions to Shareholders
From net investment income               --            --     (11,996,303)   (16,584,638)
From net realized gains                  --       (36,709)             --             --

Total Distributions to Shareholders      --       (36,709)    (11,996,303)   (16,584,638)

Capital Stock Transactions           93,829    46,326,642     (34,886,203)  (565,909,289)

Net Increase/(Decrease)
in Net Assets                     2,945,240    29,165,127     213,672,923 (1,602,983,534)

Net Assets, Beginning of Period  35,549,680     6,384,553   2,004,730,773  3,607,714,307

Net Assets, End of Period       $38,494,920   $35,549,680  $2,218,403,696 $2,004,730,773

                                       Mid Cap Select                 Mid Cap                      World
                                      Growth Portfolio            Growth Portfolio            Growth Portfolio
                                  ------------------------    ------------------------    ------------------------
For the six months and            6/30/2003                   6/30/2003                   6/30/2003
Year ended, respectively         (unaudited)   12/31/2002    (unaudited)   12/31/2002    (unaudited)   12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)       $(39,410)     $(56,976)    $(100,287)    $(268,380)   $3,933,781    $4,122,507
Net realized gains/
(losses) on:
Investments                         885,501    (9,061,647)  (23,191,919)  (84,008,385)  (23,261,915)  (52,074,616)
Foreign currency transactions          (103)           23            --            --       556,640     1,122,824
Change in net unrealized
appreciation/(depreciation) on:
Investments                       2,599,606      (568,058)   80,189,568   (55,318,739)   41,373,330   (27,334,153)
Foreign currency forward
contracts                                35            --            --            --          (420)        1,475
Foreign currency transactions           (19)           --            --            --       (35,516)      139,066

Net Change in Net Assets
Resulting From Operations         3,445,610    (9,686,658)   56,897,362  (139,595,504)   22,565,900   (74,022,897)

Distributions to Shareholders
From net investment income               --            --            --      (644,695)   (5,007,543)   (1,948,069)
From net realized gains                  --       (25,715)           --            --            --            --

Total Distributions to
Shareholders                             --       (25,715)           --      (644,695)   (5,007,543)   (1,948,069)

Capital Stock Transactions         (984,717)   21,221,130   (11,368,000)  (48,896,090)   (1,541,187)  (40,763,905)

Net Increase/(Decrease)
in Net Assets                     2,460,893    11,508,757    45,529,362  (189,136,289)   16,017,170  (116,734,871)

Net Assets, Beginning of Period  17,561,935     6,053,178   348,793,091   537,929,380   323,294,891   440,029,762

Net Assets, End of Period       $20,022,828   $17,561,935  $394,322,453  $348,793,091  $339,312,061  $323,294,891

                                        Investors                    Growth                       Value
                                     Growth Portfolio            Stock Portfolio                Portfolio
                                 ------------------------     ------------------------    ------------------------
For the six months and            6/30/2003                   6/30/2003                   6/30/2003
Year ended, respectively         (unaudited)   12/31/2002    (unaudited)   12/31/2002    (unaudited)   12/31/2002
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)        $16,171       $24,052       $58,832       $74,364      $770,865      $932,577
Net realized gains/
(losses) on:
Investments                       1,000,464    (6,179,611)   (2,206,046)   (2,922,049)   (3,661,691)  (13,731,050)
Options contracts                        --            --            --            --            --            --
Futures contracts                        --            --            --            --            --            --
Foreign currency transactions            66           220        (2,959)      (11,362)           --            --
Change in net unrealized
appreciation/(depreciation) on:
Investments                       2,479,642      (448,695)    7,809,792    (4,899,694)   13,454,169    (7,696,328)
Options contracts                        --            --            --            --            --            --
Foreign currency transactions             1            (5)          (49)          331            --            --

Net Change in Net Assets
Resulting From Operations         3,496,344    (6,604,039)    5,659,570    (7,758,410)   10,563,343   (20,494,801)

Distributions to Shareholders
From net investment income               --       (24,426)           --       (62,130)           --      (936,442)
From net realized gains                  --            --            --        (3,134)           --            --

Total Distributions to Shareholders      --       (24,426)           --       (65,264)           --      (936,442)

Capital Stock Transactions          624,397    25,158,952     3,419,821    38,424,543    48,091,447   109,612,508

Net Increase/(Decrease)
in Net Assets                     4,120,741    18,530,487     9,079,391    30,600,869    58,654,790    88,181,265

Net Assets, Beginning of Period  24,451,941     5,921,454    36,848,844     6,247,975    95,105,825     6,924,560

Net Assets, End of Period       $28,572,682   $24,451,941   $45,928,235   $36,848,844  $153,760,615   $95,105,825

Statement of Changes in Net Assets - continued

                                           High Yield                     Income
                                           Portfolio                     Portfolio
                                  -------------------------     --------------------------
For the six months and             6/30/2003                     6/30/2003
Year ended, respectively          (unaudited)    12/31/2002     (unaudited)     12/31/2002
------------------------------------------------------------------------------------------
Operations
Net investment income            $37,957,522   $100,718,674    $26,070,630     $63,207,158
Net realized gains/
(losses) on:
Investments                      (64,012,195)  (295,106,939)    23,608,352     (15,722,315)
Options contracts                         --             --             --         105,339
Futures contracts                    (20,501)      (148,031)    (6,406,835)    (13,089,045)
Foreign currency
transactions                           5,898             --             --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                      144,644,998    110,515,394     32,002,807      33,208,958
Options contracts                         --             --             --          (7,409)
Futures contracts                         --             --      1,824,361      (1,850,951)

Net Change in Net Assets
Resulting From Operations        118,575,722    (84,020,902)    77,099,315      65,851,735

Distributions to Shareholders
From net investment income       (36,585,732)  (100,481,777)   (26,070,630)    (63,207,158)

Capital Stock Transactions       (10,576,247)  (103,253,756)   (49,905,252)    (80,537,817)

Net Increase/(Decrease)
in Net Assets                     71,413,743   (287,756,435)     1,123,433     (77,893,240)

Net Assets, Beginning of Period  719,945,472  1,007,701,907  1,146,291,999   1,224,185,239

Net Assets, End of Period       $791,359,215   $719,945,472 $1,147,415,432  $1,146,291,999
------------------------------------------------------------------------------------------

                                      Limited Maturity               Money Market
                                       Bond Portfolio                 Portfolio
                                  -------------------------     --------------------------
For the six months and             6/30/2003                     6/30/2003
Year ended, respectively          (unaudited)    12/31/2002     (unaudited)     12/31/2002
------------------------------------------------------------------------------------------
Operations
Net investment income             $2,625,135     $3,058,092     $1,480,029      $5,398,258
Net realized gains on:
Investments                        1,920,406        374,338             --              --
Change in net unrealized
appreciation on:
Investments                        1,979,257      2,234,287             --              --

Net Change in Net Assets
Resulting From Operations          6,524,798      5,666,717      1,480,029       5,398,258

Distributions to Shareholders
From net investment income        (2,625,135)    (3,058,092)    (1,480,029)     (5,398,258)
From net realized gains             (344,941)            --             --              --

Total Distributions to
Shareholders                      (2,970,076)    (3,058,092)    (1,480,029)     (5,398,258)

Capital Stock Transactions        33,735,292    135,192,859     19,751,174     (88,801,945)

Net Increase/(Decrease)
in Net Assets                     37,290,014    137,801,484     19,751,174     (88,801,945)

Net Assets, Beginning of Period  159,277,550     21,476,066    318,891,798     407,693,743

Net Assets, End of Period       $196,567,564   $159,277,550   $338,642,972    $318,891,798

The accompanying notes to the financial statements are an integral part of this statement.

LB SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
As of June 30, 2003 (unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered as an open-end investment company under the Investment Company Act of 1940. The Fund is divided into fourteen separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The fourteen Portfolios of the Fund are: Small Cap Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Select Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, All Cap Portfolio, Growth Portfolio, Investors Growth Portfolio, Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio. All Portfolios operate as diversified series of LB Series Fund, Inc. The assets of each Portfolio are segregated and each has a separate class of capital stock.

At the close of business on April 25, 2003, three Portfolios of the LB Series Fund, Inc. acquired all of the net assets of a comparable Portfolio of the AAL Variable Product Series Fund, Inc. The Growth Portfolio acquired all of the net assets of the AAL Variable Product Series Fund Aggressive Growth Portfolio. The AAL Aggressive Growth Portfolio exchanged 1,502,662 shares valued at $8,634,777 for 779,312 shares of the Growth Portfolio. Net assets of the AAL Aggressive Growth Portfolio included unrealized depreciation of $63,036. The Value Portfolio acquired all of the net assets of the AAL Variable Product Series Fund Equity Income Portfolio. The AAL Equity Income Portfolio exchanged 4,282,796 shares valued at $30,315,517 for 3,881,231 shares of the Value Portfolio. Net assets of the AAL Equity Income Portfolio included unrealized depreciation of $2,572,860. The Money Market Portfolio acquired all of the net assets of the AAL Variable Product Series Fund Money Market Portfolio. The AAL Money Market Portfolio exchanged 69,462,396 shares valued at $69,462,396 for 69,462,396 shares of the Money Market Portfolio. Net assets of the AAL Money Market Portfolio included no unrealized appreciation or depreciation.

The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans ("Thrivent Financial"), Thrivent Life Insurance Company, an indirect wholly owned subsidiary of Thrivent Financial for Lutherans, and retirement plans sponsored by Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. If events that materially affect the value of the Portfolios' foreign investments or the foreign currency exchange rates occur after the close of the principal exchange in which the securities are traded, the investments will be valued at their fair value as determined in good faith under the supervision of the Board of Directors by the independent pricing service. For all Portfolios short-term securities with maturities of 60 days or less remaining are valued at amortized cost.

Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

As of June 30, 2003, six securities in the High Yield Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.09% of the High Yield Portfolio's net assets.

Foreign Currency Translation -- The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the World Growth Portfolio could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes -- No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal income taxes and no federal income tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Income and Expenses -- Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Fees Paid Indirectly -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually for all Portfolios at the close of the Fund's fiscal year, unless a Portfolio is subject to excise taxes, which would require an additional distribution after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, Income and Limited Maturity Bond Portfolios; declared daily and reinvested monthly for the Money Market Portfolio; and, declared and reinvested annually after the close of the Fund's fiscal year for the Small Cap Growth, Opportunity Growth, Mid Cap Select Growth, Mid Cap Growth, World Growth, All Cap, Growth, Investors Growth, Growth Stock, and Value Portfolios. Dividends distributed for the Money Market Portfolio also include any short-term net realized gains or losses on the sale of securities.

Options and Financial Futures Contracts -- Each Portfolio, with the exception of the Money Market Portfolio, may buy put and call options, write covered put and call options and buy and sell futures contracts. The Portfolios intend to generally use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Each Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended June 30, 2003, the Growth Portfolio and Income Portfolio engaged in this type of investment.

Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required initial margin deposit are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The future contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss recorded is equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended June 30, 2003, the All Cap Portfolio, High Yield Portfolio, and Income Portfolio engaged in this type of investment.

The Impact of Initial Public Offerings on Performance -- Each of the Portfolios may invest in an initial public offering ("IPO") of a security. On occasion, a Portfolio will participate in an IPO. This presents a Portfolio with the opportunity to "flip" or trade the security at higher prices, resulting in a profit for the Portfolio. Conversely, participation in an IPO may result in a short-term loss for that Portfolio.

Dollar Roll Transactions -- Certain of the Portfolios enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The Income and Limited Maturity Bond Portfolios earned $1,658,164 and $160,992 respectively, from such fees for the six months ended June 30, 2003.

When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets are earmarked on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Repurchase Agreements -- It is the policy of each Portfolio to required the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolios to monitor, on a daily basis, the market value of the repurchase agreement's underlying securities to ensure the existence of a proper level of collateral. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Portfolios' policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund's investment Adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                          $0 to          Over
(M-Millions)                              $500M         $500M
-------------------------------------------------------------
Small Cap Growth Portfolio                1.00%         0.90%
Opportunity Growth Portfolio              0.40%         0.40%
Mid Cap Select Growth Portfolio           0.90%         0.80%
Mid Cap Growth Portfolio                  0.40%         0.40%
World Growth Portfolio                    0.85%         0.85%
All Cap Portfolio                         0.95%         0.90%
Growth Portfolio                          0.40%         0.40%
Investors Growth Portfolio                0.80%         0.70%
Growth Stock Portfolio                    0.80%         0.70%
Value Portfolio                           0.60%         0.60%
High Yield Portfolio                      0.40%         0.40%
Income Portfolio                          0.40%         0.40%
Limited Maturity Bond Portfolio           0.40%         0.40%
Money Market Portfolio                    0.40%         0.40%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The Adviser pays Franklin Advisors, Inc. an annual subadvisory fee for the performance of subadvisory services for the Small Cap Growth Portfolio. The fee payable is equal to 0.60% for the first $200 million, 0.52% for the next $300 million, and 0.50% for average daily net assets over $500 million.

The Adviser pays Massachusetts Financial Services Company (MFS) an annual subadvisory fee for the performance of subadvisory services for the Mid Cap Select Growth Portfolio. The fee payable is equal to 0.475% for the first $100 million, 0.42% for the next $400 million, and 0.35% for average daily net assets over $500 million.

The Adviser pays T. Rowe Price International, Inc. an annual subadvisory fee for the performance of subadvisory services for the World Growth Portfolio. The fee payable is equal to 0.50% of the Portfolio's average daily net assets.

The Adviser pays Fidelity Management & Research Company an annual subadvisory fee for the performance of subadvisory services for the All Cap Portfolio. The fee payable is equal to 0.60% for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million, and 0.45% for average daily net assets over $750 million.

The Adviser pays Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the Investors Growth Portfolio. The fee payable is equal to 0.425% for the first $100 million, 0.40% for the next $400 million, and 0.35% for average daily net assets over $500 million.

The Adviser pays T. Rowe Price Associates, Inc. an annual subadvisory fee for the performance of subadvisory services for the Growth Stock Portfolio. The fee payable is equal to 0.45% for the first $50 million, 0.40% for the next $450 million, and 0.35% for average daily net assets over $500 million.

Other Expenses -- All expenses in excess of each Portfolio's advisory fees are paid or reimbursed to the Fund by Thrivent Financial and Thrivent Life Insurance Company pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, Thrivent Financial and Thrivent Life Insurance Company.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in The Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                      Undistributed  Undistributed
                           Ordinary      Long-Term
Portfolio                    Income   Capital Gain
--------------------------------------------------
World Growth             $5,007,543            $--
Growth                   11,996,303             --
High Yield                3,579,168             --
Limited Maturity Bond       323,859         21,082

At December 31, 2002, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                               Capital Loss       Expiration
Portfolio                         Carryover             Year
------------------------------------------------------------
Small Cap Growth                 $2,168,894             2010
                             ==============

Opportunity Growth              $67,123,059             2009
                                 60,021,339             2010
                             --------------
                               $127,144,398
                             ==============

Mid Cap Select Growth            $7,818,066             2010
                             --------------

Mid Cap Growth                  $62,696,503             2009
                                 75,385,490             2010
                             --------------
                               $138,081,993
                             ==============

World Growth                    $10,531,972             2009
                                 50,319,176             2010
                             --------------
                                $60,851,148
                               ============

All Cap                         $11,053,085             2010
                               ============

Growth                         $304,615,661             2009
                                893,507,659             2010
                             --------------
                             $1,198,123,320
                             ==============

Investors Growth                 $4,088,965             2010
                             ==============

Growth Stock                     $1,542,471             2010
                             ==============

Value                            $5,353,433             2010
                             ==============

High Yield                       $4,536,501             2006
                                    597,597             2007
                                 14,056,111             2008
                                288,927,133             2009
                                184,350,285             2010
                             --------------
                               $492,467,627
                             ==============

Income                          $10,443,655             2008
                                 30,311,285             2010
                             --------------
                                $40,754,940
                             ==============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Portfolios deferred, on a tax basis, the following post-October 2002 losses:

Portfolio                   Post-October Loss
---------------------------------------------
Small Cap Growth                      $43,539
Opportunity Growth                 21,027,621
Mid Cap Select Growth                 524,016
Mid Cap Growth                     17,366,195
World Growth                        8,310,853
All Cap                             3,809,965
Growth                             62,967,868
Investors Growth                      667,316
Growth Stock                          489,109
Value                               7,664,025
High Yield                        297,947,945
Income                                655,350

These amounts are deferred and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                               Ordinary Income          Long-Term Capital Gain
Portfolio                    2002          2001          2002             2001
------------------------------------------------------------------------------
Opportunity Growth       $713,639    $1,231,094           $--      $22,755,810
Mid Cap Select Growth      25,715            --            --               --
Mid Cap Growth            644,695    15,862,793            --       24,990,469
World Growth            1,948,069     3,773,803            --       39,396,536
All Cap                    36,709            --            --               --
Growth                 16,584,638   364,496,454            --      553,668,025
Investors Growth           24,426            --            --               --
Growth Stock               65,264            --            --               --
Value                     936,442            --            --               --
High Yield            100,481,777   142,570,759            --               --
Income                 63,207,158    71,970,016            --               --
Limited Maturity Bond   3,058,092        55,051            --               --
Money Market            5,398,258    13,876,143            --               --

At June 30, 2003, the gross unrealized appreciation and depreciation of investments were as follows:

                                                                Net Unrealized
                          Federal    Unrealized    Unrealized     Appreciation
Portfolio                Tax Cost  Appreciation (Depreciation)   (Depreciation)
------------------------------------------------------------------------------
Small Cap Growth      $22,647,529    $2,236,050   $(2,190,930)         $45,120
Opportunity Growth    208,051,054    29,863,041   (18,308,637)      11,554,404
Mid Cap Select Growth  17,595,327     2,761,546      (455,245)       2,306,301
Mid Cap Growth        363,815,652    58,574,366   (32,139,749)      26,434,617
World Growth          396,438,702    20,715,711   (81,984,067)     (61,268,356)
All Cap                36,040,431     3,087,205      (692,289)       2,394,916
Growth              2,294,226,085   135,644,161  (204,335,910)     (68,691,749)
Investors Growth       26,742,156     2,269,471      (185,490)       2,083,981
Growth Stock           43,203,807     4,172,140    (1,189,146)       2,982,994
Value                 150,255,986     9,647,278    (3,823,509)       5,823,769
High Yield            840,866,339    60,285,198  (122,256,154)     (61,970,956)
Income              1,150,630,097    61,708,614    (4,806,613)      56,902,001
Limited Maturity Bond 205,397,382     4,358,814      (270,046)       4,088,768
Money Market          337,870,481            --            --               --

(5) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities -- For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                 In thousands
                          -----------------------
Portfolio                 Purchases         Sales
-------------------------------------------------
Small Cap Growth             $9,330        $9,922
Opportunity Growth          140,591       152,138
Mid Cap Select Growth        16,315        17,188
Mid Cap Growth              147,194       179,499
World Growth                 42,451        73,245
All Cap                      50,130        52,949
Growth                    1,808,571     1,886,902
Investors Growth             52,298        50,701
Growth Stock                 20,738        17,932
Value                        70,893        50,994
High Yield                  530,946       600,920
Income                    1,112,055     1,079,412
Limited Maturity Bond       224,976       136,626

Purchases and sales of U.S. Government securities were:

                                 In thousands
                          -----------------------
Portfolio                 Purchases         Sales
-------------------------------------------------
Opportunity Growth             $351           $--
All Cap                         111            68
Growth                        5,191         8,869
Investors Growth                334           331
Growth Stock                    177           724
Value                           313           630
Income                      894,960       917,761
Limited Maturity Bond       147,840       162,604

Investments in Restricted Securities -- The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $19,659,742 at June 30, 2003, which represented 2.48% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities -- The High Yield Portfolio invests primarily in high yielding fixed income securities. All of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

Open Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2003 were as follows:

                                         Growth Portfolio
                                    -----------------------
                                    Number of       Premium
                                    Contracts        Amount
-----------------------------------------------------------
Balance at December 31, 2002              --            $--
Opened                                11,676      1,487,102
Closed                                (8,571)    (1,159,251)
Expired                               (1,403)       (81,733)
Exercised                             (1,112)      (140,955)
                                ------------     ----------
Balance at June 30, 2003                 590       $105,163
                                ============     ==========

                                         Income Portfolio
                                    -----------------------
                                    Number of       Premium
                                    Contracts        Amount
-----------------------------------------------------------
Balance at December 31, 2002              --            $--
Opened                                 1,425        729,414
Closed                                  (975)      (564,977)
Expired                                 (450)      (164,437)
Exercised                                 --             --
                                ------------     ----------
Balance at June 30, 2003                  --            $--
                                ============     ==========

(6) CAPITAL STOCK

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of two billion shares as follows:

                              Shares        Par
Portfolio                   Authorized    Value
-----------------------------------------------
Small Cap                   50,000,000    $0.01
Opportunity Growth         100,000,000     0.01
Mid Cap Select Growth       50,000,000     0.01
Mid Cap Growth             100,000,000     0.01
World Growth               100,000,000     0.01
All Cap                     50,000,000     0.01
Growth                     350,000,000     0.01
Investors Growth            50,000,000     0.01
Growth Stock                50,000,000     0.01
Value                       50,000,000     0.01
High Yield                 300,000,000     0.01
Income                     200,000,000     0.01
Limited Maturity Bond       50,000,000     0.01
Money Market               500,000,000     0.01

Transactions in capital stock were as follows:

                                                               Portfolios
                           ---------------------------------------------------------------------------------
                                    Small Cap                   Opportunity                Mid Cap
                                      Growth                      Growth                Select Growth
                           ------------------------   -------------------------   --------------------------
Year Ended
December 31, 2002               Shares        Amount        Shares        Amount        Shares        Amount
------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Sold                         2,342,249   $23,139,294       680,337    $5,211,960     2,692,023   $22,948,695
Dividends and
distributions reinvested            --            --        77,081       713,639         2,752        25,715
Redeemed                      (242,237)   (1,737,377)   (7,822,236)  (63,011,541)     (319,010)   (1,753,280)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                   2,100,012   $21,401,917    (7,064,818) $(57,085,942)    2,375,765   $21,221,130
                           ===========   ===========   ===========   ===========   ===========   ===========

Six Months Ended
June 30, 2003
------------------------
Sold                           527,911    $4,257,683     1,082,703    $7,810,322       570,907    $3,644,545
Redeemed                      (610,560)   (5,283,648)   (2,254,981)  (15,368,285)     (674,941)   (4,629,262)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                     (82,649)  $(1,025,965)   (1,172,278)  $(7,557,963)     (104,034)    $(984,717)
                           ===========   ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           ---------------------------------------------------------------------------------
                                    Mid Cap                      World
                                    Growth                       Growth                      All Cap
                           ------------------------   -------------------------   --------------------------
Year Ended
December 31, 2002               Shares        Amount        Shares        Amount        Shares        Amount
------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Sold                         2,339,023   $24,915,738     2,128,501   $17,255,556     5,320,519   $48,505,799
Dividends and
distributions reinvested        53,297       644,695       203,049     1,948,069         3,838        36,709
Redeemed                    (7,410,054)  (74,456,523)   (6,988,840)  (59,967,529)     (343,894)   (2,215,866)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                  (5,017,734) $(48,896,090)   (4,657,290) $(40,763,904)    4,980,463   $46,326,642
                           ===========   ===========   ===========   ===========   ===========   ===========

Six Months Ended
June 30, 2003
------------------------
Sold                         1,596,978   $16,558,206     2,513,917   $20,660,437       767,348    $4,966,529
Dividends and
distributions reinvested            --            --       671,694     5,007,543            --            --
Redeemed                    (2,866,782)  (27,926,206)   (3,404,593)  (27,209,167)     (758,703)   (4,872,700)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                  (1,269,804) $(11,368,000)     (218,982)  $(1,541,187)        8,645       $93,829
                           ===========   ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           ----------------------------------------------------------------------------------
                                                             Investors
                                    Growth                     Growth                   Growth Stock
                           ------------------------   -------------------------   ---------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares        Amount        Shares        Amount
------------------------   -----------    -----------   -----------   -----------   -----------   -----------
Sold                         2,837,266    $31,930,768     2,905,068   $26,524,198     4,403,821   $40,595,011
Dividends and
distributions reinvested     1,189,087     16,584,638         3,293        24,427         8,258        65,264
Redeemed                   (51,858,823)  (614,424,695)     (192,870)   (1,389,673)     (297,238)   (2,235,732)
                           -----------    -----------   -----------   -----------   -----------   -----------
Net change                 (47,832,470) $(565,909,289)    2,715,491   $25,158,952     4,114,841   $38,424,543
                           ===========    ===========   ===========   ===========   ===========   ===========

Six Months Ended
June 30, 2003
------------------------
Sold                        14,772,893   $163,412,406       730,207    $5,707,840     1,100,965    $9,008,483
Dividends and
distributions reinvested     1,168,217     11,996,303            --            --            --            --
Redeemed                   (19,573,926)  (210,294,912)     (614,021)   (5,083,443)     (677,373)   (5,588,662)
                           -----------    -----------   -----------   -----------   -----------   -----------
Net change                  (3,632,816)  $(34,886,203)      116,186      $624,397       423,592    $3,419,821
                           ===========    ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           -----------------------------------------------------------------------------------
                                                                High
                                     Value                      Yield                      Income
                           ------------------------   -------------------------   ----------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares         Amount        Shares        Amount
------------------------   -----------    -----------   -----------    -----------   -----------   -----------
Sold                        11,686,332   $110,356,494     3,032,497    $13,067,068     3,033,459   $26,749,701
Dividends and
distributions reinvested       120,742        936,441    20,693,319    100,481,777     6,486,996    63,207,158
Redeemed                      (209,073)    (1,680,427)  (46,363,322)  (216,802,601)  (17,849,648) (170,494,676)
                           -----------    -----------   -----------    -----------   -----------   -----------
Net change                  11,598,001   $109,612,508   (22,637,506) $(103,253,756)   (8,329,193) $(80,537,817)
                           ===========    ===========   ===========    ===========   ===========   ===========

Six Months Ended
June 30, 2003
------------------------
Sold                         6,322,557    $52,655,853     2,475,016    $11,717,798     1,561,918   $15,883,023
Dividends and
distributions reinvested            --             --     7,879,429     36,538,512     2,596,644    26,070,630
Redeemed                      (583,881)    (4,564,406)  (12,817,560)   (58,832,557)   (9,152,808)  (91,858,905)
                           -----------    -----------   -----------    -----------   -----------   -----------
Net change                   5,738,676    $48,091,447    (2,463,115)  $(10,576,247)   (4,994,246) $(49,905,252)
                           ===========    ===========   ===========    ===========   ===========   ===========

                                                Portfolios
                           -------------------------------------------------------
                                 Limited Maturity              Money
                                     Bond                      Market
                           ------------------------   ----------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares         Amount
------------------------   -----------    -----------   -----------    -----------
Sold                        14,178,737   $141,837,680    65,513,590    $65,513,590
Dividends and
distributions reinvested       304,614      3,058,092     5,398,258      5,398,258
Redeemed                      (965,834)    (9,702,913) (159,713,793)  (159,713,793)
                           -----------    -----------   -----------    -----------
Net change                  13,517,517   $135,192,859   (88,801,945)  $(88,801,945)
                           ===========    ===========   ===========    ===========

Six Months Ended
June 30, 2003
------------------------
Sold                         5,295,248    $54,157,793   129,523,392   $129,523,392
Dividends and
distributions reinvested       290,251      2,970,076     1,480,029      1,480,029
Redeemed                    (2,294,918)   (23,392,577) (111,252,247)  (111,252,247)
                           -----------    -----------   -----------    -----------
Net change                   3,290,581    $33,735,292    19,751,174    $19,751,174
                           ===========    ===========   ===========    ===========

(7) FORWARD CURRENCY CONTRACTS

As of June 30, 2003 the World Growth Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $1,055:

                                                                                Unrealized
                     Expiration             Contract        Market Value     Appreciation/
Currency Purchased        Date    Quantity    Amount    at End of Period    (Depreciation)
------------------------------------------------------------------------------------------
euro (EUR)              7/2/03     183,433  $209,565            $210,648            $1,083

Currency Sold
------------------
Japanese Yen (JPY)      7/2/03  25,166,953   209,565             209,593               (28)
                                                                                ----------
                                                                      TOTAL         $1,055
                                                                                ==========

(8) LINE OF CREDIT

The LB Series Fund, Inc., along with the AAL Variable Product Series Fund, Inc., The Lutheran Brotherhood Family of Funds, and The AAL Mutual Funds are party to an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the six months ended June 30, 2003.

LB Series Fund, Inc.
Financial Highlights

                                         Small Cap Growth Portfolio            Opportunity Growth Portfolio
--------------------------------------------------------------------------------------------------------------
                                 Six Months                               Six Months
                                      Ended        Year        Period          Ended        Year          Year
For a share outstanding             6/30/03       Ended         Ended        6/30/03       Ended         Ended
throughout each period (a)      (unaudited)  12/31/2002    12/31/2001(f) (unaudited)  12/31/2002    12/31/2001
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $7.70      $10.55        $10.00          $6.95      $10.21        $13.25

Income from Investment
Operations
Net investment income/
  (loss)                              (0.02)      (0.04)        (0.01)            --          --          0.02
Net realized and unrealized
  gain/(loss) on investments (b)       1.14       (2.81)         0.56           1.10       (3.24)        (2.36)
Total from Investment Operations       1.12       (2.85)         0.55           1.10       (3.24)        (2.34)

Less Distributions from
Net investment income                    --          --            --             --       (0.02)        (0.04)
Net realized gains on
  investments                            --          --            --             --          --         (0.66)
Total Distributions                      --          --            --             --       (0.02)        (0.70)

Net Asset Value, End of period        $8.82       $7.70        $10.55          $8.05       $6.95        $10.21

Total return (c)                      14.58%     (27.02)%        5.50%         15.81%     (31.77%      (18.01%
Net assets, end of period
  (in millions)                       $22.6       $20.3          $5.7         $218.4      $196.8        $361.1
Ratio of expenses to average
  net assets (d)                       1.00%       1.00%         1.00%          0.40%       0.40%         0.40%
Ratio of net investment
  income/(loss) to average
  net assets (d)                      (0.56)%     (0.52)%       (0.74)%        (0.11)%     (0.05)%        0.19%
Portfolio turnover rate                  40%         29%            0%            75%        130%          138%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:

Ratio of expenses to average
  net assets (d,e)                     1.20%       1.11%         0.48%          0.47%       1.24%         1.02%
Ratio of net investment loss
  to average net assets (d,e)         (0.76)%     (0.63)%       (0.19)%        (0.12)%     (0.75)%       (0.48%

                                                            Mid Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended        Year          Year           Year        Year        Period
For a share outstanding             6/30/03       Ended         Ended          Ended       Ended         Ended
throughout each period (a)      (unaudited)  12/31/2002    12/31/2001     12/31/2000  12/31/1999    12/31/1998(g)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $9.63      $13.04        $17.59         $16.62      $11.13        $10.00

Income from Investment
Operations
Net investment income/(loss)             --          --          0.01           0.07        0.02          0.04
Net realized and unrealized
  gain/(loss) on investments (b)       1.65       (3.39)        (3.39)          2.24        5.49          1.13
Total from Investment Operations       1.65       (3.39)        (3.38)          2.31        5.51          1.17

Less Distributions from
Net investment income                    --       (0.02)        (0.07)            --       (0.02)        (0.04)
Net realized gains on
  investments                            --          --         (1.10)         (1.34)         --            --
Total Distributions                      --       (0.02)        (1.17)         (1.34)      (0.02)        (0.04)

Net Asset Value, End of period       $11.28       $9.63        $13.04         $17.59      $16.62        $11.13

Total return (c)                      17.16%     (26.09)%      (19.74)%        13.37%      49.64%        11.62%
Net assets, end of period
  (in millions)                      $394.3      $348.8        $537.9         $588.6      $271.7         $95.7
Ratio of expenses to average
  net assets (d)                       0.40%       0.40%         0.40%          0.40%       0.40%         0.40%
Ratio of net investment
  income/(loss) to average
  net assets (d)                      (0.06)%     (0.06)%        0.12%          0.49%       0.26%         0.64%
Portfolio turnover rate                  40%         51%          121%           117%        148%          125%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:

Ratio of expenses to average
  net assets (d,e)                     0.44%       0.45%
Ratio of net investment income/
  (loss) to average net assets (d,e)  (0.10)%     (0.11)%

                                        Opportunity Growth Portfolio          Mid Cap Select Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                       Year          Year          Year           Ended        Year        Period
For a share outstanding               Ended         Ended         Ended         6/30/03       Ended         Ended
throughout each period (a)       12/31/2000    12/31/1999    12/31/1998     (unaudited)  12/31/2002    12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $14.10         $11.06       $11.55           $5.96      $10.60        $10.00

Income from Investment
  Operations
Net investment income/
  (loss)                               0.04          (0.01)        0.03           (0.01)      (0.02)           --
Net realized and unrealized
  gain/(loss) on investments (b)      (0.89)          3.05        (0.37)           1.09       (4.60)         0.60
Total from Investment Operations      (0.85)          3.04        (0.34)           1.08       (4.62)         0.60

Less Distributions from
Net investment income                    --             --        (0.03)             --          --            --
Net realized gains on
  investments                            --             --        (0.12)             --       (0.02)           --
Total Distributions                      --             --        (0.15)             --       (0.02)           --

Net Asset Value, End of period       $13.25         $14.10       $11.06           $7.04       $5.96        $10.60

Total return (c)                      (6.05)%        27.55%       (2.99)%         18.17%     (43.66)%        5.99%
Net assets, end of period
  (in millions)                      $457.4         $436.9       $372.2           $20.0       $17.6          $6.1
Ratio of expenses to average
  net assets (d)                       0.40%          0.40%        0.40%           0.90%       0.90%         0.90%
Ratio of net investment
  income/(loss) to average
  net assets (d)                       0.26%         (0.09)%       0.30%          (0.41)%     (0.36)%       (0.53)%
Portfolio turnover rate                 147%            60%         134%             90%        171%           15%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:

Ratio of expenses to average
  net assets (d,e)                                                                 1.24%       1.02%
Ratio of net investment loss
  to average net assets (d,e)                                                     (0.75)%     (0.48)%

                                                    World Growth Portfolio                               All Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                             Six Months                                                         Six Months
                                  Ended       Year       Year       Year       Year       Year       Ended       Year     Period
For a share outstanding         6/30/03      Ended      Ended      Ended      Ended      Ended     6/30/03      Ended      Ended
throughout each period (a)  (unaudited) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998 (unaudited) 12/31/2002 12/31/2001(f)

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $8.23     $10.02     $13.83     $16.93     $12.67     $11.12       $6.35     $10.30     $10.00

Income from Investment
Operations
Net investment income/
  (loss)                           0.10       0.10       0.07       0.06       0.11       0.12        0.01      (0.01)        --
Net realized and unrealized
  gain/(loss)
  on investments (b)               0.49      (1.85)     (2.81)     (2.73)      4.21       1.74        0.50      (3.93)      0.30
Total from Investment Operations   0.59      (1.75)     (2.74)     (2.67)      4.32       1.86        0.51      (3.94)      0.30

Less Distributions from
Net investment income             (0.13)     (0.04)     (0.05)        --      (0.06)     (0.21)         --         --         --
Net realized gains on
  investments                        --         --      (1.02)     (0.43)        --      (0.10)         --      (0.01)        --
Total Distributions               (0.13)     (0.04)     (1.07)     (0.43)     (0.06)     (0.31)         --      (0.01)        --

Net Asset Value, End of period    $8.69      $8.23     $10.02     $13.83     $16.93     $12.67       $6.86      $6.35     $10.30

Total return (c)                   7.33%    (17.43)%   (21.03)%   (16.12)%    34.13%     16.75%       8.12%    (38.33)%     3.10%
Net assets, end of period
  (in millions)                  $339.3     $323.3     $440.0     $561.3     $550.1     $369.7       $38.5      $35.5       $6.4
Ratio of expenses to average
  net assets (d)                   0.85%      0.85%      0.85%      0.85%      0.85%      0.85%       0.95%      0.95%      0.95%
Ratio of net investment
  income/(loss) to average
  net assets (d)                   2.51%      1.08%      0.68%      0.44%      0.89%      1.04%       0.26%     (0.18)%    (0.36)%
Portfolio turnover rate              11%        20%        30%        38%        23%        19%        141%       192%        29%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:

Ratio of expenses to average
  net assets (d,e)                 0.94%      0.95%                                                   1.08%      1.03
Ratio of net investment income/
  (loss) to average net
   assets (d,e) 2.42%              0.98%                                                   0.13%     (0.26)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Prior to the year ended December 31, 2002, ratios were not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.

(f) Since Portfolio inception, November 30, 2001.

(g) Since Portfolio inception, January 30, 1998.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                     Growth Portfolio
-------------------------------------------------------------------------------------------------
                            Six Months
                                 Ended       Year        Year        Year        Year        Year
For a share outstanding        6/30/03      Ended       Ended       Ended       Ended       Ended
throughout each period (a) (unaudited) 12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period           $10.62     $15.25      $24.06      $30.24      $23.51      $21.58

Income from Investment
  Operations

Net investment income             0.03       0.07        0.07        0.13        0.11        0.19
Net realized and unrealized
  gain/(loss) on investments (b)  1.39      (4.63)      (4.13)      (1.18)       9.14        5.28
Total from Investment Operations  1.42      (4.56)      (4.06)      (1.05)       9.25        5.47

Less Distributions from
  Net investment income          (0.06)     (0.07)      (0.05)      (0.08)      (0.11)      (0.19)
Net realized gains on investments   --         --       (4.70)      (5.05)      (2.41)      (3.35)
Total Distributions              (0.06)     (0.07)      (4.75)      (5.13)      (2.52)      (3.54)

Net Asset Value, End of period  $11.98     $10.62      $15.25      $24.06      $30.24      $23.51

Total return (c)                 13.51%    (29.99)%    (19.13)%     (4.95)%     43.61%      28.38%
Net assets, end of period
  (in millions)               $2,218.4   $2,004.7    $3,607.7    $4,695.7    $4,913.3    $3,320.0
Ratio of expenses to average
  net assets (d)                  0.40%      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
  to average net assets (d)       0.58%      0.48%       0.43%       0.48%       0.45%       0.94%
Portfolio turnover rate             81%        83%         94%        108%        124%        152%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average
  net assets (d,e)                0.42%      0.42%
Ratio of net investment income/
  (loss) to average net assets
  (d,e)                           0.56%      0.46%

                                                  High Yield Portfolio
-------------------------------------------------------------------------------------------------
                            Six Months
                                 Ended       Year        Year        Year        Year        Year
For a share outstanding        6/30/03      Ended       Ended       Ended       Ended       Ended
throughout each period (a) (unaudited) 12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period                      $4.40      $5.41       $6.39       $9.09       $9.16      $10.44

Income from Investment
  Operations
Net investment income             0.24       0.56        0.78        0.99        0.99        0.99
Net realized and unrealized gain/
  (loss) on investments (b)       0.50      (1.01)      (0.98)      (2.70)      (0.07)      (1.12)
Total from Investment Operations  0.74      (0.45)      (0.20)      (1.71)       0.92       (0.13)

Less Distributions from
  Net investment income          (0.23)     (0.56)      (0.78)      (0.99)      (0.99)      (1.00)
Net realized gains on investments   --         --          --          --          --       (0.15)
Total Distributions              (0.23)     (0.56)      (0.78)      (0.99)      (0.99)      (1.15)
Net Asset Value, End of period   $4.91      $4.40       $5.41       $6.39       $9.09       $9.16

Total return (c)                 17.23%     (8.65)%     (3.60)%    (20.56)%     10.52%      (1.50)%
Net assets, end of period
  (in millions)                 $791.4     $719.9    $1,007.7    $1,150.3    $1,525.7    $1,427.3
Ratio of expenses to average
  net assets (d)                  0.40%      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
  to average net assets (d)      10.23%     11.64%      12.95%      12.16%      10.71%      10.04%
Portfolio turnover rate             66%        79%         80%         62%         59%         71%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average
  net assets (d,e)                0.43%      0.43%
Ratio of net investment income/
  (loss) to average net assets
  (d,e)                          10.20%     11.61%

Financial Highlights -- continued

                           Investors Growth Portfolio               Growth Stock Portfolio                Value Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                      Six Months                           Six Months
For a share                Ended       Year     Period          Ended       Year     Period          Ended       Year     Period
outstanding throughout   6/30/03      Ended      Ended        6/30/03      Ended      Ended        6/30/03      Ended      Ended
each period (a)      (unaudited) 12/31/2002 12/31/2001(f) (unaudited) 12/31/2002 12/31/2001(f) (unaudited) 12/31/2002 12/31/2001(f)
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period      $7.40     $10.08     $10.00          $7.79     $10.16     $10.00          $7.74     $10.14     $10.00

Income from Investment
  Operations
Net investment income         --       0.01         --           0.01       0.01         --           0.04       0.07       0.01
Net realized and
  unrealized gain/(loss)
  on investments (b)        0.96      (2.68)      0.08           1.11      (2.37)      0.16           0.75      (2.39)      0.13
Total from Investment
  Operations                0.96      (2.67)      0.08           1.12      (2.36)      0.16           0.79      (2.32)      0.14

Less Distributions from
  Net investment income       --      (0.01)        --             --      (0.01)        --             --      (0.08)        --
Net realized gains on
  investments                 --         --         --             --         --         --             --         --         --
Total Distributions           --      (0.01)        --             --      (0.01)        --             --      (0.08)        --

Net Asset Value,
  End of period            $8.36      $7.40     $10.08          $8.91      $7.79     $10.16          $8.53      $7.74     $10.14

Total return (c)           12.87%    (26.53)%     0.89%         14.40%    (23.20)%     1.63%         10.12%    (22.85)%     1.44%
Net assets, end of
  period (in millions)     $28.6      $24.5       $5.9          $45.9      $36.8       $6.2         $153.8      $95.1       $6.9
Ratio of expenses
  to average net
  assets (d)                0.80%      0.80%      0.80%          0.80%      0.80%      0.80%          0.60%      0.60%      0.60%
Ratio of net investment
  income to average net
  assets (d)                0.12%      0.12%      0.05%          0.29%      0.26%      0.37%          1.38%      1.39%      0.87%
Portfolio turnover rate      197%       214%        13%            45%        37%         3%            44%       104%        --

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average
  net assets (d,e)          1.15%      0.90%                     0.94%      0.89%                     0.72%      0.66%
Ratio of net investment income/
  (loss) to average net assets
  (d,e)                    (0.23)%     0.02%                     0.15%      0.17%                     1.26%      1.33%

                                                      Income Portfolio                      Limited Maturity Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                      Six Months                                                            Six Months
For a share                Ended       Year       Year         Year      Year        Year        Ended       Year    Period
outstanding throughout   6/30/03      Ended      Ended        Ended     Ended       Ended      6/30/03      Ended     Ended
each period (a)      (unaudited) 12/31/2002 12/31/2001   12/31/2000 12/31/1999 12/31/1998  (unaudited) 12/31/2002 12/31/2001(f)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period      $9.83      $9.80      $9.71        $9.41     $10.21      $9.92       $10.16      $9.91     $10.00

Income from Investment
Operations
Net investment income       0.23       0.51       0.61         0.64       0.59       0.61         0.15       0.32       0.03
Net realized and unrealized
  gain/(loss) on
  investments (b)           0.45       0.03       0.09         0.30      (0.80)      0.29         0.22       0.25      (0.09)
Total from Investment
Operations                  0.68       0.54       0.70         0.94      (0.21)      0.90         0.37       0.57      (0.06)

Less Distributions from
  Net investment income    (0.23)     (0.51)     (0.61)       (0.64)     (0.59)     (0.61)       (0.15)     (0.32)     (0.03)
Net realized gains on
  investments                 --         --         --           --         --         --        (0.02)        --         --
Total Distributions        (0.23)     (0.51)     (0.61)       (0.64)     (0.59)     (0.61)       (0.17)     (0.32)     (0.03)
Net Asset Value,
  End of period           $10.28      $9.83      $9.80        $9.71      $9.41     $10.21       $10.36     $10.16      $9.91

Total return (c)            7.01%      5.75%      7.38%       10.36%     (2.01)%     9.37%        3.71%      5.78%     (0.61)%
Net assets, end
  of period
  (in millions)         $1,147.4   $1,146.3   $1,224.2      $1,095.0  $1,066.0   $1,074.3       $196.6     $159.3      $21.5
Ratio of expenses to
  average net assets (d)    0.40%      0.40%      0.40%         0.40%     0.40%      0.40%        0.40%      0.40%      0.40%
Ratio of net investment
  income to average net
  assets (d)                4.60%      5.29%      6.12%         6.83%     6.09%      6.06%        2.97%      3.11%      3.24%
Portfolio turnover rate      186%       151%       190%          136%       91%        86%         182%       236%        24%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to
  average net assets (d,e)  0.42%      0.43%                                                      0.47%      0.46%
Ratio of net investment
  income/ (loss) to average
  net assets (d,e)          4.58%      5.26%                                                      2.90%      3.05%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Prior to the year ended December 31, 2002, ratios were not caluclated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.

(f) Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                 Money Market Portfolio
-------------------------------------------------------------------------------------------------
                            Six Months
                                 Ended       Year        Year        Year        Year        Year
For a share outstanding        6/30/03      Ended       Ended       Ended       Ended       Ended
throughout each period (a) (unaudited) 12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $1.00      $1.00       $1.00       $1.00       $1.00       $1.00

Income from Investment
  Operations
  Net investment income           0.00       0.01        0.04        0.06        0.05        0.05

Less Distributions from
  Net investment income           0.00      (0.01)      (0.04)      (0.06)      (0.05)      (0.05)

Net Asset Value, End of period   $1.00      $1.00       $1.00       $1.00       $1.00       $1.00

Total return (c)                  0.47%      1.50%       3.96%       6.21%       4.94%       5.32%
Net assets, end of period
  (in millions)                 $338.6     $318.9      $407.7      $291.7      $294.9      $193.8
Ratio of expenses to average
  net assets (d)                  0.40%      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
  to average net assets (d)       0.94%      1.49%       3.76%       6.03%       4.86%       5.16%
Portfolio turnover rate            N/A        N/A         N/A         N/A         N/A         N/A

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to
  average net assets (d,e)        0.45%      0.44%
Ratio of net investment income
  to average net assets (d,e)     0.89%      1.45%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Prior to the year ended December 31, 2002, ratios were not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.

The accompanying notes to the financial statements are an integral part of this schedule.

LB Series Fund, Inc.

Supplement to Prospectus Dated April 30, 2003

Relating to the Value Portfolio

The paragraph under the heading "Value Portfolio" on page 32 of the Prospectus is deleted and replaced with the following paragraph:

The Value Portfolio is managed by a team of investment professionals from Thrivent Financial.

The date of this Supplement is June 3, 2003.

LB Series Fund, Inc.

Supplement to Prospectus Dated April 30, 2003

1. The second paragraph under the heading "All Cap Portfolio" on page 31 of the Prospectus is deleted and replaced with the following paragraph:

Bahaa W. Fam serves as portfolio manager of the All Cap Portfolio. Mr. Fam has served as the portfolio manager of the All Cap Portfolio since July 1, 2003. He has served as portfolio manager of the Fidelity Focused Stock Fund since October of 2001. He managed the Fidelity Strategic Growth Fund from October 2001 to January 2003. Mr. Fam has been employed by FMR Co. since 1994.

2. The references to Christopher Grisanti under the heading "Small Cap Growth Portfolio" on page 31 of the Prospectus are deleted.

3. The first sentence under the heading "Mortgage-Backed and Asset-Backed Securities" on page 35 of the Prospectus is deleted and replaced with the following sentence:

Each of the Portfolios may invest in mortgage-backed and asset-backed securities.

4. The fourth sentence on the back cover of the Prospectus providing instructions about how to obtain additional information for LB Series Fund, Inc. and its Portfolios is replaced with the following sentence:

You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-847-4836.

The date of this Supplement is July 15, 2003.

LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account

Supplement to Prospectuses and Statements of Additional Information

Dated April 30, 2003

Lutheran Brotherhood Variable Insurance Products Company has changed its name to Thrivent Life Insurance Company. Therefore, the name of the issuer of the Contracts funded by LBVIP Variable Annuity Account I and LBVIP Variable Insurance Account is Thrivent Life Insurance Company.

The date of this Supplement is July 15, 2003.

Please include these Supplements with your Prospectus.

We're Listening to You!
In response to concerns regarding multiple mailings, we are sending one semiannual report for LB Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

[GRAPHIC OMITTED: THRIVENT FINANCIAL FOR LUTHERANS TRADEMARK LOGO]

625 Fourth Ave. S, Minneapolis, MN 55415-1665

www.thrivent.com * e-mail: mail@thrivent.com * 800 - THRIVENT (800-847-4836)

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S, Minneapolis, MN 55415-1665

www.thrivent.com * e-mail: mail@thrivent.com * 800 - THRIVENT (800-847-4836)

VP54 8-03

Item 2. Code of Ethics
Not applicable.

Item 3. Audit Committee Financial Expert
Not applicable.

Item 4. Principal Accountant Fees and Services
Not applicable.

Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i)   The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)   There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits
(a)   Not applicable.

(b)   Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 2, 2003                                                           THE LB SERIES FUND, INC.

                                                                                   By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  September 2, 2003                                                          By:  /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Date:  September 2, 2003                                                           By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

  I have reviewed this report on Form N-CSR of The LB Series Fund, Inc.;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date:  September 2, 2003                                                           By:  /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                        Pamela J. Moret
                                                                                        President

CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

  I have reviewed this report on Form N-CSR of The LB Series Fund, Inc.;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  September 2, 2003                                                           By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: The LB Series Fund, Inc.

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of her or his knowledge, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date:  September 2, 2003                                                           By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Date:  September 2, 2003                                                           By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer